Exhibit 10.1

PURCHASE AGREEMENT

Between

1220 HOWELL LLC, a Delaware limited liability company,

KING & DEARBORN LLC, a Delaware limited liability company, and

NORTHVIEW CORPORATE CENTER LLC, a Delaware limited liability company,

as Sellers,

and

HUDSON PACIFIC PROPERTIES, L.P.,

a Maryland limited partnership,

as Buyer

June 11, 2013

Metropolitan Park – North Tower, Seattle, Washington,

83 South King Street and 505 First Street, Seattle, Washington,

Northview Corporate Center, 20700 44th Avenue West, Lynnwood, Washington

i

9.3	Governing Law	37
9.4	Seller Default	37
9.5	Construction	37
9.6	Terms Generally	37
9.7	Further Assurances	38
9.8	Partial Invalidity	38
9.9	Waivers	38
9.10	Miscellaneous	38
9.11	Confidentiality	38
9.12	Escrow Agent; Deposit	40
9.13	1031 Exchange	42

Exhibit A	List of Real Property by Owner
Exhibit B	Lease Lists
Exhibit C	Excluded Personal Property Lists
Exhibit D	List of Contracts
Exhibit E	Form of Deed
Exhibit F	Assignment of Leases
Exhibit G	Bill of Sale
Exhibit H	Assignment of Contracts
Exhibit I	Assignment of Permits
Exhibit J	List of Security Deposits
Exhibit K	Seller’s Closing Certificate
Exhibit L	Estoppel Certificate
Exhibit L-1	Association Estoppel Certificate
Exhibit L-2	Parking Estoppel Certificate
Exhibit M	Buyer’s Closing Certificate
Exhibit N	Certificate of Nonforeign Status
Exhibit O	Form of Tenant Notice
Exhibit P	Environmental Disclosure Statement

Schedules 1.1(a)-(c)	Preliminary Reports
Schedule 1.2(a)	List of Documents Produced as Part of the Seller Diligence Documents
Schedule 2.1	Allocated Value for Each Property (including Personal Property Value)
Schedule 5.1	Litigation
Schedule 5.1(b)	List of any Tenant Audits of Operating Expenses
Schedule 5.1(f)	List of Tax Appeals
Schedule 5.1(g)(1)	Description of Current Ongoing Tenant Improvement Work and Improvement Allowance for Such Work, Free Rent, Current and Future Brokerage Commissions, and Other Unexpired or Outstanding Tenant Inducements of Monetary Concessions
Schedule 6.1(d)	Estoppel Certificates - List of Tenants
Schedule 7.2(e)	List of Required Tenant Estoppels
Schedule 7.2(f)	Lobby Work Budget
Schedule 8.7	Buyer Audit Information

ii

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”), is made as of June 11, 2013, by and between 1220 HOWELL LLC, a Delaware limited liability company, KING & DEARBORN LLC, a Delaware limited liability company, and NORTHVIEW CORPORATE CENTER LLC, a Delaware limited liability company, (each a “Seller” and collectively “Sellers”), and HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership.

WITNESSETH:

In consideration of the covenants in this Agreement, Seller and Buyer agree as follows:

ARTICLE 1

Purchase and Sale

1.1 The Property. Each Seller agrees to sell to Buyer, and Buyer agrees to purchase from each Seller, in accordance with this Agreement, all of such Seller’s right, title and interest in and to the following property (for each Seller, such Seller’s “Property”, and collectively, the “Property”):

(a) Each Seller’s interest in the real property owned by such Seller as identified in Exhibit A (the “Land”) and as more particularly described in the Preliminary Reports attached as Schedules 1.1 (a) – (c) (each a “Preliminary Report” and collectively the “Preliminary Reports”), prepared by the Title Company (as defined in section 2.2 below) together with all buildings, structures, improvements, machinery, fixtures and equipment affixed or attached to such real property and all easements and rights appurtenant to such real property (all such real property, buildings, structures, improvements, machinery, fixtures, equipment, easements and rights are collectively the “Real Property”);

(b) Each Seller’s interest in all leases, lease amendments, lease guaranties, work letter agreements, improvement agreements, other occupancy agreements, subleases, assignments, licenses, concessions and other agreements (the “Leases”) with all persons leasing, using or occupying such Seller’s Real Property or any part thereof (“Tenants”) described in the list of leases (the “Lease List”) attached hereto as Exhibit B, together with all security deposits held, and all guarantees, letters of credit and other similar credit enhancements, in connection with the Leases (the “Security Deposits”), as described on Exhibit J hereto;

(c) All tangible and intangible personal property located at or directly associated with such Seller’s Real Property (including, without limitation, any and all plans, specifications, drawings, books and building records, together with all domain names and other intellectual property) (the “Personal Property”), except for such Seller’s or other party’s personal property described in Exhibit C attached hereto;

(d) Each Seller’s interest in all contracts, agreements, warranties and guaranties (the “Contracts”) described in Exhibit D attached hereto; and

1

(e) Each Seller’s interest in all building permits, certificates of occupancy, development rights, entitlements and other certificates, permits, licenses and approvals (the “Permits”) relating to such Real Property.

1.2 Property Approval Period. If the parties to this Agreement have previously executed an access agreement or other similar agreement in connection with the transaction contemplated by this Agreement, then the terms and provisions of such other access agreement shall apply to the parties’ actions prior to the date of this Agreement and, effective upon the date of this Agreement, the terms and provisions of this Agreement regarding access and due diligence investigations shall control with respect to the parties’ actions from and after the date of this Agreement.

(a) During the period commencing on the date of this Agreement to 5:00 p.m. Pacific time on June 17, 2013 (the “Property Approval Period”), Buyer shall, at Buyer’s expense, have the right to review and investigate the physical and environmental condition of the Property, the character, quality and general utility of the Property, the zoning, land use, environmental and building requirements and restrictions applicable to the Property, the state of title to the Property, the Personal Property, the Contracts, the Permits, and the Leases. As a result of such review and investigation, Buyer shall determine, in its sole and absolute discretion, whether the Property is acceptable to Buyer. If Buyer fails, prior to 5:00 P.M. Pacific time on the last day of the Property Approval Period, to (i) deliver written notice (“Buyer’s Approval Notice”) to Seller and Title Company (as defined in Section 2.2 below) of Buyer’s unconditional approval of the Property, and (ii) the Second Deposit (as that term is defined in Section 2.2 below) to Title Company, then Buyer shall be deemed to have disapproved the Property and this Agreement shall automatically terminate, the Deposit (as defined in section 2.2 below) shall be returned to Buyer, and thereafter neither Sellers nor Buyer shall have any further obligations hereunder. If Buyer delivers Buyer’s Approval Notice prior to the expiration of the Property Approval Period, Buyer shall no longer have any right to terminate this Agreement under this section 1.2(a), and (subject to the provisions of section 1.2(h) hereof) Buyer shall be obligated to proceed to Closing (as hereinafter defined) and consummate the transaction contemplated hereby pursuant to this Agreement. Despite the rights provided to Buyer below in this section 1.2 to continue to conduct due diligence, nothing in this section 1.2 gives Buyer the right to terminate this Agreement, except as expressly set forth in this section 1.2(a) and in section 1.2(h) below (with respect to new title matters appearing on any title updates).

During the Property Approval Period and thereafter through Closing or the earlier termination of this Agreement, each Seller shall permit Buyer and Buyer’s representatives to inspect and copy the documents listed on Schedule 1.2(a) to this Agreement and each Seller’s Lease files (collectively, and together with the Preliminary Report (defined below) and the underlying exception documents, the “Seller Diligence Documents”), and each Seller shall provide Buyer and Buyer’s representatives with reasonable access to such Seller’s Property at reasonable times, with at least twenty-four (24) hours prior notice to such Seller, during normal business hours on business days for the purposes of exercising the rights of Buyer pursuant to this section 1.2. As used in this Agreement, the term “business day” shall mean any day, except Saturdays, Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or any

2

other day that banks in the State of Washington are authorized or required to close for the normal conduct of business. Buyer’s notice shall identify Buyer and/or Buyer’s representatives entering the Property, as applicable, and shall provide the general scope of the due diligence such party intends to conduct during its access to the Property. Sellers have previously provided Buyer with a current rent roll for the Property. Buyer acknowledges that the materials relating to the Property that Sellers have furnished or will furnish to Buyer contain confidential and proprietary information. Buyer agrees to keep confidential, and not disseminate to any third party other than Buyer’s Agents (as defined below), or Buyer’s prospective lenders or investors, any non-public information, studies or reports that Buyer and/or Buyer’s employees, agents, consultants, attorneys, accountants, directors, advisors, lenders, contractors and representatives (collectively, “Buyer’s Agents”) obtain, from Sellers or otherwise, or develop during or as a result of Buyer’s due diligence inspections (the “Due Diligence Information”). Buyer shall not use the Due Diligence Information in a way that is detrimental to Sellers or for any purpose other than Buyer’s evaluating the proposed acquisition of the Property and enforcing Buyer’s rights and remedies hereunder. If Buyer does not purchase the Property for any reason other than a default by Seller hereunder, the Seller Diligence Documents and any third-party inspection reports, studies, surveys, and other third-party reports and/or test results relating to the physical condition of the Property which were prepared by consultants retained by Buyer in contemplation of this Agreement and which are not subject to the attorney-client privilege shall be delivered or returned to Sellers within five (5) business days following Seller’s written request therefor (and Buyer’s obligation to deliver or return the foregoing shall survive the expiration or termination of this Agreement for a period of nine (9) months), and, except as required by law or regulatory requirements, to demonstrate compliance with fiduciary duties or for purposes of defending or maintaining any legal action related to this Agreement (provided that any such retained copies continue to be held confidential pursuant to the terms of this Agreement so long as such copies are retained), neither Buyer nor Buyer’s Agents shall retain any copies, extracts or other reproductions of the Seller Diligence Documents, except that neither Recipient nor Buyer’s Agents will be obligated to erase Seller Diligence Documents that is automatically saved in an archived computer backup system in accordance with existing security and/or disaster recovery procedures. If Buyer or Buyer’s Agents are requested or required by subpoena or similar court order to disclose any Due Diligence Information (to the extent the same remains confidential pursuant to the express terms of this Agreement), Buyer (unless prohibited by law) shall promptly notify Sellers of such request or requirement so that Sellers may, at their cost and expense, seek to avoid or minimize the required disclosure and/or to obtain an appropriate protective order.

(b) Buyer agrees that each Seller shall have the right to have a representative present to observe all due diligence inspections conducted at such Seller’s Property. Buyer acknowledges and agrees that any and all due diligence inspections shall be conducted in a manner not unreasonably disruptive to tenants or to the operation of the Property. In addition, Buyer shall have the right to obtain from the local zoning or planning department such department’s standard zoning letter or report in which the department confirms the zoning applicable to the Real Property, but Buyer shall not otherwise discuss or inquire about matters related to the Property with governmental entities and utilities or other similar third parties.

3

(c) In conducting its due diligence, Buyer agrees to carry, or to require its agents, consultants and contractors who conduct the due diligence inspections at or on the Property to carry, not less than one million dollars ($1,000,000) comprehensive general liability insurance with a contractual liability endorsement that insures Buyer’s indemnity obligations under section 1.2(g) hereof, and Buyer shall provide Sellers with written evidence of same. Buyer agrees to keep the Property free and clear of any liens that may arise as a result of Buyer’s activities and those of its agents, consultants and contractors at or on the Property. All activities undertaken in connection with Buyer’s due diligence activities shall fully comply with applicable laws and regulations, including laws and regulations relating to worker safety.

(d) Buyer shall not allow or conduct any intrusive physical or environmental testing, inspection or investigation of the Property, and nothing contained in this Agreement shall be deemed to grant Buyer any right of access to conduct intrusive physical or environmental testing, inspection or investigation of the Property, without first obtaining the applicable Seller’s prior written consent (which may be withheld in such Seller’s reasonable discretion) and, upon request of such Seller, entering into an additional agreement with respect thereto in a form reasonably acceptable to such Seller. Prior to performing any environmental tests or studies on the Property beyond the scope of work generally performed in a “Phase I” environmental property assessment study, Buyer shall notify each Seller of the scope of work intended to be performed at such Seller’s Property and shall provide such Seller an opportunity to confer, either directly or through such Seller’s consultants, with Buyer’s environmental consultants in order to determine whether to consent to any sampling or testing of surface or subsurface soils, surface water or ground water. Each Seller may elect to deny Buyer permission to conduct intrusive testing or other inspections of the soils, surface water or ground water based at such Seller’s Property on such Seller’s determination, in its reasonable discretion, that such inspections are inadvisable.

(e) Buyer, at its sole cost, shall restore promptly any and all physical damage or injury caused by its due diligence inspections and shall return the Property to substantially the condition existing prior to such entry; it being understood, however, that Buyer shall not be responsible for damage due to the mere discovery of a pre-existing condition, but Buyer shall be responsible for any exacerbation of a pre-existing condition resulting from Buyer’s activities, and Buyer shall not be responsible to the extent of any damage caused by a Seller or any of its tenants’ or occupants’ (or any of their respective employees’, agents’ or invitees’) negligence or intentional misconduct.

(f) Buyer hereby indemnifies and agrees to protect, defend and hold harmless Sellers and each Seller’s members, employees, licensees, contractors, agents and invitees from and against any and all obligations, losses, injuries, damages, claims, liens, costs, expenses, demands, liabilities, penalties and investigation costs, including reasonable attorneys’ fees and costs (“Claims”), incurred in connection with or arising directly or indirectly out of Buyer’s and Buyer’s Agents activities at or with respect to the Property in connection with such due diligence inspections; provided, however, that Buyer shall not be liable to Sellers under the foregoing indemnity for any Claims arising as a result of the mere discovery by Buyer of a pre-existing condition in or on the Property (but Buyer shall be responsible for any exacerbation of a pre-existing condition resulting from Buyer’s activities) or for Claims to the extent resulting from the negligence or intentional misconduct of a Seller. This indemnity shall survive the termination or expiration of this Agreement for a period of one (1) year.

4

(g) [Omitted].

(h)(1) Each Seller has obtained and delivered to Buyer (i) a Preliminary Report, (ii) copies of the underlying recorded documents shown as exceptions in the Preliminary Report and (iii) a copy of the existing survey of each Property as follows: (x) in the case of Metropolitan Park — North Tower, the survey prepared by Bush, Roed & Hitchings, Inc., dated March 14, 2012, as Job No. 2005160.05, consisting of one sheet, (y) in the case of 83 South King and 505 First Street, the survey prepared by Bush, Roed & Hitchings, Inc., dated May 29, 2013, as Job No. 2000027.10, consisting of two sheets, and (z) in the case of Northview Corporate Center, the survey prepared by Bush, Roed & Hitchings, Inc., dated March 14, 2013, as Job No. 2004073.05, consisting of one sheet (each an “Existing Survey” and collectively, the “Existing Surveys”).

(2) Buyer shall have until June 7, 2013 (such date, the “Title Exam Deadline”) to notify Sellers, in writing, of such objections as Buyer may have to anything affecting the Land and the Real Property contained in the applicable Preliminary Report or Existing Survey. Other than any Monetary Obligations (as defined in section 1.2 (h)(3) below), any item contained in a Preliminary Report or any matter shown on an Existing Survey to which Buyer does not object prior to the Title Exam Deadline shall be deemed a permitted exception (collectively, the “Permitted Exceptions”). In the event Buyer shall notify Sellers of objections to title or to matters shown on the Existing Survey prior to the Title Exam Deadline, the applicable Seller shall have the right, but not the obligation, to cure such objections. Within three (3) business days after receipt of Buyer’s notice of objections, Sellers shall notify Buyer in writing whether such Seller elects to attempt to cure such objections. If such Seller elects to attempt to cure, and provided that Buyer shall not have terminated this Agreement in accordance with section 1.2 hereof, such Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same, and for this purpose such Seller shall be entitled to a reasonable adjournment of the Closing if additional time is reasonably required, but in no event shall the adjournment exceed twenty (20) days after the date for Closing set forth in section 3.1 hereof. If such Seller elects not to cure any objections specified in Buyer’s notice, or if such Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Buyer shall have the following options (which must be exercised within the time set forth in the next sentence): (a) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Buyer but which such Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (b) to terminate this Agreement by giving written notice thereof to Sellers, and upon delivery of such notice of termination, this Agreement shall terminate, the Deposit shall be returned to Buyer, and thereafter neither Sellers nor Buyer shall have any further obligations hereunder. Buyer’s delivery of the Buyer’s Approval Notice described in section 1.2(a) above shall mean that, with respect to title and survey matters described in this section 1.2(h)(2), Buyer has elected the option described in clause (a) of the immediately preceding sentence. If Sellers notify Buyer that the applicable Seller does not intend to attempt to cure any title objection or if, having commenced attempts to cure any objection, Sellers later notify Buyer that such Seller will be unable to effect a cure thereof,

5

then Buyer shall, within five (5) days after such notice has been given, notify Sellers in writing whether Buyer shall elect to accept the conveyance under clause (a) of this section 1.2(h) or to terminate this Agreement under clause (b) of this section 1.2(h).

(3) Buyer may, at or prior to Closing, notify Sellers in writing of any objections to title first raised by the Title Company or revealed after the date of this Agreement, or of any other Monetary Obligations (as defined below). If Buyer makes any such objection, Sellers may, by giving notice to Buyer within five (5) days after Sellers’ receipt of Buyer’s objection notice, elect either to cure such objection or not to cure such objection (provided, however, that Sellers shall be obligated to cure, at their sole cost and expense, either by removing such item from record or, subject to Buyer’s reasonable approval, otherwise causing the Title Company to remove such item from the list of so-called Schedule B exceptions (pursuant to escrow or other arrangements reasonably satisfactory to Buyer), all (x) deeds of trusts, mortgages, financing statements, other security instrument or interests, tax (including with respect to any assessments and governmental charges) liens with respect to delinquent tax payments (or payments that will be delinquent on the Closing Date if not paid on or prior to the Closing Date), mechanics’ liens, materialmen’s liens or similar liens, or other similar encumbrances on the Property for work performed on the applicable Seller’s behalf, or (y) all encumbrances or restrictions that have been voluntarily placed against the Property by the applicable Seller after the date of this Agreement (collectively, “Monetary Obligations”)). Sellers shall be deemed to have elected not to remove or cure any such objection unless Sellers elect or are obligated to cure any such objection in accordance with this section 1.2(h)(3). If Sellers elect or are obligated to cure any such objection, Sellers shall remove the title exception in question on or before the Closing Date in a manner reasonably acceptable to Buyer; provided, however, that if Sellers elect to cure any such objection, such objection is capable of cure and Sellers need time beyond the Closing Date to do so, then Sellers shall have the right to adjourn the Closing, upon written notice to Buyer, for such amount of time as Sellers reasonably require to effect such cure (provided, further, however, such adjournment shall not exceed 20 days). If Sellers elect (or are deemed to have elected) not to remove any such objection (excluding any objection which Sellers are obligated to remove in accordance with this section 1.2(h)(3)), Buyer shall have the right, by giving notice to Sellers within three (3) business days after Buyer’s receipt of Sellers’ election notice (or the expiration of Sellers’ five-day response period if Sellers do not respond), either to terminate this Agreement, and have the Deposit returned, or to withdraw such objection and accept title to the Property subject to the title or survey matter in question. If Buyer does not exercise the right to terminate this Agreement in accordance with this section 1.2(h)(3), Buyer shall be deemed to have approved title to the Property subject to the title matter in question and withdrawn such objection.

(i) Buyer and Sellers acknowledge that each Real Property constitutes “Commercial Real Estate” as defined in RCW 64.06.005. Buyer waives receipt of the seller disclosure statement required under RCW 64.06 for transactions involving the sale of commercial real estate, except for the section entitled “Environmental.” A completed Environmental section of the seller disclosure statement is attached to this Agreement as Exhibit P (the “Disclosure Statement”). Buyer waives its right to rescind this Agreement under Section 64.06.030. Buyer further acknowledges and agrees that the Disclosure Statement (a) is for the purpose of disclosure only, (b) will not be considered part of this Agreement, and (c) will not be construed as a representation or warranty of any kind by Sellers.

6

ARTICLE 2

Purchase Price

2.1 Amount and Payment.

(a) The aggregate purchase price for the Property (the “Purchase Price”) shall be Three Hundred Eighty Million and No/100 Dollars ($380,000,000.00).

(b) Intentionally Omitted.

(c) At the Closing on the Closing Date, Buyer shall pay the aggregate Purchase Price for the Property to Sellers in cash in immediately available funds, subject to adjustments as provided in sections 6.3, 8.3 through 8.5. Buyer shall deposit the Purchase Price, less the Deposit and subject to adjustments as provided in sections 8.3 through 8.5, into escrow with the Title Company on or before 11 A.M. Pacific time on the Closing Date. The Sellers and the Buyer hereby agree that the aggregate Purchase Price shall be allocated among the Property (the “Allocated Asset Value”) for all purposes under this Agreement, including for federal, state, local and foreign tax purposes in accordance with applicable U.S. federal Tax Law and analogous provisions of foreign, state or local laws, and for the purposes of title insurance. The Sellers and the Buyer shall file all tax returns and related tax documents consistent with such agreed upon Allocated Asset Values. Specifically, Sellers and Buyer shall agree on the allocated value for the each Property hereunder no later than the expiration of the Property Approval Period and upon such agreement, Sellers shall update Schedule 2.1 hereto to reflect such agreed-upon allocated value.

2.2 Deposit. Buyer has previously deposited Two Million and No/100 Dollars ($2,000,000.00) with Chicago Title Insurance Company (the “Title Company”). Not later than 5:00 p.m. (Pacific time) on the second (2nd) business day following the expiration of the Property Approval Period (or on the second (2nd) business day following such earlier date as Buyer may deliver Buyer’s Approval Notice, if applicable), Buyer shall deposit with the Title Company the sum of Eighteen Million and No/100 Dollars ($18,000,000.00) (the “Second Deposit”) in cash in immediately available funds as a deposit under this Agreement. The (i) First Deposit, (ii) when made, the Second Deposit and (iii) if and when made, the Extension Deposit are referred to in this Agreement as the “Deposit.” The Deposit shall be held by the Title Company (in such capacity, the “Escrow Agent”) in accordance with the terms and conditions of section 9.12 and in an interest-bearing account designated in writing by Buyer and approved in writing by Sellers. If Sellers and Buyer complete the purchase and sale of the Property in accordance with this Agreement, the Deposit shall be applied to payment of the total purchase price for the Property in accordance with section 2.1 hereof. If the purchase and sale of the Property is not completed and this Agreement terminates for any reason other than a default by Buyer under or a breach by Buyer of this Agreement, then the Deposit shall be returned to Buyer upon such termination of this Agreement. If Buyer fails to deliver the Second Deposit to the Escrow Agent within the

7

time periods specified above, then this Agreement shall terminate automatically effective as of the date of such failure, the First Deposit shall be deemed earned by Seller and shall be retained by Seller, and thereafter neither Seller nor Buyer shall have any further obligations hereunder, except for those provisions that expressly survive the termination or expiration of this Agreement.

2.3 Liquidated Damages. SELLERS AND BUYER AGREE THAT, IF THE PURCHASE AND SALE OF THE PROPERTY IS NOT COMPLETED IN ACCORDANCE WITH THIS AGREEMENT AND THIS AGREEMENT TERMINATES BECAUSE BUYER DEFAULTS UNDER OR BREACHES THIS AGREEMENT, THEN THE DEPOSIT SHALL BE PAID TO SELLERS UPON TERMINATION OF THIS AGREEMENT, AND SUCH DEPOSIT SHALL BE RETAINED BY SELLERS AS LIQUIDATED DAMAGES AND AS SELLERS’ SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY, OTHER THAN SELLERS’ RIGHTS UNDER SECTION 9.2 HEREOF AND UNDER ANY INDEMNIFICATION PROVISIONS THAT SURVIVE TERMINATION OF THIS AGREEMENT BY REASON OF BUYER’S DEFAULT. SELLERS AND BUYER AGREE THAT, UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, ACTUAL DAMAGES MAY BE DIFFICULT TO ASCERTAIN AND THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT WILL BE INCURRED BY SELLERS IF BUYER DEFAULTS UNDER OR BREACHES THIS AGREEMENT AND FAILS TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT. THE PAYMENT OF THE DEPOSIT TO SELLERS AS LIQUIDATED DAMAGES UNDER THE CIRCUMSTANCES PROVIDED FOR HEREIN IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLERS.

[Remainder of page intentionally blank.]

8

BY SIGNING BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE, THE REASONABLENESS OF THE AMOUNT OF LIQUIDATED DAMAGES AGREED UPON, AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION.

SELLERS INITIALS:	BUYER’S INITIALS:

[Remainder of page intentionally blank.]

9

ARTICLE 3

Completion of Sale

3.1 Place and Date. The purchase and sale of the Property shall be completed in accordance with Article 8 hereof (the “Closing”). The Closing shall occur through escrow No. NCS-160330432 with the Title Company at 455 Market Street, Suite 2100, San Francisco, California 94105, Attn: Terina J. Kung, Tel: 415-3-291- 5128, Fax: 415.896.9423, Email: kungt@ctt.com (or at such other place as Seller and Buyer agree) on July 12, 2013 (the “Closing Date”). Notwithstanding the foregoing, Buyer shall have the one-time right to extend the Closing Date to July 26, 2013 by giving irrevocable, written notice of such extension to Sellers not later than 5:00 p.m. San Francisco time on July 8, 2013, and simultaneously delivering to Escrow Agent the sum of Five Million and No/100 Dollars ($5,000,000.00) as an additional deposit (the “Extension Deposit”). If Buyer fails to deliver the Extension Deposit to the Escrow Agent within the time period specified above, then, Buyer’s exercise of the foregoing extension right shall be ineffective, and the Closing Date shall not be extended and shall remain July 12, 2013 subject to any other rights the parties may have to extend the Closing Date under this Agreement. Prior to the Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Closing in accordance with this Agreement.

ARTICLE 4

Title and Condition

4.1 Title to the Property. Each Seller shall convey to Buyer fee title to such Seller’s Real Property, by a duly executed and acknowledged Bargain and Sale Deed (the “Deed”) in the form of Exhibit E attached hereto.

4.2 Leases. Each Seller shall assign good title to such Seller’s interest in the Leases and the Security Deposits to Buyer, and Buyer shall assume said Leases and Security Deposits, by a duly executed Assignment of Leases (the “Assignment of Leases”) in the form of Exhibit F attached hereto.

4.3 Personal Property. Each Seller shall transfer all of such Seller’s interests in the Personal Property to Buyer, by a duly executed Bill of Sale (the “Bill of Sale”) in the form of Exhibit G attached hereto, without any warranty or covenant except as herein or therein stated.

4.4 Contracts. Subject to Buyer’s right to direct each Seller to deliver notice of cancellation of any Contract in accordance with section 6.1(f), each Seller shall assign all of such Seller’s interests in the Contracts to Buyer, and Buyer shall assume said Contracts, by a duly executed Assignment of Contracts (the “Assignment of Contracts”) in the form of Exhibit H attached hereto.

10

4.5 Permits. Each Seller shall assign all of such Seller’s interests in the Permits to Buyer, by a duly executed Assignment of Permits (the “Assignment of Permits”) in the form of Exhibit I attached hereto without any warranty or covenant.

4.6 Conveyance. Buyer’s acceptance of the Deed from each Seller for such Seller’s Real Property at the Closing on the Closing Date and the issuance of the Title Policy (defined below) to Buyer by the Title Company on the Closing Date shall conclusively establish that each Seller conveyed such Seller’s Property to Buyer as required by this Agreement and shall discharge in full such Seller’s obligations under section 4.1 hereof with respect to title to the Real Property.

4.7 “AS IS” Sale.

(a) Prior to the date hereof or during the Property Approval Period:

(i) Buyer has or will have conducted all such inspections, investigations, tests, analyses, appraisals and evaluations of the Property (including for Hazardous Materials, as defined below) as Buyer considers necessary or appropriate (all of such inspections, investigations and reports being herein collectively called the “Investigations”); and

(ii) Sellers have or will have made available to Buyer, and otherwise allowed Buyer access to, copies of the Seller Diligence Documents.

(b) Prior to the date hereof or during the Property Approval Period, Buyer has or will have reviewed, examined, evaluated and verified all Seller Diligence Documents and the results of the Investigations to the extent it deems necessary or appropriate with the assistance of such experts as Buyer deemed appropriate. Prior to the date hereof or during the Property Approval Period, Buyer:

(i) is or will be familiar with the physical condition of the Property;

(ii) has or will have completed its due diligence with respect to the Property and the Seller Diligence Documents to its satisfaction;

(iii) is or will be acquiring the Property based exclusively upon its own investigations and inspections of the Property and the Seller Diligence Documents except for the representations and warranties of Sellers expressly provided herein;

(iv) is experienced in the acquisition of real property similar to the Real Property;

(v) has been and will continue to be represented by advisors and consultants (including counsel) of its choice in the transaction contemplated by this Agreement; and

(vi) recognizes the risks of acquiring and owning the Property and that an allocation of risk is intended by this Agreement.

(c) THE PROPERTY IS BEING SOLD, AND BUYER IS ACCEPTING POSSESSION OF THE PROPERTY ON THE CLOSING DATE, “AS IS, WHERE IS, WITH ALL FAULTS,” WITH NO RIGHT OF SETOFF OR REDUCTION IN THE

11

PURCHASE PRICE EXCEPT FOR SELLERS’ EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND OTHER OBLIGATIONS OF SELLERS IN THIS AGREEMENT OR ANY OF THE CLOSING DOCUMENTS THAT SURVIVE THE CLOSING (HEREIN COLLECTIVELY CALLED THE “SELLERS’ WARRANTIES”). NONE OF THE SELLERS, THEIR COUNSEL OR BROKERS, NOR ANY PARTNER, MEMBER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF ANY SELLER, ITS COUNSEL OR BROKER NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PARTIES ARE HEREIN COLLECTIVELY CALLED THE “SELLER PARTIES”) HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO BUYER WITH RESPECT TO THE PROPERTY, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN THE DOCUMENTS RELATING TO THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF BUYER’S INVESTIGATIONS OF THE PROPERTY, EXCEPT FOR THE SELLERS’ WARRANTIES.

(d) BUYER HAS OR WILL HAVE HAD THE OPPORTUNITY TO CONDUCT TESTS AND INSPECTIONS TO CONFIRM INDEPENDENTLY ALL INFORMATION THAT BUYER CONSIDERS MATERIAL TO ITS PURCHASE OF THE PROPERTY OR THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. EXCEPT FOR SELLERS’ WARRANTIES, BUYER IS NOT RELYING ON (AND SELLERS AND EACH OF THE OTHER SELLER PARTIES DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM SELLERS OR ANY OTHER SELLER PARTY, AS TO: (i) THE OPERATION OF THE PROPERTY OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OR ANY PORTION OF THE PROPERTY FOR A PARTICULAR PURPOSE; (ii) THE PHYSICAL CONDITION WHETHER VISIBLE OR NOT, OF THE PROPERTY OR THE CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON, INCLUDING, BUT NOT LIMITED TO, PLUMBING, SEWER, HEATING, VENTILATING AND AIR CONDITIONING, LIFE SAFETY, BUILDING MANAGEMENT, VERTICAL TRANSPORTATION, AND ELECTRICAL SYSTEMS, ROOFING, AIR CONDITIONING, FOUNDATIONS, SOILS AND GEOLOGY, INCLUDING HAZARDOUS MATERIALS, LOT SIZE, OR SUITABILITY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON FOR A PARTICULAR PURPOSE; (iii) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE PROPERTY; (iv) WHETHER THE APPLIANCES, IF ANY, PLUMBING OR UTILITIES ARE IN WORKING ORDER; (v) THE HABITABILITY OR SUITABILITY FOR OCCUPANCY OF ANY STRUCTURE AND THE QUALITY OF ITS CONSTRUCTION; (vi) WHETHER THE IMPROVEMENTS ARE STRUCTURALLY SOUND, IN GOOD CONDITION, OR IN COMPLIANCE WITH APPLICABLE MUNICIPAL, COUNTY, STATE OR FEDERAL STATUTES, CODES OR ORDINANCES, INCLUDING ZONING LAWS; (vii) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN THE SELLERS’ BOOKS AND RECORDS CONCERNING THE

12

PROPERTY OR SET FORTH IN ANY OF SELLERS’ OFFERING MATERIALS WITH RESPECT TO THE PROPERTY; (viii) THE DIMENSIONS OF THE PROPERTY OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE PROPERTY; (ix) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY OR THE ECONOMIC STATUS OF THE PROPERTY; (x) THE ABILITY OF BUYER TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER’S INTENDED USE AND DEVELOPMENT OF THE PROPERTY; (xi) THE LEASING STATUS OF THE PROPERTY OR THE INTENTIONS OF ANY PARTIES WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE PROPERTY; AND (xii) SELLERS’ OWNERSHIP OF ANY PORTION OF THE PROPERTY.

(e) EXCEPT FOR THE SELLERS’ WARRANTIES, BUYER, FOR BUYER AND BUYER’S SUCCESSORS AND ASSIGNS, HEREBY RELEASES SELLERS AND SELLER PARTIES, AND THEIR SUCCESSORS AND ASSIGNS FROM, AND WAIVES ALL CLAIMS AND LIABILITY, INCLUDING ENVIRONMENTAL LIABILITY (DEFINED BELOW), AGAINST SELLERS AND SELLER PARTIES, AND THEIR SUCCESSORS AND ASSIGNS FOR OR ATTRIBUTABLE TO THE FOLLOWING:

(i) ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE OR HEREAFTER MADE, OR INFORMATION FURNISHED, BY THEM TO BUYER OR ITS AGENTS OR REPRESENTATIVES, AND

(ii) ANY STRUCTURAL, PHYSICAL OR ENVIRONMENTAL CONDITION AT THE PROPERTY, INCLUDING, WITHOUT LIMITATION, CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY, OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON ENVIRONMENTAL LAW.

(f) EXCEPT FOR THE SELLERS’ WARRANTIES, AFTER CLOSING, AS BETWEEN BUYER AND SELLERS, THE RISK OF LIABILITY OR EXPENSE FOR ENVIRONMENTAL LIABILITIES, EVEN IF ARISING FROM EVENTS BEFORE CLOSING, WILL BE THE SOLE RESPONSIBILITY OF BUYER (AS BETWEEN BUYER AND SELLER, PROVIDED BUYER DOES NOT INDEMNIFY SELLER AGAINST THE SAME AS SET FORTH BELOW), REGARDLESS OF WHETHER THE ENVIRONMENTAL LIABILITIES WERE KNOWN OR UNKNOWN AT CLOSING. ONCE CLOSING HAS OCCURRED, EXCEPT FOR THE SELLERS’ WARRANTIES, BUYER RELEASES (BUT DOES NOT INDEMNIFY) SELLERS FROM LIABILITY FOR ANY LATENT DEFECTS AND FROM ANY LIABILITY FOR ENVIRONMENTAL LIABILITIES AFFECTING THE PROPERTY, INCLUDING LIABILITY UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, AND ANY OTHER ENVIRONMENTAL LAWS. EXCEPT FOR THE SELLERS’ WARRANTIES, BUYER RELEASES (BUT DOES NOT INDEMNIFY) SELLERS FROM ANY LIABILITY FOR ENVIRONMENTAL LIABILITIES AFFECTING THE PROPERTY ARISING AS THE RESULT OF ANY SELLER’S OWN NEGLIGENCE OR THE

13

NEGLIGENCE OF ANY SELLER’S REPRESENTATIVES. EXCEPT FOR THE SELLERS’ WARRANTIES, BUYER RELEASES SELLERS FROM ANY LIABILITY FOR ENVIRONMENTAL LIABILITIES AFFECTING THE PROPERTY ARISING AS THE RESULT OF THEORIES OF PRODUCTS LIABILITY AND STRICT LIABILITY, OR UNDER NEW LAWS OR CHANGES TO EXISTING LAWS ENACTED AFTER THE DATE OF THIS AGREEMENT THAT WOULD OTHERWISE IMPOSE ON SELLERS IN THIS TYPE OF TRANSACTION NEW LIABILITIES FOR ENVIRONMENTAL LIABILITIES AFFECTING THE PROPERTY.

(g) As used herein “Environmental Law” means any international, federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, consent decree or judgment, and any permits, approvals, licenses, registrations, filings and authorizations, in each case in existence as of the Closing Date, relating to pollution or protection of the environment, the impact of Hazardous Materials on property, health or safety or the use or release of Hazardous Materials, including, in each case, those listed in section 4.7(f) above. As used herein “Environmental Liability” means any claim, demand, order, suit, obligation, liability, cost (including, without limitation, the cost of any investigation, testing, compliance or remedial action), consequential damages, loss or expense (including attorneys’ and consultants’ fees and expenses) arising out of, relating to or resulting from any Environmental Law, the presence, use or release of any Hazardous Materials or environmental, health or safety matter or condition, including natural resources, and related in any way to the Property or to this Agreement or its subject matter, in each case, whether arising or incurred before, on or after the Closing Date. As used herein “Hazardous Materials” means (i) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, urea formaldehyde foam insulation, lead-based paint, asbestos-containing materials or polychlorinated biphenyls or (ii) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste, or words of similar import, under any Environmental Law.

(h) This section 4.7 shall survive the Closing.

[Remainder of page intentionally blank.]

14

4.8 Buyer’s Release. Except as otherwise expressly set forth in this Agreement, Buyer hereby releases Sellers and their employees, officers, directors, representatives, contractors and agents from all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees and disbursements, whether suit is instituted or not) which Buyer has or may have arising from or related to any matter or thing in connection with the Property, including, without limitation, any documents provided by Sellers, any construction defects, errors or omissions in the design or construction of the Property and any environmental conditions affecting the Property (including the presence or suspected presence of Hazardous Materials on, in, under or about the Property), and Buyer shall not look to Sellers in connection with the foregoing for any redress or relief. Buyer further acknowledges and agrees that this release will be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action.

Buyer’s Initials

[Remainder of page intentionally blank.]

15

ARTICLE 5

Representations and Warranties

5.1 Seller. The representations and warranties of Sellers in this section 5.1, in the closing documents to be delivered by it hereunder and in each Seller’s Closing Certificate (as hereinafter defined) are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property from any Seller such Seller’s Property without such representations and warranties of such Seller. The representations and warranties in this section 5.1 and in each Seller’s Closing Certificate shall survive the Closing for only nine (9) months after the Closing Date (as applicable, the “Survival Period”), at which time such representations and warranties shall terminate, except as to claims of breach of such representations and warranties delivered to such Seller prior thereto. Each Seller represents and warrants to Buyer as of the date of this Agreement with respect only to itself and its Property as follows:

(a) Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Seller is qualified to do business and is in good standing in the State of Washington. Seller has full power and authority to enter into this Agreement and to perform this Agreement and each closing document to be delivered by it hereunder. The execution, delivery and performance of this Agreement and each closing document by Seller have been duly and validly authorized by all necessary action on the part of Seller, and all required consents or approvals have been duly obtained. Each of this Agreement and the closing documents is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. The execution, delivery and performance by Seller of this Agreement and each closing document will not conflict with or result in any violation of Seller’s organizational documents, conflict with or result in any violation of any provision of any contract to which Seller is a party, or by which Seller’s Property is bound, or violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule, or regulation applicable to Seller or its assets.

(b) The Leases applicable to Seller’s Real Property are accurately described in the Lease List for Seller’s Property. The Leases applicable to Seller’s Real Property are in full force and effect and have not been amended, modified or waived except as shown in the Lease List. Other than the Leases, Seller is not currently a party to any other leases, licenses or other similar occupancy agreements with respect to the leasing or occupancy of the Property. The security deposits held by (or other security or credit enhancements benefitting) Seller under the Leases applicable to Seller’s Real Property are correctly set forth in Exhibit J attached hereto (including the designation of the type of enhancement of each, e.g., cash security deposit, letter of credit) and Seller is holding the amount required to be held by it under the applicable Lease, and except as set forth in Exhibit J, has not withdrawn or taken any amount of the security deposit or drawn against any other security or credit enhancements. Seller has not received written notice that it is in default in the performance of any material covenant to be performed by the landlord under the Leases applicable to Seller’s Real Property or that any tenant has any material claims or offsets against Seller pursuant to the Leases applicable to Seller’s Real Property. Seller has not given written notice of a default on the part of any

16

tenant under its Lease applicable to Seller’s Real Property that has not been cured. To Seller’s knowledge, there are no events that have occurred which, with the passage of time or the giving of notice or both, would cause an event of default by landlord or any tenant under the Leases. Seller has provided Buyer with true, accurate and complete copies of the Leases in Seller’s possession applicable to Seller’s Real Property as the same are currently in effect. Except as set forth on Schedule 5.1(b), Seller has not received written notice from a tenant (i) exercising its audit right under its Lease, which audit has not been completed, or (ii) making a claim pursuant to any such audit that has not been fully resolved and settled with the applicable tenant.

(c) The Contracts applicable to Seller’s Real Property are accurately described on Exhibit D attached hereto. The list of Contracts applicable to Seller’s Real Property on Exhibit D is a complete and accurate list of all the contracts, agreements, warranties and guaranties affecting the Seller’s Real Property or any portion thereof. Other than the Contracts, there are no contracts or agreements to which Seller is a party or by which it is bound relating to construction, architectural services, parking, maintenance or other supplies or services, management, leasing or brokerage services, or any equipment leases, that are currently in effect and will be in effect after Closing. The Contracts applicable to Seller’s Real Property have not been amended, modified or waived except as shown on Exhibit D. To Seller’s knowledge, Seller has not received written notice that it is in default in the performance of any material covenant to be performed by Seller under the Contracts applicable to Seller’s Real Property. To Seller’s knowledge, there is no material default on the part of any counterparty under its Contract applicable to Seller’s Real Property. To Seller’s knowledge, Seller has provided Buyer with true, accurate and complete copies of the Contracts in Seller’s possession applicable to Seller’s Real Property as the same are currently in effect.

(d) To Seller’s knowledge, no underground storage tanks of any kind are located in, on or under Seller’s Real Property. Except as set forth in any other environmental reports provided to Buyer or as otherwise disclosed in the Seller Diligence Documents, to Seller’s knowledge, Seller has not received written notice that Seller or Seller’s Property currently is in violation of any Environmental Laws.

(e) Except as set forth on Schedule 5.1, Seller has received no written notice, and has no knowledge, that there is any litigation, arbitration or other legal or administrative suit, action or proceeding pending or threatened against Seller or relating to Seller’s Real Property or any part thereof. Seller has received no written notice, and otherwise has no knowledge, that there is any general plan, land use or zoning action or proceeding, or general or special assessment action or proceeding, or condemnation or eminent domain action or proceeding pending or threatened with respect to Seller’s Real Property or any part thereof. Seller has not filed or been the subject of any filing of a petition under any federal or state bankruptcy or insolvency laws or for the reorganization of debtors.

(f) Seller has received no written notice that Seller’s Property or the current use and operation thereof violate any applicable federal, state or municipal law, statute, code, ordinance, rule or regulation, except with respect to such violations as have been fully cured,

17

prior to the date hereof, and otherwise Seller has no knowledge, that Seller’s Property or the current use and operation thereof violate any applicable federal, state or municipal law, statute, code, ordinance, rule or regulation in any material respect, except with respect to such violations as have been fully cured, prior to the date hereof. Except as set forth on Schedule 5.1(f), there are no tax appeals currently pending with respect to any of the Seller’s Real Property

(g) Other than as set forth on Exhibit 5.1(g)(1) hereto, there are no tenant improvement, free rent or other unexpired and/or outstanding obligations in the nature of tenant inducements or monetary concessions under any of the Leases applicable to Seller’s Real Property. Other than as set forth on Exhibit 5.1(g)(1), all brokerage and similar fees which are currently due with respect to any Lease applicable to Seller’s Real Property, or which otherwise are to be paid in connection with respect to the current terms of the Leases, have been paid in full.

(h) Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

(i) Except for Eastdil Secured (“Broker”), no Seller or any of its officers, directors or employees, to the extent applicable, has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Buyer or any of its affiliates to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained herein, the foregoing representation shall survive the Closing for a period of twelve (12) months.

(j) Seller and, to Seller’s actual knowledge, each person or entity owning an interest in Seller is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation, and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an “Embargoed Person.” To Seller’s actual knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), and no Embargoed Person has any interest of any nature whatsoever in Seller (whether directly or indirectly). The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder.

(k) Seller has no knowledge of, and neither Seller nor its affiliates has granted to any party, any purchase rights with respect to the Property (except for Buyer as set forth in this Agreement).

18

(l) The Seller Diligence Documents are the documents that Seller uses in the day-to-day operation and management of the Property.

(m) Seller has not received written notice that it is in default in the performance of any material covenant to be performed by the Seller under that certain Declaration of Protective Covenants, Conditions, Easements and restrictions for Quadrant I-5 Center dated February 22, 1991, recorded on February 25, 1991 in the official records of Snohomish County, Washington as document number 9102250309, as amended by that certain Clarification of Recorded Document dated April 20, 1992, recorded on April 24, 1992 in the official records of Snohomish County, Washington as document number 9204230640 and that certain Agreement of Merger and Surrender of Declarant Authority dated June 18, 1992, recorded on June 25, 1992 in the official records of Snohomish County, Washington as document number 9206250231 (collectively, the “Declaration”) applicable to Seller’s Real Property. The applicable Seller has not given written notice of a default on the part of the Association under the Declaration that has not been cured. To Seller’s knowledge, there are no events that have occurred which, with the passage of time or the giving of notice or both, would cause an event of default by Seller or the Association under the Declaration. Seller has not received written notice that it is in default in the performance of any material covenant to be performed by the Seller under the “Parking Agreements,” as that term is defined in Section 6.1(d) below, applicable to Seller’s Real Property. The applicable Seller has not given written notice of a default on the part of the “Met East” and “Met West,” as each of those terms is defined in Section 6.1(d) below, under the Parking Agreements that has not been cured. To Seller’s knowledge, there are no events that have occurred which, with the passage of time or the giving of notice or both, would cause an event of default by Seller, Met East or Met West under the Parking Agreements. The representations and warranties in this sub-clause (n) shall be of no further force or effect to the extent statements in the “Association Estoppel Certificate” and/or the “Parking Estoppel Certificate,” as each of those terms is defined in Section 6.1(d) below, as applicable, independently confirms or otherwise verifies without qualification any factual component of the representations and warranties set forth in this sub-clause (n).

As used in this Agreement, “to Seller’s knowledge,” “to the knowledge of Seller” and similar phrases shall mean to the current actual knowledge of Peter Kahn only, without investigation.

5.2 Buyer. The representations and warranties of Buyer in this section 5.2, in the closing documents to be delivered by it hereunder and in Buyer’s Closing Certificate (as hereinafter defined) are a material inducement for Seller to enter into this Agreement. Seller would not sell the Property to Buyer without such representations and warranties of Buyer. Buyer represents and warrants to Seller as of the date of this Agreement (except where another date is specified below) as follows:

(a) Buyer is a limited partnership duly formed and validly existing under the laws of the State of Maryland. Buyer as of the date of Closing will be duly qualified to do business and be in good standing in the State of Washington. Buyer has full power and authority to

19

enter into this Agreement and each closing document to be delivered by it hereunder and to perform this Agreement and each closing document. The execution, delivery and performance of this Agreement and each closing document by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents or approvals have been duly obtained. Each of this Agreement and the closing documents is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and each closing document will not conflict with or result in any violation of Buyer’s organizational documents, conflict with or result in any violation of any provision of any material contract to which Buyer is a party or violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to Buyer or its assets.

(b) Except for Broker, neither Buyer nor any of its officers, directors or employees, to the extent applicable, has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of any Seller or any of its respective affiliates to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with transactions contemplated by this Agreement.

(c) Buyer and, to Buyer’s actual knowledge, each person or entity owning an interest in Buyer is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation, and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an Embargoed Person. To Buyer’s actual knowledge, none of the funds or other assets of Buyer constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person, and no Embargoed Person has any interest of any nature whatsoever in Buyer (whether directly or indirectly). Notwithstanding anything contained herein to the contrary, the term “person or entity owning an interest in Buyer” shall not include (x) any shareholder of Hudson Pacific Properties, Inc., (y) any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a United States national stock exchange or (z) any limited partner, unit holder or shareholder owning any interest in Hudson Pacific Properties, L.P. or the holder of any direct or indirect interest in Hudson Pacific Properties, L.P.

(d) intentionally omitted.

As used in this Agreement, “to Buyer’s knowledge,” “to the knowledge of Buyer” and similar phrases shall mean to the current actual knowledge of Alex Vouvalides only, without investigation.

20

ARTICLE 6

Covenants

6.1 Seller. Sellers covenant and agree with Buyer as follows:

(a) In connection with section 7.2(b), at the Closing on the Closing Date, each Seller shall execute and deliver to Buyer a Seller’s Closing Certificate (“Seller’s Closing Certificate”) in the form of Exhibit K attached hereto, certifying to Buyer that all representations and warranties made by such Seller set forth in section 5.1 are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date that would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

(b) During the period from and after the expiration of the Property Approval Period to the Closing Date, no Seller shall execute any additional lease or contracts affecting such Seller’s Real Property or amend, modify, renew, extend or terminate any of the Leases applicable to such Seller’s Real Property, the Contracts or the Permits applicable to such Seller’s Real Property in any material respect without the prior approval of Buyer, which approval may be withheld in Buyer’s sole and absolute discretion, unless such Seller is contractually obligated as of the date hereof (or pursuant to an amendment approved in accordance with the terms hereof) to take such action under the terms of any such Lease, Contract or Permit applicable to such Seller’s Real Property (in which case Buyer’s consent shall not be required) and except for Contracts with third parties on market and otherwise commercially reasonable terms that can be terminated without penalty on no more than thirty (30) days’ prior notice (in which case Buyer’s consent shall not be required); provided, however, that Buyer’s consent to any of the foregoing shall be deemed given if such Seller does not receive from Buyer its written approval or disapproval, as the case may be, of any such lease, contract, amendment, modification, renewal, extension or termination, as applicable, within five (5) business days after Buyer has received from such Seller a request for written approval of the same, together with all material terms thereof and, without limitation, with respect to a proposed lease, a schedule listing the tenant improvement costs, leasing commissions and other costs, if any, associated therewith. If Buyer timely disapproves, then such Seller shall not enter into the applicable document. Buyer shall be responsible for all tenant improvement costs, leasing commissions and other costs associated with any new leases entered into between the expiration of the Property Approval Period and the Closing Date in accordance with this section 6.1(b); provided, however, that Seller shall be responsible for the re-leasing costs for tenant improvements and leasing commissions with respect to the Lion New Media premises (“Lion New Media Leasing Costs”) in the amount set forth on Schedule 5.1(g)(1) attached hereto or, if such Lion New Media Costs are agreed to in writing between Seller and Lion New Media prior to the Closing, then the actual amount of such agreed upon Lion New Media Costs (and shall provide Buyer with a credit against the Purchase Price at Closing in the amount of such Lion New Media Costs). Copies of any documents entered into in accordance with this subsection shall be delivered to Buyer promptly upon execution. In addition, Seller shall use commercially reasonable efforts to obtain, on or before the Closing Date, the signatures of existing tenants EMC and 24-Hour

21

Fitness as follows (i) with respect to EMC, its signature to the form of lease amendment that Seller previously provided to Buyer without material modification thereto and (ii) with respect to 24-Hour Fitness, its signature to the lease amendment, in such form as Seller provides to Buyer prior to the expiration of the Property Approval Period (the “24-Hour Fitness Amendment”), without material modification thereto, and Seller shall be responsible for all re-leasing costs for tenant improvements costs, leasing commissions and free rent under each such lease amendment (collectively, the “EMC and 24-Hour Leasing Costs”) in the amount set forth on Schedule 5.1(g)(1) attached hereto (or the actual EMC and 24-Hour Leasing Costs as determined by the parties prior to Closing). Between the date of this Agreement and the Closing Date, each Seller shall manage, operate, maintain and repair such Seller’s Real Property and Personal Property in the ordinary course of business in accordance with sound property management practice, keep such Seller’s Real Property and Personal Property in good repair and working order and sound condition, promptly give Buyer copies of written notices received by such Seller asserting any breach or default under the Leases or the Contracts or any violation of the Permits or any covenants, conditions, restrictions, laws, statutes, rules, regulations or ordinances applicable to such Seller’s Real Property or Personal Property, and perform when due such Seller’s obligations under the Leases, the Contracts and the Permits applicable to such Seller’s Real Property in accordance with such Leases, the Contracts and the Permits and all applicable laws. Between the date of this Agreement and the Closing Date, no Seller shall willfully violate in any material respect any laws applicable to such Seller’s Property or the use or operation thereof. Between the date of this Agreement and the Closing Date, no Seller shall make, authorize or agree to make any capital improvements or other capital expenditures, other than (i) emergency capital improvements or expenditures (provided that the applicable Seller shall have given Buyer reasonable advance notice of the same to the extent possible and, in any event, prompt notice of the same if advance notice is not possible), (ii) tenant improvements committed to prior to the expiration of the Property Approval Period or in connection with a new Lease approved in accordance with this Agreement and, in each case, performed in accordance with the terms of this Agreement and the Leases applicable to such Seller’s Real Property, and (iii) the ongoing lobby renovations at Metropolitan Park – North Tower. Between the date of this Agreement and the Closing Date, each Seller shall keep or cause to be kept in force property insurance covering all buildings, structures, improvements, machinery, fixtures and equipment included in such Seller’s Real Property insuring against risks of physical loss or damage, subject to standard exclusions, with such policy limits as Seller determines is prudent in the exercise of sound property management practices.

(c) Each Seller shall indemnify and defend Buyer, its affiliates, and their respective officers, employees, directors, trustees, partners, direct or indirect members and agents, and the permitted successors and assigns of any of the foregoing (collectively, the “Buyer Indemnitees”) against and hold the Buyer Indemnitees harmless from all claims, actions, proceedings, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees and disbursements, that may be suffered or incurred by any Buyer Indemnitee if any representation or warranty made by such Seller in section 5.1 hereof, in any closing document executed by such Seller or in such Seller’s Closing Certificate was untrue or incorrect in any respect when made or that may be caused by, result from or relate to any breach by such Seller of any such representation or warranty. If a Seller learns that any representation or warranty made by such Seller hereunder has become untrue or was untrue

22

when made, then such Seller shall give prompt notice of the same to Buyer. Such notice shall include whether such Seller is electing to take any action available to such Seller that such Seller deems appropriate to allow such Seller to make true the representation or warranty or otherwise cure the problem with the representation or warranty, in which case, if the same is capable of being made true or cured, such Seller shall have the right to postpone the Closing Date for up to fifteen (15) days, including, without limitation, in order to allow additional time for such Seller to take any action available to such Seller that such Seller deems appropriate to allow such Seller to deliver Seller’s Closing Certificate in accordance with the requirements of section 7.2(b) below. If requested, Buyer shall cooperate in good faith with such Seller in connection therewith (provided that Buyer shall not be required to accept any exception to such Seller’s Closing Certificate not required by section 7.2(b)). If such Seller does not include in its notice such Seller’s intent to take action or if such Seller is unable to make the representation or warranty true or otherwise cure the problem therewith within the allowed time period, then Buyer shall thereafter have the option, by providing notice to such Seller (within five (5) business days after the date of (x) such Seller’s notice to Buyer if such Seller does not, in such notice, elect to take action or (y) the expiration of the allowed time period if, in such notice, such Seller elects to take action but cannot cure) of Buyer’s election either (i) to terminate this Agreement effective upon the date of Buyer’s notice, in which case the Deposit shall be returned to Buyer, and, if such termination is effective after the expiration of the Property Approval Period, then Buyer shall receive reimbursement from Seller for Buyer’s actual out-of-pocket due diligence and legal and consultant costs and expenses incurred in connection herewith in an amount not to exceed two hundred fifty thousand dollars ($250,000), as documented by copies of invoices, which Buyer shall include in its notice to Seller, or (ii) to proceed with its purchase of the Property notwithstanding such untrue representation or warranty, in which case Buyer shall have irrevocably waived any of rights with respect to the untruthfulness of the representation or warranty in question. For the purposes of the foregoing, “material” shall mean any matter or matters that relates to any of the representations or warranties made in paragraphs (a), (h), (j), and (m) of section 5.1 or that otherwise, individually or in the aggregate, could reasonably be expected to result in damages of and/or decrease the value of such Seller’s Property by four million dollars ($4,000,000) or more. Notwithstanding the foregoing, Buyer shall not have the right to enforce any claim, nor shall any Seller be liable in any way to Buyer, for a breach of a representation or warranty of any Seller if the breach in question results from or is based on a condition, state of facts or other matter of which Buyer had actual knowledge. Furthermore, no Seller shall have liability to Buyer for a breach of any representation or warranty made by such Seller under section 5.1 hereof or in such Seller’s Closing Certificate unless written notice containing a description of the specific nature of such breach has been given by Buyer to such Seller prior to the expiration of the Survival Period and Buyer shall have commenced an action against such Seller with respect to such breach no later than thirty (30) days following the expiration of the Survival Period and the amount of damage suffered by Buyer as a result of such breach, when aggregated with any other breach by Seller, is at least two hundred thousand dollars ($200,000) with respect to a breach of representation and warranty of any individual Seller, and four hundred thousand dollars ($400,000) in the aggregate for all Sellers; provided, however, that: (i) in no event shall any individual Seller’s liability with respect to the breach of such Seller’s representations or warranties hereunder exceed three million dollars ($3,000,000), subject to the aggregate cap in the immediately following clause (clause “(ii)”) and (ii) in no event shall the aggregate liability of all of the Sellers hereunder with respect to

23

the breach of Sellers’ representations or warranties hereunder exceed six million dollars ($6,000,000) in the aggregate. No Seller shall be liable for any breaches of representations or warranties of any other Seller or for any default by any other Seller under this Agreement. At all times during the Survival Period, each Seller shall maintain net assets in the amount of three million dollars ($3,000,000). If Buyer makes a claim against a Seller pursuant to this section 6.1(c), then during the pendency of any such claim against such Seller, such Seller shall maintain net assets in the amount of three million dollars ($3,000,000).

(d) Each Seller shall use reasonable efforts to obtain an Estoppel Certificate (the “Estoppel Certificate”) substantially in the form of Exhibit L attached hereto, or in the form attached to or required under the applicable Lease for those Tenants listed on Schedule 6.1(d)(1) attached hereto, executed by each Tenant under the Leases listed on Schedule 6.1(d) hereto and to deliver all such Estoppel Certificates to Buyer before the Closing Date in accordance with section 7.2(e) below. With respect to the Tenants under the Leases listed on Schedule 6.1(d)(1) hereto, with the exception of Amazon Corporate LLC, Seller agrees to request such Tenants in their respective Estoppel Certificates to certify the current monthly amounts of base rent and additional rent payable under each such Tenant’s Lease even though such certification is not contained in the form of estoppel certificate attached to the Tenants’ Leases; provided that Buyer hereby agrees that the lack of such foregoing certification in any such foregoing Estoppel Certificate shall not be a basis for Buyer’s disapproval of the same. Seller shall use commercially reasonable efforts (but shall not be obligated to compensate the Association in connection therewith) to obtain an estoppel certificate (the “Association Estoppel Certificate”) from the Quadrant I-5 Center Owners Association (the “Association”), executed by an authorized signatory of the Association, on behalf of the Quadrant I-5 Center Owners Association that is substantially in the form of Exhibit L-1 attached hereto; provided, however, that Buyer acknowledges that the Association is not obligated to provide an estoppel. With respect to that certain (i) Parking Easement Agreement between Met Park North IV, L.L.C., a Delaware limited liability company (“Met North”), Met Park East IV, L.L.C., a Delaware limited liability company (“Met East”), and Met Park West IV, L.L.C., a Delaware limited liability company (“Met West”) dated as of October 20, 2005, as recorded in the official records of King County, Washington on October 20, 2005 as document number 20051020001631; as amended by that certain First Amendment to Parking Easement Agreement between Met North, Met East and Met West dated as of March 28, 2006, as recorded in the official records of King County, Washington on April 21, 2008 as document number 20080421002126, and (ii) Covenant Regarding Parking executed by Met North dated as of March 28, 2006, as recorded in the official records of King County, Washington on March 28, 2006 as document number 20060328002381 (collectively, the “Parking Agreements”), Seller shall use commercially reasonable efforts (but shall not be obligated to compensate the Parking Grantees in connection therewith) to obtain an estoppel certificate (the “Parking Estoppel Certificate”) from Met East and Met West (together, the “Parking Grantees”) with respect to the Parking Agreements, executed by the respective authorized signatories of the Parking Grantees, on behalf of the respective Parking Grantee, that is substantially in the form of Exhibit L-2 attached hereto. Each Seller shall prepare the applicable Estoppel Certificates, the Association Estoppel Certificate and the Parking Estoppel Certificate and deliver the completed forms for Buyer’s review prior to distribution of the same to the applicable recipients. Thereafter, each Seller shall deliver to Buyer drafts of any Estoppel Certificate, the Association Estoppel Certificate and the Parking Estoppel

24

Certificate received by such Seller promptly after such Seller’s receipt thereof. Buyer shall (A) review and provide comments to the initial drafts of the Estoppel Certificates, the Association Estoppel Certificate and the Parking Estoppel Certificate, and (B) review and approve or disapprove any Tenant changes to the Estoppel Certificates, any Association changes to the Association Estoppel Certificate, or any Parking Grantee changes to the Parking Estoppel Certificate, each within three (3) Business Days following receipt of same, and Buyer shall be deemed to have received an estoppel certificate for such review, comment and/or approval as of the date on which the applicable estoppel certificate is emailed to Alex Vouvalides (at the following email address: alex@hudsonppi.com) and Crystal Lofing (at the following email address: clofing@allenmatkins.com) if the applicable estoppel certificate is sent by email no later than 3:00 pm Pacific time.

(e) Sellers shall pay the commission due Broker in accordance with the separate written agreement between Sellers and Broker. Sellers agrees that they will protect, indemnify, defend and hold the Buyer free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys’ fees) in connection with any claim for brokerage commissions or other fees by the Broker related to the transactions contemplated hereby, whether or not such transactions are consummated in accordance with this agreements. Sellers’ obligations in this section 6.1(e) shall survive the termination of this Agreement and the Closing indefinitely.

(f) On or prior to the Closing, each Seller shall give notices to cancel each of the Contracts applicable to such Seller’s Real Property listed in a written notice delivered to such Seller by Buyer no later than the expiration of the Property Approval Period. Buyer acknowledges that Contracts require not less than thirty (30) days advance notice of cancellation, and therefore, some or all of the requested contracts may remain effective following the Closing Date, in which case such Seller shall assign such contracts to Buyer at Closing.

6.2 Buyer. Buyer covenants and agrees with Seller as follows:

(a) At the Closing on the Closing Date, Buyer shall execute and deliver to Sellers a Buyer’s Closing Certificate (“Buyer’s Closing Certificate”) in the form of Exhibit M attached hereto, certifying to Sellers that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date that would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

(b) Buyer shall indemnify and defend Sellers, their affiliates, and their respective officers, employees, directors, trustees, partners, direct or indirect members and agents, and the permitted successors and assigns of any of the foregoing (collectively, the “Seller Indemnitees”) against and hold the Seller Indemnities harmless from all claims, actions, proceedings, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees and disbursements, that may be suffered or incurred by the Seller Indemnitees if any representation or warranty made by Buyer in section 5.2 hereof or in Buyer’s Closing Certificate was untrue or incorrect in any material respect when made. If Buyer learns that any representation or warranty made by Buyer hereunder has become untrue in any material respect or was untrue when made in any material respect, Buyer shall give prompt notice of

25

the same to Sellers. Such notice shall include whether Buyer is electing to take any action available to Buyer that Buyer deems appropriate to allow Buyer to make true the representation or warranty or otherwise cure the problem with the representation or warranty, in which case, if the same is capable of being made true or cured, Buyer shall have the right to postpone the Closing Date for up to five (5) business days. If Buyer does not include in its notice Buyer’s intent to take action or if Buyer is unable to make the representation or warranty true or otherwise cure the problem therewith within the allowed time period, then Sellers shall thereafter have the option, by providing notice to Buyer (within five (5) business days after the date of (x) Buyer’s notice to Sellers if Buyer does not, in such notice, elect to take action or (y) the expiration of the allowed time period if, in such notice, Buyer elects to take action but cannot cure) of Sellers’ election either to (i) terminate this Agreement, in which case Sellers shall receive the Deposit (and in such event, the indemnity set forth above in this section 6.2(b) shall not survive the termination of this Agreement), or (ii) proceed with its sale of the Property despite such untrue representation or warranty in which case Sellers shall have irrevocably waived any of rights with respect to the untruthfulness of the representation or warranty. Notwithstanding the foregoing, Sellers shall not have the right to enforce any claim, nor shall Buyer be liable in any way to Sellers, for a breach of a representation or warranty of Buyer if the breach in question results from or is based on a condition, state of facts or other matter of which Sellers had actual knowledge.

6.3 Casualty Damage. If, before the Closing, the improvements on any of the Real Property are damaged by any insured casualty, then Sellers shall give Buyer prompt written notice of such casualty. If the cost to restore such improvements, as reasonably determined by Seller, is more than $2,000,000.00 for the Northview Corporate Center Real Property, $3,000,000.00 for the Metropolitan Park – North Tower Real Property or $5,000,000.00 for the 83 South King Street and 505 First Street Real Property, then Buyer shall have the right, by giving notice to Sellers within seven (7) days after Sellers give notice to Buyer of the applicable Seller’s reasonable estimate (which shall be prepared by an independent, reputable, licensed contractor selected by Seller) of the cost to restore such improvements, to terminate this Agreement, in which event this Agreement shall terminate, and Buyer shall receive a return of the Deposit. If, before the Closing, the improvements on any of the Real Property are damaged by any casualty not covered by insurance and the cost to restore such improvements, as reasonably determined by Seller, is more than $750,000.00 for the Northview Corporate Center Real Property, $1,250,000.00 for the Metropolitan Park – North Tower Real Property or $2,000,000.00 for the 83 South King Street and 505 First Street Real Property, Sellers and Buyer each shall have the right, by giving notice to the other within seven (7) days after Sellers give notice to Buyer of the applicable Seller’s reasonable estimate (which shall be prepared by an independent, reputable, licensed contractor selected by Seller) of the cost to restore such improvements, to terminate this Agreement, in which event this Agreement shall terminate and the Deposit shall be returned to Buyer; provided, however, that if Sellers elect to terminate this Agreement, Buyer may nullify such termination by agreeing to pay for the cost of such restoration work upon written notice to Sellers given no later than five (5) days after Buyer has received Sellers’ termination notice hereunder. If, before the Closing, the improvements on any of the Real Property are damaged by any insured casualty and the cost to restore such improvements, as reasonably determined by Seller (based on an estimate prepared by an independent, reputable, licensed contractor selected by Seller), is $2,000,000.00 or less for the Northview Corporate Center Real Property, $3,000,000.00 or less for the Metropolitan Park – North Tower Real Property or $5,000,000.00 or less for the 83 South King Street and 505 First Street Real Property , or the improvements on any of the Real Property are damaged by any casualty not covered by insurance and the cost to restore such improvements, as reasonably determined by the applicable Seller (based on an estimate prepared by an independent, reputable, licensed contractor selected by Seller), is $750,000.00 or less for the Northview Corporate Center Real Property, $1,250,000.00 or less for the Metropolitan Park –

26

North Tower Real Property or $2,000,000.00 or less for the 83 South King Street and 505 First Street Real Property, or Sellers or Buyer have/has the right to terminate this Agreement pursuant to either of the preceding sentences but neither Sellers nor Buyer exercises such right or Buyer nullifies Sellers’ termination, then this Agreement shall remain in full force and effect and, on the Closing Date, any insurance proceeds (or, if not theretofore received, the right to receive such proceeds) payable on account of the damage shall be transferred to Buyer and the amount of any deductible under the insurance policy to the extent of the restoration cost, as reasonably determined by the applicable Seller (which shall be based on the estimate prepared by the independent, reputable, licensed contractor selected by Seller) (or, in the case of an uninsured casualty, the restoration cost, as reasonably determined by the applicable Seller (which shall be based on the estimate prepared by the independent, reputable, licensed contractor selected by Seller)) shall be a credit to Buyer against the total purchase price for the Property. Notwithstanding the foregoing, if the casualty is not covered by insurance because the applicable Seller failed to obtain or maintain the required insurance, then such casualty shall be treated as insured and Buyer shall be entitled to a credit in the amount that would have been payable in respect of such casualty under the insurance policy required to be obtained or maintained by such Seller. Sellers shall give notice to Buyer reasonably promptly after the occurrence of any damage to the improvements on the Property by any casualty. Buyer and Sellers acknowledge and agree that Sellers do not carry earthquake insurance, and, therefore, damage caused by an earthquake shall be deemed damage caused by a casualty not covered by insurance. If necessary, the Closing Date shall be postponed until Sellers have given any notice to Buyer required by this section 6.3 and the period of seven (7) days described in this section 6.3 has expired, and the restoration cost has been determined by the applicable Seller as provided hereunder. Sellers agree that they shall not settle any casualty insurance claims without Buyer’s prior written approval of such settlement, which approval Buyer shall not unreasonably withhold.

6.4 Eminent Domain. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of all or a material part of any of the Real Property that, as reasonably determined by Buyer, would render such Real Property unsuitable for Buyer’s intended use, Buyer shall have the right, by giving notice to Sellers within seven (7) days after Sellers give notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate and the Deposit shall be returned to Buyer. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of less than a material part of the Real Property (i.e., which part would not render such Real Property unsuitable for Buyer’s intended use, as reasonably determined by Buyer), or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, the condemnation award (or, if not theretofore received, the right to receive such award) payable on account of the taking shall be transferred to Buyer. Sellers shall give notice to Buyer reasonably promptly after Sellers’ receipt of notice of the commencement of any proceedings for the taking by exercise of the power of eminent

27

domain of all or any part of the Property. If necessary, the Closing Date shall be postponed until Sellers have given any notice to Buyer required by this section 6.4 and the period of seven (7) days described in this section 6.4 has expired. Sellers agree that they shall not settle or agree upon any condemnation award without Buyer’s prior written approval of such settlement, which approval Buyer shall not unreasonably withhold.

ARTICLE 7

Conditions Precedent

7.1 Seller. The obligations of each Seller to close under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.1. Each Seller may waive any or all of such conditions in whole or in part in its sole discretion but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by any Seller of any of its rights or remedies if Buyer defaults in the performance of any covenant or agreement to be performed by Buyer under this Agreement or if Buyer breaches any representation or warranty made by Buyer in section 5.2 hereof or in Buyer’s Closing Certificate. If any condition set forth in this section 7.1 is not fully satisfied or waived in writing by each Seller, then, subject to the Buyer’s right to cure the same in accordance with the other terms and conditions hereof, this Agreement shall terminate, but without releasing Buyer from liability in accordance with the terms hereof if Buyer defaults in the performance of any such covenant or agreement to be performed by Buyer or if Buyer breaches any such representation or warranty made by Buyer before such termination.

(a) On the Closing Date, Buyer shall not be materially in default in the performance of any covenant to be performed by Buyer under this Agreement, including, without limitation, Buyer’s obligation to deliver all of the closing documents it is required to deliver as set forth in section 8.1 and the remainder of the Purchase Price in an amount sufficient to close the transaction hereunder.

(b) On the Closing Date, all representations and warranties made by Buyer in section 5.2 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Sellers shall have received Buyer’s Closing Certificate, executed by Buyer, in which Buyer certifies to Sellers that all representations and warranties made by Buyer in section 5.2 hereof are true and correct on and as of the Closing Date without material adverse exceptions, subject to Buyer’s right to cure the same in accordance with the other terms and conditions hereof.

(c) On the Closing Date, there shall be no judicial or administrative effective order against any Seller’s or Buyer’s consummation of the transactions contemplated herein to be consummated as of the Closing Date as a result of any suit or action instituted by any person unaffiliated with, and not acting on behalf of, Sellers.

7.2 Buyer. The obligations of Buyer to close under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.2. Buyer may waive any or all of such conditions in whole or in part in its sole discretion but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be

28

treated as having been waived in writing. No such waiver shall constitute a waiver by Buyer of any of its rights or remedies if any Seller defaults in the performance of any covenant or agreement to be performed by such Seller under this Agreement or if such Seller breaches any representation or warranty made by such Seller in section 5.1 hereof, in any closing document or in such Seller’s Closing Certificate.

(a) On the Closing Date, no Seller shall be materially in default in the performance of any covenant to be performed by such Seller under this Agreement, including, without limitation, such Seller’s obligation to deliver all of the closing documents it is required to deliver as set forth in section 8.1.

(b) On the Closing Date, all representations and warranties made by the Sellers in section 5.1 hereof and in the closing documents shall be true and correct in all material respects as if made on and as of the Closing Date and Buyer shall have received each Seller’s Closing Certificate, executed by such Seller, in which such Seller certifies to Buyer that all representations and warranties made by such Seller in section 5.1 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

(c) On the Closing Date, the Title Company shall be prepared to issue to Buyer an American Land Title Association 2006 Extended Coverage Owner’s Policy or Policies of title insurance, with liability equal to the total purchase price for the Property, insuring Buyer that fee title to the Property is vested in Buyer subject only to: (a) the matters shown as exceptions in the Preliminary Report and approved (or deemed to be approved) by Buyer pursuant to section 1.2 hereof, (b) the rights of Tenants under the Leases (provided that each Seller has delivered a certified rent roll to Title Company with respect to the Leases applicable to such Seller’s Real Property, (c) specific matters shown on the Existing Survey, subject to Buyer’s right to object to the same pursuant to section 1.2(h), (d) taxes and assessments that are not past due as of the Closing Date, and (e) any other matters created or expressly approved in writing by Buyer (the “Title Policy”).

(d) On the Closing Date, there shall be no judicial or administrative effective order against Sellers’ or Buyer’s consummating the transactions contemplated herein to be consummated as of the Closing Date as a result of any suit or action instituted by any person unaffiliated with, and not acting on behalf of, Buyer.

(e) Buyer shall have received and approved Estoppel Certificates from all Tenants listed on Schedule 7.2(e) no later than three (3) business days prior to the Closing Date. Any such Estoppel Certificate that (i) alleges any material default or breach under the Lease by Tenant or the landlord under such Lease, (ii) alleges any material disputes or claims or offset rights by, or defenses of, such Tenant against the landlord thereunder, (iii) is inconsistent with the applicable Lease or Seller’s representations and warranties in any material adverse respect, or (iv) discloses material adverse economic terms of the applicable Lease that were not disclosed to Buyer (whether in the applicable Lease, this Agreement or any other document delivered to Buyer) prior to the expiration of the Property Approval Period, shall be deemed disapproved by Buyer.

If any Seller has not obtained any of the Estoppel Certificates required to be obtained by it pursuant to section 7.2(e) on or before the deadlines for obtaining such estoppels, then, upon

29

written notice to Buyer, such Seller shall have the right to adjourn the Closing for a period of up to fifteen (15) days in order to provide such Seller with additional time to obtain any such Estoppel Certificates. Buyer agrees that an Estoppel Certificate shall not be deemed to contain a material exception merely because (a) the applicable tenant qualified any statement in such Estoppel Certificate regarding the existence or absence of any default or claim under such tenant’s Lease to “the actual knowledge of” such party or any similar phrase, (b) such modification is permitted by the applicable Lease applicable to such Seller’s Real Property or (c) form of Estoppel Certificate delivered is substantially in the form attached to such tenant’s lease. For the avoidance of doubt, Seller and Buyer agree that the only estoppel certificates that must be obtained in order to satisfy the Buyer’s conditions precedent with respect to estoppel certificates are the Estoppel Certificates from the Tenants listed on Schedule 7.2(e) of this Agreement and that in no event must the Association Estoppel Certificate, the Parking Estoppel Certificate, the GSA estoppel or any other estoppel certificates be obtained in order to satisfy the Buyer’s conditions precedent with respect to estoppel certificates; provided that Sellers shall use commercially reasonable efforts to obtain such non-required estoppel certificates. In addition, the applicable Seller shall, immediately following the date of this Agreement, submit a request for an estoppel certificate to the Government Services Administration (“GSA”) in the form customarily provided by the GSA.

(f) Seller shall have delivered to Buyer written notice of the Substantial Completion, at Seller’s sole cost and expense, of the lobby and food court renovation work at the Metropolitan Park – North Tower property (the “Lobby Work”). “Substantial Completion” and any derivations thereof shall mean the substantial completion of the Lobby Work substantially in accordance with the plans and specifications therefor in effect as of the date of this Agreement (“Lobby Work Plans”) as reasonably determined by Landlord’s architect who shall provide a certificate to Seller confirming substantial completion. Seller and Buyer agree that Substantial Completion shall have occurred even though minor details of construction, decoration, and mechanical adjustments remain to be completed. In any event, the Seller shall be responsible for the full completion of the Lobby Work, including, without limitation, the foregoing punch list items and installation of furniture, fixtures and equipments that are currently intended by Seller to be installed as part of the Lobby Work and the Lobby Work Plans (as shall be described on Schedule 7.2(f), including the budget therefor), including all costs relating thereto (whether payable before, at or after Closing), and the parties shall reasonably cooperate to enter into an access agreement at Closing which provides the applicable Seller and its contractors with access to the subject property as necessary to complete the Lobby Work as contemplated hereunder, and addresses Seller’s completion and post-completion obligations to Buyer with respect to the Lobby Work, including, without limitation, an assignment of all warranties and guaranties under the Lobby Work architectural and construction contract(s) to Buyer and delivery of an industry standard close-out package (including applicable lien waivers) to Buyer.

(g) Seller shall have received the 24-Hour Fitness Amendment, signed by the tenant thereunder, without material modification thereto, and shall have provided Buyer with a copy of such signed amendment.

30

ARTICLE 8

Closing

8.1 Procedure. Sellers and Buyer shall cause the actions set forth in this Section 8.1 to occur simultaneously at the Closing on the Closing Date. Sellers shall deposit the duly executed and acknowledged Deeds and Buyer shall deposit the Purchase Price in the escrow with the Title Company at least one (1) business day before the Closing Date. Sellers and Buyer shall, at least one (1) business day before the Closing Date, deliver the additional documents described in this Section 8.1 either (i) directly to each other with respect to such documents that are to be delivered to each other pursuant to this Section 8.1, which shall be held by Sellers and Buyer until the Closing, or (ii) to the Title Company with respect to such documents that are to be delivered to the Title Company pursuant to this Section 8.1, and in case such documents shall be effective as of the Closing Date. The Closing shall occur on the Closing Date provided that the following conditions have been satisfied:

(a) The Deed for each Real Property, duly executed and acknowledged by the Seller of such Real Property, shall be recorded in the Official Records of the county in which the Property is located.

(b) Each Seller shall date as of the Closing Date, execute and deliver to Title Company (with a copy to Buyer) (i) an Assignment of Leases, (ii) a Bill of Sale, (iii) an Assignment of Contracts, (iv) an Assignment of Permits, (v) such Seller’s Closing Certificate, (vi) a Certificate of Non-Foreign Status in accordance with Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder in the form of Exhibit O attached hereto, (vii) the Washington State Department of Revenue real estate excise tax affidavit to accompany such Seller’s Deed, (viii) a notice to each of the tenants under the Leases applicable to such Seller’s Real Property in the form of Exhibit P attached hereto, as the same may be supplemented at Buyer’s request in accordance with section 9.7, (ix) the Estoppel Certificates (if said estoppel certificates have not previously been delivered to Buyer directly) required to be delivered by such Seller, (x) intentionally omitted, (xi) intentionally omitted, (xii) a novation agreement in the agreed upon form pursuant to section 8.8 below (“Novation Agreement”), and (xii) such other documents as the Title Company may reasonably require. With respect to such foregoing documents that are to be executed by Sellers, on the one hand, and Buyer, Seller shall deliver two (2) counterpart originals of each (and three (3) counterpart originals of the Novation Agreement).

(c) Buyer shall date as of the Closing Date, execute and deliver to Title Company (with a copy to Sellers) (i) each of the Assignment of Leases, (ii) each of the Assignment of Contracts, (iii) Buyer’s Closing Certificate, (iv) the Washington State Department of Revenue consumer use tax return, (v) the Washington State Department of Revenue real estate excise tax affidavit, (vi) the Novation Agreement, and (vii) such other documents as the Title Company may reasonably require. With respect to such foregoing documents that are to be executed by Sellers, on the one hand, and Buyer, Buyer shall deliver two (2) counterpart originals of each (and three (3) counterpart originals of the Novation Agreement).

(d) Buyer shall pay to Sellers the Purchase Price for the Property in cash in immediately available funds in accordance with section 2.1 hereof.

31

(e) The Title Company shall issue to Buyer the Title Policy.

8.2 Possession. Subject to the Leases, each Seller shall transfer possession of the such Seller’s Property to Buyer on the Closing Date. Each Seller, as to such Seller’s Property, shall, on the Closing Date, deliver to Buyer the original (if available; otherwise, copies of) executed counterparts of the Leases and Contracts, the Permits, the Lease files, the Security Deposits (which shall, in the case of cash Security Deposits, be effected by means of a credit to Buyer at Closing), such Seller’s Personal Property not located at such Seller’s Property, the books and records relating to such Seller’s Property and the Leases and any other plans and specifications, certificates, licenses and approvals relating to such Seller’s Property in the possession or control of such Seller, which shall become the property of Buyer on the Closing Date. On the Closing Date, Buyer shall send a letter in the form attached as Exhibit P, as the same may be supplemented at Buyer’s request in accordance with section 9.7, to each Tenant notifying it that the Property has been sold to Buyer and directing such Tenant to pay future rent and other charges to Buyer at the address to be furnished by Buyer. Buyer shall provide Seller with reasonable proof of Buyer’s transmittal of such letters promptly following such transmittal.

8.3 Closing Costs. Sellers shall pay: (a) the premium for the standard coverage portion of the Title Policy, including applicable sales tax, (b) the real estate excise tax applicable to the sale of the Property and the conveyance of the title to the Property to Buyer (c) one-half ( 1/2) of all escrow fees and closing costs, (d) Seller’s share of prorations, if any, (e) recording fees for the Deeds, and (f) Sellers’ costs of obtaining the Existing Surveys (including the costs to cause the Existing Surveys to be certified to Buyer) and of obtaining any new, or updating any existing, environmental, property condition, and zoning reports that Seller has requested to be prepared. Buyer shall pay: (i) one-half ( 1/2) of all escrow fees and closing costs, (ii) recording fees for transaction documents other than the Deeds, (iii) Buyer’s share of prorations, if any, (iv) any additional premium for the extended coverage portion of the Title Policy and any endorsements, if Buyer elects to obtain extended coverage and any endorsements, including applicable sales tax thereon, and (v) sales tax applicable to the sale of any personal property constituting part of the Property to Buyer. All other costs and expenses shall be allocated between Buyer and Sellers in accordance with the customary practice of the county in which the applicable Real Property is located. Each party shall pay its own attorneys’ fees that are not related to any dispute between Buyer and any Seller (which shall be governed by the provisions of section 9.2 below).

8.4 Prorations. At least five (5) business days prior to Closing, Sellers shall provide to Buyer a draft proration schedule and information and verification reasonably necessary to support such prorations schedule. Buyer and Sellers shall use best efforts to finalize as many items on such proration schedule as possible before Closing. The items in subparagraphs (a) through (f) of this section 8.4 shall be prorated between Sellers and Buyer based on the actual number of days in the applicable period, as of the end of the day immediately preceding the Closing Date, with Sellers being entitled to income and obligated for expenses attributable to the period prior to the Closing Date, and Buyer being entitled to the income and obligated for expenses attributable to the Closing Date and thereafter.

(a) The current installment of real property taxes, assessments and other governmental impositions levied against the Property shall be prorated between Sellers and Buyer as of the Closing Date and Buyer shall be responsible for real estate taxes and assessments applicable

32

to Buyer’s period of ownership, and Sellers shall be responsible for real estate taxes and assessment applicable to each Seller’s period of ownership, respectively, even if such taxes and assessment installment payments are not yet due and payable or have not yet been actually assessed. Buyer shall not be responsible for any supplemental taxes relating to the period prior to the Closing Date, regardless of when such supplemental taxes are actually assessed. If Closing occurs before the tax rate for the current tax year is fixed, the apportionment of taxes shall be based on the tax rate for the preceding period applied to the latest assessed valuation and, after Closing, when the actual real property taxes are finally fixed, Sellers and Buyer shall promptly make a recalculation of such proration, and the appropriate party shall make the applicable payment reflecting the recalculation to the other party.

(b) Buyer shall receive a credit for any rent and other income (and any applicable state or local tax on rent) under the Leases collected by any Seller before Closing that applies to any period after Closing. Uncollected rent and other uncollected income (including, without limitation, amounts payable for pass-through expenses) shall not be prorated at Closing. After Closing, all rent and other income collected by either Buyer or Sellers from any Tenant shall be applied, first to such Tenant’s then current monthly rental and then to arrearages, if any, owed by such Tenant in the reverse order in which they were due, after deducting any actual, reasonable out-of-pocket collection costs. Buyer shall bill and attempt to collect such rent arrearages and other uncollected income in the ordinary course of business, but shall not be obligated to engage a collection agency or take legal action to collect any rent arrearages or other uncollected income. Any rent or other income received by Buyer from a Tenant under its Lease after Closing that is owed to any Seller pursuant to the terms hereof shall be remitted to such Seller promptly after receipt. Any rent or other income received by any Seller from a Tenant under its Lease applicable to such Seller’s Real Property after Closing that is owed to Buyer pursuant to the terms hereof shall be remitted to Buyer promptly after receipt. Buyer and Sellers shall promptly notify each other of the receipt of any such rent or other income.

(c) Where the Leases contain Tenant obligations for taxes, common area expenses, operating expenses or additional charges of any other nature, and where any Seller shall have collected any portion thereof in excess of amounts owed by such Seller for such items for the period prior to the Closing Date, then there shall be an adjustment and credit given to Buyer on the Closing Date for such excess amounts collected. Buyer shall apply all such excess amounts to the charges owed by Buyer for such items for the period after the Closing Date and, if required by the Leases, shall rebate or credit Tenants with any remainder. If it is determined under section 8.5 below that the amount collected during such Seller’s ownership period exceeded expenses incurred during the same period by more than the amount previously credited to Buyer at Closing, then such Seller shall promptly pay to Buyer the deficiency.

(d) Sellers or Buyer, as the case may be, shall receive a credit for regular charges under the Contracts (to the extent, in the Sellers’ case, the same are not required to be terminated in accordance with section 6.1(f)) paid and applicable to Buyer’s period of ownership or payable and applicable to any Seller’s period of ownership, respectively.

(e) Buyer shall receive a credit for all Leasing costs (i) set forth on Schedule 5.1(g)(1) and (ii) set forth in any Lease documents not disclosed to Buyer as of the date of this

33

Agreement, in each case whether due and payable as of or after the Closing. Buyer shall assume at Closing and thereafter be responsible for, and shall pay, disburse or, as applicable, credit when due, (a) all tenant improvement allowances described on Schedule 5.1(g)(1) owing to the applicable tenants under their respective Leases, (b) all abated rent or other rent credits described on Schedule 5.1(g)(1) to which the applicable tenants are entitled under the terms of their Leases, and (c) all leasing commissions to the applicable brokers as described on Schedule 5.1(g)(1).

(f) Buyer shall receive a credit for any Security Deposits under the Leases, if and to the extent such deposits have not been otherwise applied by any Seller to any obligations of Tenants under any Leases for such Seller’s Real Property, and Buyer shall assume full responsibility for all Security Deposits so delivered to Buyer. In the event that any Security Deposits are in the form of letters of credit or other financial instruments, Sellers will cooperate with Buyer to have Buyer named as beneficiary under the same. Buyer will not receive a credit for any such financial instruments.

(g) The adjustment for utility charges shall be made on the basis of the most recently issued bills therefor, which are based on meter readings no earlier than forty-five (45) days before the Closing Date. Such adjustment shall be reprorated when the next utility bills are received. Sellers shall receive a credit for the amount of deposits, if any, with utility companies that are transferable and that are assigned to Buyer at the Closing.

All of the obligations of Sellers and Buyer as set forth in this section 8.4 shall survive Closing.

8.5 Tenant Reconciliations and Post-Closing Adjustments . The prorations to be made in accordance with this Section 8.4 shall be adjusted, if necessary, and completed after the Closing Date as soon as final information becomes available as the basis for such prorations, but in no event later than one hundred twenty (120) days after the Closing Date after which time the parties shall have no further obligation to make adjustments; provided, however, within ninety (90) days after the end of the calendar year in which the Closing occurs, Buyer shall prepare and present to Sellers for their review and approval, which approval or disapproval must be given within ten (10) business days after Sellers’ receipt or Sellers will be deemed to have approved the calculation, a calculation of the proration of operating expense pass-throughs and other items, payable under the Leases based upon the actual amount of such items charged to or received by the parties for the preceding calendar year. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Sellers of Buyer’s calculation. Sellers may inspect Buyer’s books and records related to the Property to confirm the calculation. Either party shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment. The obligations of Buyer and Sellers under this section 8.5 shall survive Closing.

8.6 Post-Closing Access . For one (1) year after the Closing, upon reasonable prior notice and during normal business hours, Buyer shall provide Sellers and Sellers’ designated accountants and auditors with reasonable access to the books and records of the Property and all similar information relating to the period prior to the Closing Date.

8.7 Cooperation with Buyer’s Auditors and SEC Filing Requirements. Seller shall, at no material cost to Seller, cooperate with Buyer to provide Buyer access to such factual

34

information concerning the operation of the Property as may be reasonably requested by Buyer, and in the possession or control of Seller, or its property manager or accountants, to enable Buyer or its affiliates to prepare audited financial statements as may be required by the Securities and Exchange Commission (“SEC”). At Buyer’s sole cost and expense, Seller shall allow Buyer’s auditor (Ernst & Young LLP or any successor auditor selected by Buyer) to conduct an audit of the statement of revenue and expenses of the Property and shall cooperate (at no material cost to Seller) with Buyer’s auditor in the conduct of such audit and review. Specifically, Buyer’s auditor must perform a 3-14 Audit for December 31, 2012 and June 30, 2013 (the “Audit”), which will require Buyer’s auditor to (i) obtain the information from Seller as set forth in the categories listed on Schedule 8.7 hereto (to the extent not previously provided in full to Buyer as part of the Seller Diligence Documents), and (ii) obtain copies of checks, invoices and payment receipts in connection with selections from such information made by Buyer’s auditor, in each case, to the extent such documentation is in the possession of, or reasonably obtainable by, Seller, its property manager or accountants, at no material cost to Seller, and in the format that Seller (or its property manager or accountants) have maintained such information. In connection with such foregoing Audit, Seller shall deliver to Buyer’s auditor a representation letter in a form agreed to the parties. Seller and Buyer shall reasonably cooperate to agree upon a form of representation letter prior to the expiration of the Property Approval Period. Without limiting the foregoing, Buyer, or its designated independent or other auditor, may audit Seller’s operating statements of the Property, at Buyer’s expense; provided, however, that the foregoing obligations of Seller under this subsection shall be limited to providing such information or documentation as may be in the possession of, or reasonably obtainable by, Seller, its property manager or accountants, at no material cost to Seller, and in the format that Seller (or its property manager or accountants) have maintained such information. The obligations of Seller under this section 8.7 shall survive the Closing for a period of one (1) year.

8.8 Novation Agreement. After the Closing, Seller and Buyer shall promptly enter into the Novation Agreement with the United States of America in respect of the GSA lease and Seller and Buyer will cooperate with each other and the GSA to obtain the execution by the United States of America to the Novation Agreement. If, prior to its execution by all parties thereto, GSA requires changes to the Novation Agreement, then such changes shall be reasonably accommodated by Buyer and Seller. In connection with the Novation Agreement, Buyer and Seller shall provide such additional information to GSA as is reasonably requested by GSA pursuant to the GSA lease. Prior to Closing, Seller shall have the right to negotiate with the GSA changes to the form of Novation Agreement customarily utilized by the GSA (and the changes to such form shall also be subject to Buyer’s reasonable approval); provided that, if such requested changes are not agreed to prior to Closing, then Seller and Buyer shall execute the form of Novation Agreement customarily utilized by the GSA and otherwise cooperate with each other to obtain the signature of the United States of America to the Novation Agreement as provided above. Further, if the GSA refuses to consent to the removal of the applicable sections of the Novation Agreement prior to Closing which (i) obligate Seller to be a guarantor of payment and performance of all obligations of Buyer under the GSA lease, including those undertaken pursuant to a future amendment of the GSA lease, and (ii) obligate Buyer to assume all obligations and liabilities of, and all claims against, Seller under the GSA lease, then the parties shall indemnify each other as follows: (A) Buyer agrees to indemnify, defend and hold Seller harmless from all claims made by GSA and the United States of America against Seller pursuant to such above-referenced section of the Novation Agreement arising as a result of or

35

with respect to the obligations of landlord under the GSA lease that are attributable to the period of time from and after the Closing, and all related costs and expenses, including reasonable attorney’s fees, incurred by Seller in connection with such claim, and (B) Seller agrees to indemnify, defend and hold Buyer harmless from all claims made by GSA and the United States of America against Buyer pursuant to the above-referenced section of the Novation Agreement arising as a result of or with respect to the obligations of landlord under the GSA lease that are attributable to the period of time prior to the Closing, and all related costs and expenses, including reasonable attorney’s fees, incurred by Buyer in connection with such claim. The terms of this Section 8.8 shall survive the Closing.

ARTICLE 9

General

9.1 Notices. All notices and other communications under this Agreement shall be properly given only if made in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service), or by email or facsimile (if a copy of such notice also is sent the same day by hand delivery or by mail, it being understood that if a copy is sent by mail, notice will only be deemed given on the date the copy is received in accordance with the balance of this section 9.1), to the party at the address set forth in this section 9.1 or such other address as such party may designate by notice to the other party. Such notices and other communications shall be effective on the date of receipt provided it is received by 5:00 p.m. (San Francisco time) (and, after such times, on the next business day). If any such notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such notice or other communication shall be effective on the date delivery is attempted. Any notice or other communication under this Agreement may be given on behalf of a party by the attorney for such party.

(a) The address of Sellers and each Seller is c/o Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105, Attention: Mr. Peter Kahn, email address: pkahn@spearstreetcapital.com, telephone number: (415) 222-7423, facsimile number: (415) 856-0348, with a copy to Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105, Attention: Mr. John S. Grassi, email address: jgrassi@spearstreetcapital.com, telephone number: (415) 222-7421, facsimile number: (415) 856-0348, and with a copy to Pillsbury Winthrop Shaw Pittman LLP, Four Embarcadero Center, San Francisco, California, Attention: J. Gregg Miller, Esq., email address: gregg.miller@pillsburylaw.com, telephone number: (415) 983-1557, facsimile number (415) 983-1200. The phone numbers provided above are for informational purposes only and are not effective means of providing notice under this Agreement.

(b) The address of Buyer is c/o Hudson Pacific Properties, L.P., 11601 Wilshire Boulevard, Suite 1600, Los Angeles, California 90025, Attention: Mr. Alex Vouvalides, email address: alex@hudsonppi.com, telephone number: (310) 445-5706, facsimile number: 310-445-5710, with a copy to Allen Matkins Leck Gamble Mallory & Natsis LLP, 1901 Avenue of the Stars, Suite 1800, Los Angeles, California 90067, Attention: Tony Natsis,

36

Esq., telephone number: (310) 788-2430, facsimile number: (310) 788-2410. The phone numbers provided above are for informational purposes only and are not effective means of providing notice under this Agreement.

9.2 Attorneys’ Fees. If there is any legal action or proceeding between Sellers (or any Seller) and Buyer arising from or based on this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys’ fees and disbursements shall be included in and as a part of such judgment.

9.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

9.4 Seller Default. If the Closing does not occur solely by reason of any Seller’s default in the performance of its duties and obligations under this Agreement, Buyer shall have the right, as its sole and exclusive remedy, in lieu of all other remedies which Buyer might otherwise have hereunder at law or in equity, to either: (a) terminate this Agreement by written notice to Sellers, in which event the Deposit shall be immediately returned to Buyer by the Escrow Agent and Buyer shall receive reimbursement from Sellers for Buyer’s actual out-of-pocket due diligence and legal and consultant costs incurred in connection herewith in an amount not to exceed two hundred fifty thousand dollars ($250,000), as documented by copies of invoices, which Buyer shall provide to Sellers with Buyer’s demand for payment; or (b) require specific performance of this Agreement, with no offset or reduction in the Purchase Price. Notwithstanding anything herein to the contrary, if the Closing does not occur by reason of any Seller’s default in the performance of its duties and obligations under this Agreement, Buyer shall be deemed to have elected to terminate this Agreement in accordance with “(a)” above if Buyer fails to deliver to Sellers written notice of Buyer’s intent to file a claim or assert a cause of action for specific performance against Sellers or the applicable Seller on or before fifteen (15) days following the scheduled Closing Date or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in the county in which the applicable Property is located within thirty (30) days following the scheduled Closing Date. Except as otherwise expressly provided in this section 9.4, if the Closing does not occur solely by reason of any Seller’s default in the performance of its duties and obligations under this Agreement, Buyer shall have no further claims, rights or entitlements in the event of a default by Sellers hereunder.

9.5 Construction. Sellers and Buyer acknowledge that each party and its counsel have reviewed and revised this Agreement and that the rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any document executed and delivered by either party in connection with the transactions contemplated by this Agreement. The captions in this Agreement are for convenience of reference only and shall not be used to interpret this Agreement.

9.6 Terms Generally. The defined terms in this Agreement shall apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term

37

“person” includes individuals, corporations, partnerships, trusts, other legal entities, organizations and associations, and any government or governmental agency or authority. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “approval,” “consent” and “notice” shall be deemed to be preceded by the word “written.”

9.7 Further Assurances. From and after the date of this Agreement, Sellers and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.

9.8 Partial Invalidity. If any provision of this Agreement is determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision.

9.9 Waivers. No waiver of any provision of this Agreement or any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

9.10 Miscellaneous. The Exhibits attached to this Agreement are made a part of this Agreement. Buyer shall not assign or transfer this Agreement, or any interest in or part of this Agreement, without the prior consent of Sellers, which consent may be withheld in Sellers’ sole and absolute discretion. Buyer may designate one of more “Affiliates” (defined as an entity that controls, is controlled by or is under common control with Buyer) to which each Property will be assigned at Closing or an exchange accommodation titleholder in connection with Buyer’s exchange of like-kind property, provided that Buyer shall continue to remain primarily liable under this Agreement notwithstanding such designation without Sellers’ prior consent. No assignment, transfer or designation shall release Buyer from any obligation or liability under this Agreement. Subject to the foregoing, this Agreement shall benefit and bind Sellers and Buyer and their respective personal representatives, heirs, successors and assigns. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may not be amended or modified except by a written agreement signed by Sellers and Buyer. This Agreement and the attachments hereto constitute the entire and integrated agreement between Sellers and Buyer relating to the purchase and sale of the Property and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect to the sale of the Property.

9.11 Confidentiality; Permitted Disclosures. (a) In the event that the parties to this Agreement have previously executed a confidentiality or non-disclosure agreement or other similar agreement in connection with the transaction contemplated by this Agreement, the terms and provisions of such other confidentiality or non-disclosure agreement shall apply to the parties’ actions prior to the date of this Agreement and, effective upon the date of this Agreement, the terms and provisions of this Agreement regarding confidentiality and non-disclosure shall control with respect to the parties’ actions from and after the date of this Agreement. Prior to the Closing, neither Sellers nor Buyer shall make any public announcement

38

of this Agreement or the transactions contemplated by this Agreement without the prior consent of the other, and Buyer shall not disseminate to any third party, other than Buyer’s Agents or Buyer’s affiliates, prospective lenders or investors (and as to each such party, Buyer agrees it will inform such party of the confidentiality provisions of this Agreement and the confidential nature of such information and use commercially reasonable efforts to have such parties adhere to such provisions), any of the Seller Diligence Documents or Due Diligence Information without the prior consent of Sellers, unless, and only to the extent that, any such announcement or dissemination is (i) reasonably necessary to comply with applicable law, regulation or stock-exchange requirement, in which case Buyer shall provide Sellers with advance written notice (if such advance notice is not prohibited by applicable law or regulation) of any such announcement or dissemination, (ii) necessary or appropriate for the enforcement of this Agreement, (iii) as permitted in sub-clause (b), below, or (iv) required by interrogatories, requests for information or documents in legal proceedings, a subpoena, a civil or administrative demand or investigation, regulatory investigation, or other similar process; provided, however, that prior to making any such announcement or dissemination pursuant to clause (iii), if and to the extent permitted by applicable law, Buyer shall give Sellers written notice of such requirement and, to the extent permitted, Sellers shall have the opportunity to object to and contest any such requirement before Buyer makes any announcement or dissemination. In permitting Buyer and Buyer’s Agents to review the Seller Diligence Documents and the Due Diligence Information and any other information to assist Buyer, Sellers have not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Sellers, and any such claims are expressly rejected by Sellers and waived by Buyer and the Buyer’s Agents, for whom, by its execution of this Agreement, Buyer is acting as an agent with regard to such waiver. Buyer shall indemnify Sellers and Sellers’ members, employees, licensees, contractors, agents and invitees from and against any and all Claims resulting from, arising out of or in connection with Buyer’s breach of its obligations under this section 9.11.

(b) Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Sellers (or any of Sellers’ affiliates’) or Buyer (or any of Buyer’s affiliates’) right to disclose information relating to this Agreement or the Property (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Sellers, Buyer or their respective affiliates, (b) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the SEC) by any REIT holding an interest (direct or indirect) in Seller or Buyer, and (c) to any brokers/dealers in Sellers’ or any REIT’s broker/dealer network and any of the REIT’s or Sellers’ (including the disclosure of the general economic terms of this transaction in connection with Sellers’ or Buyer’s (or their respective affiliates) respective earnings call (which shall expressly include the right to provide written supplemental materials in connection with such earnings call and to provide information and/or answer questions raised during such earnings call). Further, notwithstanding the foregoing, Buyer shall have the right to issue press releases in connection with this transaction and this Agreement containing information relating to the Property as set forth in Buyer’s or Hudson Pacific Properties, Inc.’s 8K filings without Sellers’ consent, provided that Buyer shall provide Sellers with an advance courtesy copy of such press releases.

39

The provisions of this section 9.11 shall not survive the Closing but shall survive any termination of this Agreement for a period of twelve (12) months.

9.12 Escrow Agent; Deposit. Escrow Agent shall hold the Deposit subject to the following terms and conditions:

(a) The Deposit shall be held in an FDIC insured interest-bearing deposit account or US-Treasury money market fund at an institution designated in writing by Buyer, Seller and Escrow Agent.

(b) Escrow Agent shall not be liable or responsible for and shall have no liability in the event of failure, insolvency, or inability of the depositary to pay said funds for any failure, refusal or inability of the depository into which the Deposit is deposited to pay the Deposit at Escrow Agent’s direction, or for levies by taxing authorities based upon the taxpayer identification number used to establish this interest bearing account. Escrow Agent shall not be responsible for any interest except for such interest as is actually received (which interest received shall be added to and considered part of the Deposit), nor shall Escrow Agent be responsible for the loss of any interest arising from the closing of any account or the sale of any certificate of deposit or other instrument prior to maturity.

(c) Any notice to Escrow Agent shall be sufficient only if received by Escrow Agent within the applicable time period set forth herein. All mailings and notices from Escrow Agent to Seller or Buyer, or from Seller or Buyer to Escrow Agent, provided for herein shall be addressed to the party to receive such notice at the address set forth in or pursuant to this Agreement or, if to Escrow Agent, to: 455 Market Street, Suite 2100, San Francisco, California 94105, Attn: Terina J. Kung, Tel: 415-3-291- 5128, Fax: 415.896.9423, Email: kungt@ctt.com.

(d) In the event that Escrow Agent shall have received conflicting demands or instructions with respect to the Deposit, whether or not litigation has been instituted, then, in any such event, at Escrow Agent’s option, (i) Escrow Agent may refuse to comply with any claims or demands on it and continue to hold the Deposit until Escrow Agent receives written notice signed by Sellers and Buyer directing the disbursement of the Deposit, in which case Escrow Agent shall promptly disburse the Deposit in accordance with said direction, and Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with such claims or demand; or (ii) in the event Escrow Agent shall receive a written notice advising that a litigation over entitlement to the Deposit has been commenced, Escrow Agent may deposit the Deposit with the clerk of the court in which said litigation is pending, or (iii) Escrow Agent may (but shall not be required to) take such affirmative steps as it may, at its option, elect in order to deposit the Deposit in a court of competent jurisdiction and commence an action for interpleader or to substitute another impartial party to hold the Deposit, the reasonable costs thereof to be borne by whichever of Sellers and Buyer is the losing party and thereupon Escrow Agent shall be released of any and all liability hereunder. Sellers and Buyer jointly and severally agree, if a dispute arises as to the entitlement of the Deposit, to reimburse Escrow Agent for any and all reasonable expenses incurred in the discharge of its duties hereunder, including, but not limited to, reasonable outside attorneys’ fees and disbursements, and court costs; provided, however, that any payment or reimbursement made by Sellers or Buyer shall be without prejudice to any right which either Sellers or Buyer may have to recover from the other party for any amounts so paid or reimbursed to Escrow Agent hereunder.

40

(e) It is expressly understood that Escrow Agent acts hereunder as an accommodation to Sellers and Buyer and as a depository only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form of execution of such instruments or for the identity, authority or right of any person executing or depositing the same or for the terms and conditions of any instrument pursuant to which Escrow Agent or the parties may act.

(f) Escrow Agent shall not have any duties or responsibilities except those set forth in this section 9.12 and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document believed by Escrow Agent in good faith without gross negligence or willful misconduct to be genuine, and Escrow Agent may assume that any person purporting to give it any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so.

(g) Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of counsel which may be selected by it (including any member of its firm) and shall be fully protected in so acting or refraining from acting upon the advice of such counsel.

(h) Sellers and Buyer hereby jointly and severally agree to indemnify and save harmless Escrow Agent from and against any and all losses, damages, claims, liabilities, judgments, and other costs and expenses of every kind and nature which may be incurred by Escrow Agent by reason of its acceptance of, and its performance under, this section 9.12 (including, without limitation, reasonable outside attorneys’ fees and disbursements), unless and to the extent the same arises from the gross negligence or willful misconduct of Escrow Agent; provided, however, that the performance of the indemnity obligations hereunder by Sellers or Buyer shall be without prejudice to any right which Sellers or Buyer may have to recover from the other party for any amounts paid or reimbursed to Escrow Agent hereunder or otherwise incurred by Sellers or Buyer in connection with the performance of such indemnity obligation.

(i) Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own willful default or gross negligence. Escrow Agent shall be automatically released from all responsibility and liability under this Agreement upon Escrow Agent’s delivery or deposit of the Deposit in accordance with the provisions of this section 9.12.

(j) Sellers and Buyer agree that if either shall deliver to Escrow Agent a written demand for the Deposit, the party making such demand shall, promptly after delivering such demand to Escrow Agent, deliver a copy of such demand to the other party, together with a statement of the facts and circumstances underlying the demand.

(k) The Escrow Agent shall not be bound by any modification of this Agreement, unless the same is in writing and signed by Buyer and Sellers, and delivered to the Escrow Agent and, if the Escrow Agent’s duties hereunder are affected, unless Escrow Agent shall have given prior written consent thereto.

41

(l) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any person with respect to the Deposit which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep the Deposit until it shall be directed otherwise in writing by Sellers and Buyer or by a final order or judgment of a court of competent jurisdiction.

(m) Buyer and Sellers each agree to make demands for payment of any portion of the Deposit and to give instructions to the Escrow Agent regarding the disbursement of any portion of the Deposit promptly and in a manner effectuating the applicable provisions of this Agreement relating thereto.

(n) Except as may be otherwise required by applicable law, Escrow Agent shall maintain the existence, terms and nature of the transactions contemplated by this Agreement and the identifies of the parties hereto in strictest confidence and shall not disclose any thereof to any third party without the prior written consent of each of the parties hereto.

(o) The terms and conditions of this section 9.12 shall survive the Closing and/or termination of this Agreement.

9.13 1031 Exchange. Upon the request of a party hereto (the “Requesting Party”), the other party (the “Cooperating Party”) shall cooperate with the Requesting Party in Closing the sale of the Property in accordance with this Agreement so as to qualify such transaction as an exchange of like-kind property; provided, however, the Cooperating Party shall not be required to take title to any exchange property and the Cooperating Party will not be required to agree to or assume any covenant, obligation or liability in connection therewith, the Closing hereunder shall not be delayed as a result of, or conditioned upon, such exchange, the Requesting Party shall pay all costs associated with such exchange, and the Requesting Party shall remain primarily liable under this Agreement and indemnify the Cooperating Party from any liability in connection with such exchange.

[Signature Page Follows Immediately]

42

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first set forth above.

SELLERS:

1220 HOWELL LLC, a Delaware limited liability company

By:	/s/ John S. Grassi

Name:	John S. Grassi

Its:	President

KING & DEARBORN, LLC, a Delaware limited liability company

By:	/s/ John S. Grassi

Name:	John S. Grassi

Its:	President

NORTHVIEW CORPORATE CENTER LLC, a Delaware limited liability company

By:	/s/ John S. Grassi

Name:	John S. Grassi

Its:	President

[Signatures Continue on Following Pages.]

43

BUYER: HUDSON PACIFIC PROPERTIES, L.P. a Maryland limited partnership

By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner

By:	/s/ Mark T. Lammas

Name:	Mark T. Lammas

Its:	Chief Financial Officer

[Signatures Continue on Following Page.]

44

Solely with respect to its obligations as Escrow Agent:

CHICAGO TITLE INSURANCE COMPANY,

By:	/s/ Terina Kung

Name: Terina Kung
Its: Senior Commercial Escrow Officer

45

STATE OF                        )

                                            ) ss.

COUNTY OF                    )

On this              day of                     , 2013, before me, the undersigned, a Notary Public in and for the State of                     , duly commissioned and sworn, personally appeared                             , to me known as, or providing satisfactory evidence that he/she is the                      of                     , a                      the              that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said                      for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

NOTARY PUBLIC, in and for the State
of , residing at
Commission expires:
Print Name:

STATE OF                        )

                                            ) ss.

COUNTY OF                    )

On this              day of                     , 2013, before me, the undersigned, a Notary Public in and for the State of                     , duly commissioned and sworn, personally appeared                             , to me known as, or providing satisfactory evidence that he/she is the                      of                     , a                      the                      that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said                      for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

NOTARY PUBLIC, in and for the State
of , residing at
Commission expires:
Print Name:

46

EXHIBIT A

LIST OF REAL PROPERTY BY OWNER

Name of Seller	Name of Property owned by Seller
1220 Howell LLC	Metropolitan Park – North Tower, Seattle, Washington
King & Dearborn, LLC	83 South King Street and 505 First Street, Seattle, Washington
Northview Corporate Center LLC	Northview Corporate Center, 20700 44th Avenue West, Lynnwood, Washington

Exhibit A

EXHIBIT B

LEASE LISTS

Northview Corporate Center

1.	THE LEASE dated as of January 29, 2008 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and IEPLEXUS INC., a Washington corporation (“Tenant”).

a.	COMMENCEMENT DATE CONFIRMATION [UNDATED] between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and IEPLEXUS INC., a Washington corporation (“Tenant”).

2.	THE LEASE dated as of January 21, 2008 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE COBALT GROUP, INC., a Delaware corporation (“Tenant”).

a.	AMENDMENT TO LEASE made as of April 2, 2008 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE COBOLT GROUP, INC., a Delaware corporation (“Tenant”).

b.	SECOND AMENDMENT TO LEASE made as of August 25, 2008 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE COBOLT GROUP, INC., a Delaware corporation (“Tenant”).

c.	LETTER AGREEMENT dated July 19, 2010 between THE COBALT GROUP, INC., and NORTHVIEW CORPORATE CENTER, LLC, regarding consent in connection with proposed transaction

d.	THIRD AMENDMENT TO LEASE made as of February 25, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE COBALT GROUP, INC., a Delaware corporation (“Tenant”).

e.	FOURTH AMENDMENT TO LEASE made as of May 17, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and ADP, INC., a Delaware corporation (“Tenant”).

f.	ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT made as of May 13, 2011 by and among THE COBALT GROUP, INC. (“Assignor”) and ADP, INC., a Delaware corporation (“Assignee”).

g.	GUARANTY AGREEMENT made as of February 25, 2011 by AUTOMATIC DATA PROCESSING, INC. (“Guarantor”).

h.	STORAGE AGREEMENT made as of May 1, 2008 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE COBALT GROUP, INC., a Delaware corporation (“Tenant”).

Exhibit B

3.	THE LEASE dated as of April 3, 2009 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and ALL FOR KIDZ, INC., a Washington corporation (“Tenant”).

a.	THE FIRST AMENDMENT TO LEASE made as of October 18, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and ALL FOR KIDZ, INC., a Washington corporation (“Tenant”).

4.	THE LEASE dated as of July 6, 2007 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and AUDIT & ADJUSTMENT COMPANY, INC., a Washington corporation (“Tenant”).

a.	AMENDMENT TO LEASE made as of November 22, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and AUDIT & ADJUSTMENT COMPANY, INC., a Washington corporation (“Tenant”).

b.	COMMENCEMENT DATE CONFIRMATION (UNDATED) BY AND BETWEEN NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and AUDIT & ADJUSTMENT COMPANY, INC., a Washington corporation (“Tenant”).

5.	THE LEASE dated as of April 1, 2013 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and CEMEX CONSTRUCTION MATERIALS PACIFIC, LLC, a Delaware limited liability company (“Tenant”).

a.	AMENDMENT TO LEASE dated as of May 30, 2013 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and CEMEX CONSTRUCTION MATERIALS PACIFIC, LLC, a Delaware limited liability company (“Tenant”)

6.	THE LEASE dated as of December 1, 2004 between CRS FINANCIAL II LLC, a Washington limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Tenant”).

a.	FIRST AMENDMENT TO LEASE made as of August 24, 2009 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Tenant”).

b.	SECOND AMENDMENT TO LEASE made as of October __, 2012 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Tenant”).

Exhibit B

c.	PARKING AGREEMENT made as of September 29, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Lessee”).

d.	PARKING AGREEMENT made as of March 1, 2012 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Lessee”).

e.	STORAGE AGREEMENT made as of September 22, 2006 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and DAVIS SCHUELLER, INC., a Washington corporation (“Tenant”).

7.	THE LEASE dated as of August 20, 2009 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

a.	SUPPLEMENTAL LEASE AGREEMENT #1 made as of February 4, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

b.	SUPPLEMENTAL LEASE AGREEMENT #2 made as of April 7, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

c.	SUPPLEMENTAL LEASE AGREEMENT #3 made as of September 13, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

d.	SUPPLEMENTAL LEASE AGREEMENT #4 made as of August 26, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

e.	SUPPLEMENTAL LEASE AGREEMENT #5 made as of March 4, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

f.	SUPPLEMENTAL LEASE AGREEMENT #6 made as of June 15, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

Exhibit B

g.	SUPPLEMENTAL LEASE AGREEMENT #7 made as of June 16, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

h.	SUPPLEMENTAL LEASE AGREEMENT #8 made as of September 1, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

i.	SUPPLEMENTAL LEASE AGREEMENT #9 made as of August 22, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

j.	SUPPLEMENTAL LEASE AGREEMENT #10 made as of November 2, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

k.	SUPPLEMENTAL LEASE AGREEMENT #11 made as of March 19, 2012 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and UNITED STATES OF AMERICA (“Tenant”).

l.	STORAGE AGREEMENT made as of August 15, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and FEMA REGION 10 (“Tenant”).

m.	CONFIRMATION OF COMMENCEMENT DATE dated April 28, 2010, by NORTHVIEW CORPORATE CENTER, LLC (“Landlord”).

8.	THE LEASE dated as of June 1, 2007 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and FINE BUSINESS SOLUTIONS, LLC, a Washington limited liability company (“Tenant”).

a.	FIRST AMENDMENT TO LEASE made as of April __, 2010 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and FINE BUSINESS SOLUTIONS, LLC, a Washington limited liability company (“Tenant”).

b.	STORAGE SPACE LEASE AGREEMENT made as of August 1, 2011 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and FINE BUSINESS SOLUTIONS, LLC, a Washington limited liability company (“Tenant”).

9.	THE LEASE dated as of April 16, 2012 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and HOMESTREET BANK, a Washington state chartered savings bank (“Tenant”).

Exhibit B

a.	FIRST AMENDMENT TO LEASE made as of January 30, 2013 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and HOMESTREET BANK, a Washington state chartered savings bank (“Tenant”).

b.	COMMENCEMENT DATE CONFIRMATION dated [UNDATED], by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and HOMESTREET BANK, a Washington state chartered savings bank (“Tenant”).

10.	THE LEASE dated as of June 21, 2010 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and LION NEW MEDIA LLC, a Washington limited liability company (“Tenant”).

a.	FIRST AMENDMENT TO LEASE made as of August 31, 2012 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and LION NEW MEDIA LLC, a Washington limited liability company (“Tenant”).

b.	PARKING AGREEMENT made as of May 17, 2012 by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and LION NEW MEDIA LLC, a Washington limited liability company (“Tenant”) (with Tenant erroneously referred to as “Lion New Media, Inc.” in the Parking Agreement).

c.	COMMENCEMENT DATE CONFIRMATION (UNDATED) by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company and LION NEW MEDIA LLC, a Washington limited liability company.

11.	THE LEASE dated as of December 6, 2010 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation (“Tenant”).

a.	COMMENCEMENT DATE CONFIRMATION (UNDATED) by and between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation (“Tenant”).

12.	THE LEASE dated as of May 25, 2010 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Landlord”) and THE UNIVERSITY OF PHOENIX, INC, an Arizona corporation (“Tenant”).

a.	GUARANTY OF LEASE dated May 25, 2010 (“Guaranty”), by APOLLO GROUP, INC., an Arizona corporation, for the benefit of Landlord.

b.	COMMENCEMENT DATE CONFIRMATION dated January 19, 2011 by and between Landlord and Tenant.

13.	THE LICENSE AGREEMENT dated as of August 20, 2012, between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Owner”) and COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC, a Delaware limited liability company.

Exhibit B

14.	THE UTILITY ACCESS AGREEMENT dated as of November 23, 2009 between NORTHVIEW CORPORATE CENTER, LLC, a Delaware limited liability company (“Licensor”) and TW TELECOM OF WASHINGTON, LLC, a Delaware limited liability company (“Licensee”).

83 King

1.	OFFICE LEASE dated November , 2008, between STARBUCKS CORPORATION, as- Washington corporation, (“Landlord”), and ING BANK, fsb, a federally chartered savings bank, dba ING DIRECT,- (“Tenant”).

a.	FIRST AMENDMENT TO LEASE dated February 23, 2009 by and between STARBUCKS CORPORATION, a Washington corporation, (“Landlord”), and ING BANK, fsb, a federally chartered savings bank, dba ING DIRECT (“Tenant”).

2.	OFFICE LEASE dated April , 2012, between KING & DEARBORN, LLC, a Delaware limited liability company, (“Landlord”), and SOCRATA, INC., a Delaware corporation, (“Tenant”).

3.	OFFICE LEASE dated December 15, 2010, between STARBUCKS CORPORATION, a Washington corporation (“Landlord”), and SUMMIT POWER GROUP, INC., a Delaware corporation (“Tenant”).

a.	LETTER, dated August 24, 2011, from SUMMIT POWER GROUP, LLC (“Tenant”) to KING & DEARBORN, LLC (“Landlord”).

b.	LETTER, dated September 28, 2011 from URBAN RENAISSANCE GROUP (“Urban”) to SUMMIT POWER GROUP, LLC (“Tenant”).

c.	LETTER, dated April 5, 2012, from URBAN RENAISSANCE GROUP (“Urban”) to SUMMIT POWER GROUP, LLC (“Tenant”).

4.	RETAIL LEASE dated August 31, 2000, between MSI 83 KING L.L.C., a Washington limited liability company (“Landlord”), and KUH JOON YANG and YOUNG HWA YANG, husband and wife (“Tenant”).

a.	ASSIGNMENT OF LEASE BY TENANT AND CONSENT OF LANDLORD dated January 31, 2001 by and between MSI 83 KING L.L.C., a Washington limited liability company (“Landlord”), KUH JOON YANG and YOUNG HWA YANG, husband and wife (“Assignor”), and SUN A. CHOO AND JUN I. CHOO, husband and wife and YOUNG S. CHO AND JAYNE S. CHO, husband and wife (“Assignee”).

b.	LEASE AMENDMENT NO. 1 dated January 31, 2001 by and between MSI 83 KING L.L.C., a Washington limited liability company, (“Landlord”), and SUN A. CHOO AND JUN I. CHOO, husband and wife and YOUNG S. CHO AND JAYNE S. CHO, husband and wife (“Tenant”).

Exhibit B

c.	ASSIGNMENT OF LEASE BY TENANT AND CONSENT OF LANDLORD dated May 8, 2002 by and between MSI 83 KING L.L.C., a Washington limited liability company (“Landlord”), SUN A. CHOO AND JUN I. CHOO, husband and wife and YOUNG S. CHO AND JAYNE S. CHO, husband and wife (“Assignor”) and CHONG KU KIM AND YOUNG AE KIM, husband and wife (“Assignee”).

d.	LEASE AMENDMENT NO. 2 dated May 9, 2002 by and between MSI 83 KING L.L.C., a Washington limited liability company (“Landlord”), and CHONG KU KIM AND YOUNG AE KIM, husband and wife (“Tenant”)

e.	LEASE AMENDMENT NO. 3 dated May 23, 2007 by and between STARBUCKS CORPORATION, a Washington corporation (“Landlord”) and CHONG KU KIM AND YOUNG AE KIM, husband and wife (“Tenant”)

f.	LEASE AMENDMENT NO. 4 dated November 20, 2008 by and between STARBUCKS CORPORATION, a Washington corporation (“Landlord”) and CHONG KU KIM AND YOUNG AE KIM, husband and wife (“Tenant”)

g.	LETTER AGREEMENT dated July 27, 2012 by and between KING & DEARBORN, LLC (“Landlord”) and CHONG KU KIM AND YOUNG AE KIM, husband and wife (“Tenant”)

5.	UPS LETTER CENTER AGREEMENT dated August 3, 1987, between UNITED PARCEL SERVICE, INC. (UPS) and MARTIN SMITH, INC..

a.	Amended by an additional letter also dated August 3, 1987 between UNITED PARCEL SERVICE, INC. (UPS) and MARTIN SMITH, INC..

6.	COMMUNICATIONS SITE LEASE AGREEMENT dated November 29, 2004, between MSI 83 KING L.L.C., a Washington limited liability company, (“Lessor”), and PACIFIC BELL WIRELESS NORTHWEST, LLC, a Delaware limited liability company, doing business as Cingular Wireless (“Lessee”).

7.	COMMUNICATION LICENSE AGREEMENT dated March 16, 2011, between STARBUCKS CORPORATION (“Owner”), and ATLAS NETWORKS, LLC (“User”).

8.	LICENSE AGREEMENT dated May , 2012, between KING & DEARBORN, LLC, a Delaware limited liability company, (“Owner”), and COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC, a Delaware limited liability company, (“Comcast”).

505 First

1.	OFFICE LEASE dated April 29, 2010, between STARBUCKS CORPORATION, as Washington corporation, (“Landlord”), and NUANCE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”).

a.	FIRST AMENDMENT TO LEASE dated July 20, 2011 by and between STARBUCKS CORPORATION, as Washington corporation, (“Landlord”), and NUANCE COMMUNICATIONS, INC., a Delaware corporation, (“Tenant”).

Exhibit B

2.	OFFICE LEASE dated May 15, 2012, between KING & DEARBORN, LLC, a Delaware limited liability company, (“Landlord”), and EMC CORPORATION, a Massachusetts corporation (“Tenant”).

a.	FIRST AMENDMENT TO LEASE dated , 2013 by and between KING & DEARBORN, LLC, a Delaware limited liability company, (“Landlord”), and EMC CORPORATION, a Massachusetts corporation (“Tenant”). [UNEXECUTED AS OF THE DATE OF THIS AGREEMENT]

b.	COMMENCEMENT DATE CONFIRMATION, between KING & DEARBORN, LLC, a Delaware limited liability company (“Landlord”), and EMC CORPORATION, a Massachusetts corporation (“Tenant”).

3.	RIGHT OF ENTRY dated September 22, 2011, between KING & DEARBORN, LLC, a Delaware limited liability company, and STATE OF WASHINGTON DEPARTMENT OF TRANSPORTATION.

Met Park North

1.	OFFICE LEASE dated March 18, 2013, between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”), and AMAZON CORPORATE LLC, a Delaware limited liability company (“Tenant”).

2.	Office Lease dated March 15, 2001, between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company (“Landlord”), and NORDSTROM, INC., a Washington corporation (“Tenant”).

a.	FIRST LEASE AMENDMENT dated August 22, 2001 by and between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company (“Landlord”), and NORDSTROM, INC., a Washington corporation (“Tenant”).

b.	SECOND LEASE AMENDMENT dated April 30, 2002 by and between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company (“Landlord”), and NORDSTROM, INC., a Washington corporation (“Tenant”).

c.	THIRD LEASE AMENDMENT dated October 12, 2010 by and between ELPF MET PARK NORTH, LLC, a Delaware limited liability company (“Landlord”), and NORDSTROM, INC., a Washington corporation (“Tenant”).

d.	FOURTH LEASE AMENDMENT dated December 5, 2011 by and between ELPF MET PARK NORTH, LLC, a Delaware limited liability company (“Landlord”), and NORDSTROM, INC., a Washington corporation (‘Tenant”).

e.	TERMINATION OPTION EXERCISE NOTICE LETTER dated April 30, 2012 by NORDSTROM, INC., a Washington corporation (“Tenant”).

f.	FIFTH LEASE AMENDMENT dated December 6, 2012 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and NORDSTROM, INC., a Washington corporation (“Tenant”).

Exhibit B

g.	SIXTH LEASE AMENDMENT dated January 25, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and NORDSTROM, INC., a Washington corporation (“Tenant”).

h.	SEVENTH LEASE AMENDMENT dated February 25, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and NORDSTROM, INC., a Washington corporation (“Tenant”).

i.	LANDLORD’S NOTICE OF EARLY TERMINATION dated March 13, 2013 by 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”).

3.	RETAIL LEASE dated April 21, 1999, between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, (“Lessor”), and 24 HOUR FITNESS, INC., a California corporation, (“Lessee”)

a.	AMENDED AND RESTATED FIRST LEASE AMENDMENT dated April 2, 2002 by and between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, (“Lessor”), and 24 HOUR FITNESS USA, INC., a California corporation, (“Lessee”).

b.	SECOND LEASE AMENDMENT dated September 18, 2002 by and between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, (“Lessor”), and 24 HOUR FITNESS USA, INC., a California corporation, (“Lessee”).

c.	THIRD AMENDMENT TO LEASE dated January 31, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and 24 HOUR FITNESS USA, INC., a California corporation, (“Tenant”).

d.	LETTER AGREEMENT dated December 7, 2012 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and 24 HOUR FITNESS USA, INC., a California corporation, (“Tenant”).

e.	FOURTH AMENDMENT TO LEASE dated June __, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and 24 HOUR FITNESS USA, INC., a California corporation (“Tenant”) [UNEXECUTED AS OF THE DATE OF THIS AGREEMENT].

4.	OFFICE LEASE dated October 3, 2002, between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, (“Landlord”), and JURGA MARTINIA D.M.D., P.S., a Washington corporation, dba Advanced Metropolitan Dentistry (“Tenant”)

a.	AMENDMENT TO LEASE dated January 3, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and JURGA MARTINIA D.M.D., P.S. , a Washington professional service corporation, dba Advanced Metropolitan Dentistry, (“Tenant”).

b.	AMENDMENT TO LEASE dated March 25, 2013 by and between 1220 HOWELL LLC, a Delaware limited liability company (“Landlord”) and JURGA MARTINIA D.M.D., P.S., a Washington professional service corporation, dba Advanced Metropolitan Dentistry, (“Tenant”).

Exhibit B

5.	RETAIL LEASE dated October 24, 2001, between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company (“Lessor”), and SUBWAY REAL ESTATE CORP., a Delaware corporation (“Lessee”).

a.	FIRST AMENDMENT dated September 7, 2006 by and between ELPF MET PARK NORTH, L.L.C., a Delaware limited liability company, (“Landlord”) and SUBWAY REAL ESTATE CORP., a Delaware corporation (“Tenant”).

b.	The ASSIGNMENT OF LEASE dated September 12, 2011 by SUBWAY REAL ESTATE CORP., a Delaware corporation (“Assignor”) to SUBWAY REAL ESTATE, LLC, a Delaware limited liability company (“Assignee”).

c.	SECOND AMENDMENT dated January 17, 2012 by and between ELPF MET PARK NORTH, L.L.C., a Delaware limited liability company (“Landlord”) and SUBWAY REAL ESTATE LLC, a Delaware limited liability company (“Tenant”).

6.	COMMERCIAL RIGHT OF ENTRY AGREEMENT dated August 31, 2001 by and between TCI CABLEVISION OF WASHINGTON, INC., and BENAROYA CAPITAL COMPANY, LLC.

7.	TELECOMMUNICATIONS LICENSE AGREEMENT dated August 1, 2002, between BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, (“Licensor”), and COGENT COMMUNICATIONS, INC., a Delaware corporation, (“Licensee”).

a.	RENEWAL LETTER dated April 27, 2007 by COGENT COMMUNICATIONS, INC., a Delaware corporation (“Licensee”).

b.	RENEWAL LETTER dated May 23, 2012 by COGENT COMMUNICATIONS, INC., a Delaware corporation (“Licensee”).

c.	RENEWAL RESPONSE LETTER dated May 24, 2012 by and between 1220 HOWELL LLC, a Delaware limited liability company and COGENT COMMUNICATIONS, INC., a Delaware corporation (“Licensee”).

8.	TELECOMMUNICATIONS LICENSE AGREEMENT dated November 1, 2008, between ELPF MET PARK NORTH, LLC, a Delaware limited liability company(“Owner”), and LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company, (“Licensee”).

a.	FIRST AMENDMENT OF TELECOMMUNICATIONS LICENSE AGREEMENT dated , 2012 by and between ELPF MET PARK NORTH, LLC, a Delaware limited liability company (“Licensor”), and LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company (“Licensee”).

Exhibit B

EXHIBIT C

EXCLUDED PERSONAL PROPERTY LISTS

1.	All personal property, including without limitation, any computers and the software thereon, located in the property management office located at the Real Property.

2.	All personal property of the building engineer located at the Real Property.

Exhibit C

EXHIBIT D

LISTS OF CONTRACTS

First and King

•	Parking Agreement between King & Dearborn, LLC and Standard Parking Corporation dated October 7, 2011

•	Property Management Agreement between King & Dearborn, LLC and CBRE dated August 15, 2012

•	Exclusive Listing Agreement between King & Dearborn, LLC and Urbis Partners, LLC dated January _, 2012

•	Cleaning - Janitorial Services Agreement between King and Dearborn LLC and Alliance Building Services LLC dated January 2, 2013

•	On-line Services Agreement between King & Dearborn LLC and CBRE, Inc. dated December 5, 2012

•	Video Service Agreement between King & Dearborn LLC and Avidex dated October 23, 2012

•	Landscaping Service Agreement between King & Dearborn LLC and Botanical Designs dated October 19, 2012

•	Recycling Agreement between King & Dearborn LLC and CleanScapes dated November 27, 2012

•	Alarm Testing Agreement between King & Dearborn LLC and Convergint Technologies dated November 21, 2012

•	Isilon Cooling Tower HVAC Service Agreement between King & Dearborn LLC and MacDonald Miller Facility Solutions dated September 14, 2012

•	HVAC Service Agreement (Mac Miller A) between King & Dearborn LLC and MacDonald Miller Facility Solutions dated September 14, 2012

•	HVAC Service Agreement (Mac Miller B) between King & Dearborn LLC and MacDonald Miller Facility Solutions dated September 14, 2012

•	Security Service Agreement between King & Dearborn LLC and Northwest Security Services, Inc. dated September 13, 2012

•	Elevator Service Contract (505 First) between King & Dearborn LLC and Otis Elevator Company dated October 2, 2012

•	Window Maintenance Service Contract between King & Dearborn LLC and Puget Sound Window Maintenance dated September 28, 2012

•	Pest Control Service Contract between King & Dearborn LLC and Sprague Pest Solutions dated October 2, 2012

•	License Agreement between King & Dearborn LLC and Comcast Cable Communications Management, LLC dated May _, 2012

Exhibit D

•	Facilities Easement Agreement between King & Dearborn LLC and Comcast Cable Communications Management, LLC dated May _, 2012

Met Park North

•	Property Management Agreement between 1220 Howell LLC and Kidder Mathews dated June 30, 2012

•	Parking Management Agreement between 1220 Howell LLC and Standard Parking Corporation dated April 16, 2012

•	Tax Consultant Agreement between 1220 Howell LLC and Northwest Property Tax Consultants dated March 8, 2013

•	Exclusive Listing Agreement between 1220 Howell LLC and Colliers International WA, LLC dated October 29, 2012

•	Consulting Agreement between 1220 Howell LLC and Bloom Projects, LLC dated June 8, 2012

•	Security Service Contract between Kidder Mathews and AlliedBarton dated August 1, 2012

•	HVAC Automation Service Contract between 1220 Howell LLC and ATS Automation dated October 1, 2012

•	Landscaping Service Contract between 1220 Howell LLC and Camden Gardens dated July 27, 2012

•	Recycling Service Contract between 1220 Howell LLC and Cleanscapes dated July 18, 2012

•	Pest Control Service Contract between 1220 Howell LLC and Eden Advanced Pest Technologies dated July 26, 2012

•	Elevator Service Contract between 1220 Howell LLC and Eltec Elevator Services dated July 19, 2012

•	Generator Testing Service Contract between 1220 Howell LLC and Generator Services NW, LLC dated July 26, 2012

•	Fire Monitoring Contract between 1220 Howell LLC and Honeywell Building Services dated December 17, 2012

•	HVAC Maintenance Contract between 1220 Howell LLC and MacDonald Miller Facility Solutions, Inc. dated July 26, 2012

•	Fire System Testing Service Contract between 1220 Howell LLC and Northwest Fire Systems dated December 17, 2012

•	Janitorial Service Contract between 1220 Howell LLC and Pacific Building Services, Inc. dated August 22, 2012

•	Window Washing Service Contract between 1220 Howell LLC and Puget Sound Window Maintenance dated January 31, 2013

Exhibit D

Northview

•	Property Management Agreement between Northview Corporate Center, LLC and CBRE, Inc. dated September 25, 2006 as amended on January 1, 2009 and January 30, 2013

•	Exclusive Listing Agreement between Northview Corporate Center, LLC and CMN, Inc. d/b/a Colliers International dated October 19, 2006

•	Consulting Agreement between Northview Corporate Center, LLC and Bloom Projects, LLC dated September 24, 2006

•	Tax Consultant Agreement between Northview Corporate Center, LLC and Northwest Property Tax Consultants dated August 7, 2012

•	Interior Plants Service Contract between Northview Corporate Center, LLC and Botanical Designs, Inc. dated July 1, 2012

•	Exterior Plants Service Contract between Northview Corporate Center, LLC and Botanical Designs, Inc. dated April 1, 2012

•	Security Service Contract between Northview Corporate Center, LLC and Horizon Security Services, Inc. dated April 1, 2012

•	Inclement Weather Service Contract between Northview Corporate Center, LLC and McDonough & Sons, Inc. dated April 15, 2011

•	Window Washing Service Contract between Northview Corporate Center, LLC and Morris Hansen Enterprises, Inc. dated April 15, 2011

•	Cooling Tower Service Contract between Northview Corporate Center, LLC and Nalco Company dated August 1, 2012

•	HVAC Maintenance Service Contract between Northview Corporate Center, LLC and Pacific Air Control, Inc. dated August 1, 2012

•	Landscaping Service Contract between Northview Corporate Center, LLC and Par Four Landscape Services dated April 28, 2011

•	Fire and Life Safety Service Contract between Northview Corporate Center, LLC and Smith Fire Systems Management dated July 15, 2011

•	Roof Maintenance Service Contract between Northview Corporate Center, LLC and Snyder Roofing of Washington LLC dated April 4, 2013

•	Cardkey Access Service Contract between Northview Corporate Center, LLC and JSH Maintenance Services LLC dated January 18, 2013

•	Janitorial Service Contract between Northview Corporate Center, LLC and Top Quality Building Maintenance dated January 18, 2012

•	Elevator Service Contract between Northview Corporate Center, LLC and ThyssenKrupp Elevator Corporation dated November 5, 2006

•	FTTP Premises Access License Agreement between James Fogarty, Asset Manger, and Verizon Northwest Inc. dated April 21, 2009

Exhibit D

EXHIBIT E

FORM OF DEED

After Recording Return To:

Attention:

[Note: Location of the full legal description needs to be noted in the “cover page” information]

[Note: the deed will need to be reformatted to comply with WA margin requirements. On the first page, the top 3” needs to be bare except for the “return to:” box may be within the top 3”. On the first and every page thereafter, the 1” margin on each side of the paper must be complete bare of all writing, e.g. footer information, page numbers, etc.]

BARGAIN AND SALE DEED

GRANTOR:                     , a

GRANTEE:                     , a

Abbreviated Legal Description:

Assessor’s Tax Parcel ID#:

THE GRANTOR,                     , a                     , for and in consideration of Ten Dollars ($10.00) in hand paid, bargains, sells and conveys to                     , a                     , the following described real estate, situated in the City of                     , County of                     , State of Washington:

See Exhibit A attached hereto and incorporated herein by this reference.

Subject to and excepting:

1.	All matters of record set forth on Exhibit B attached hereto;

2.	All matters which an accurate survey of the above property would show;

Exhibit E

3.	Real estate taxes and assessments not yet delinquent; and

4.	All leases affecting the real property described above.

Dated                     , 2013.

[SIGNATURE BLOCK OF GRANTOR]

STATE OF                       )

                                            ) ss.

COUNTY OF                    )

On this                      day of                     , 2013, before me, the undersigned, a Notary Public in and for the State of                     , duly commissioned and sworn, personally appeared                             , to me known as, or providing satisfactory evidence that he/she is the                      of                     , a                      the                      that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said                      for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

NOTARY PUBLIC, in and for the State
of , residing at
Commission expires:
Print Name:

Exhibit E

EXHIBIT A

Legal Description

Exhibit E

EXHIBIT B

Matters of Record

Exhibit E

EXHIBIT F

ASSIGNMENT OF LEASES

THIS ASSIGNMENT, made as of                     , 2013, by and between                     , a                      (“Seller”), and                     , a                      (“Buyer”),

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Purchase Agreement, dated                      , 2013 (the “Purchase Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to buy that certain office project commonly known as [                    ], Washington (the “Property”); and

WHEREAS, Seller and buyer desire to enter into this Assignment of Leases in conjunction with the sale of the Property pursuant to the Purchase Agreement;

NOW THEREFORE, for valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

1. Assignment and Assumption.

(a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in, to and under the leases (the “Leases”) described in Exhibit A attached hereto and made a part hereof and all Security Deposits described in Exhibit A.

(b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Leases to be performed by the landlord thereunder that arise or accrue from and after the date of this Assignment.

2. Indemnification.

(a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are caused by any failure by Seller to perform the obligations of the landlord under the Leases before the date of this Assignment, subject to the provisions of section 6.1(c) of the Purchase Agreement.

(b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are caused by any failure by Buyer to perform the obligations of the landlord first arising or accruing under the Leases on or after the date of this Assignment.

3. Further Assurances. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

Exhibit F

4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Washington.

5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.

6. Severability. If one or more provisions of this Assignment are held by a proper court to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary and permitted by law, shall be severed herefrom, and the balance of this Assignment shall be enforceable in accordance with its terms.

7. Attorneys’ Fees. If there is any legal action or proceeding between Seller and Buyer arising from or based on this Assignment, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys’ fees shall be included in and as a part of such judgment.

IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.

SELLER:

, a

By

Name

Its

BUYER:

, a

By

Name

Its

Exhibit F

EXHIBIT G

BILL OF SALE

FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,                     , a                      (“Seller”), does hereby grant, bargain, sell, convey, assign, transfer, and deliver to                     , a                      (“Buyer”), all of Seller’s right, title and interest in and to all appliances, fixtures, equipment, machinery, furniture, furnishings, decorations and other personal property, if any, located on or about that certain real property described in Exhibit A, attached hereto and incorporated by reference (the “Property”), excluding, however, word processing and computer equipment, software and computer accessories, any fixtures, furnishings or equipment leased by Seller (as the lessee), and any of the personal property listed on Exhibit B attached hereto.

Seller covenants that it will, at any time and from time to time upon written request therefor, at Buyer’s sole expense and without the assumption of any additional liability thereby, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.

This Agreement may be executed in any number of identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

(Signature page follows)

Exhibit G

IN WITNESS WHEREOF, the parties have signed and delivered this Bill of Sale as of the                     day of                     , 2013.

SELLER:

BUYER:

Exhibit G

STATE OF                        )

                                            ) ss.

COUNTY OF                    )

On this                      day of                     , 2013, before me, the undersigned, a Notary Public in and for the State of                     , duly commissioned and sworn, personally appeared                     , to me known as, or providing satisfactory evidence that he/she is the                      of                     , a                      the                      that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said                      for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

NOTARY PUBLIC, in and for the State
of , residing at
Commission expires:
Print Name:

STATE OF                        )

                                            ) ss.

COUNTY OF                    )

On this                      day of                     , 2013, before me, the undersigned, a Notary Public in and for the State of                     , duly commissioned and sworn, personally appeared                     , to me known as, or providing satisfactory evidence that he/she is the                      of                     , a                      the                      that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said                      for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

NOTARY PUBLIC, in and for the State
of , residing at
Commission expires:
Print Name:

Exhibit G

Exhibit A to Bill of Sale

Property Description

Exhibit G

Exhibit B to Bill of Sale

Excluded Personal Property

[List any]

Exhibit G

EXHIBIT H

ASSIGNMENT OF CONTRACTS

THIS ASSIGNMENT, made as of                     , 2013, by and between                     , a                      (“Seller”), and                     , a                      (“Buyer”),

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Purchase Agreement, dated                     , 2013 (the “Purchase Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to buy that certain office project commonly known as [                    ] Washington (the “Property”); and

WHEREAS, Seller and buyer desire to enter into this Assignment of Contracts in conjunction with the sale of the Property pursuant to the Purchase Agreement;

NOW THEREFORE, for valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

1. Assignment and Assumption.

(a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in, to and under the contracts (the “Contracts”) described in Exhibit A attached hereto and made a part hereof.

(b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Contracts to be performed by Seller thereunder that arise or accrue from and after the date of this Assignment.

2. Indemnification.

(a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are caused by any failure by Seller to perform the obligations of Seller under the Contracts before the date of this Assignment, subject to the provisions of section 6.1(c) of the Purchase Agreement.

(b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are caused by any failure by Buyer to perform the obligations of Seller first arising or accruing under the Contracts on or after the date of this Assignment.

Exhibit H

3. Further Assurances. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Washington.

5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.

6. Severability. If one or more provisions of this Assignment are held by a proper court to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary and permitted by law, shall be severed herefrom, and the balance of this Assignment shall be enforceable in accordance with its terms.

7. Attorneys’ Fees. If there is any legal action or proceeding between Seller and Buyer arising from or based on this Assignment, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys’ fees shall be included in and as a part of such judgment.

IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.

SELLER:

, a

By

Name

Its

BUYER:

, a

By

Name

Its

Exhibit H

EXHIBIT I

ASSIGNMENT OF PERMITS

For valuable consideration, receipt of which is acknowledged,                     , a                      (“Seller”), hereby assigns and transfers to                     , a                     , all of Seller’s right, title and interest in, to and under the Permits relating to the real property located at [                    ], Washington.

Dated:                     , 2013.

SELLER:

, a

By

Name

Its

Exhibit I

EXHIBIT J

LISTS OF SECURITY DEPOSITS

Met Park North
Tenant	Security Deposit	Form of Security
24 Hour Fitness USA, Inc.	$12,000.00	Cash
Subway Real Estate LLC	$2,185.00	Cash
Jurga Martini D.M.D., P.S.	$8,358.00	Cash

Subtotal	$22,543.00

Northview Corporate Center
Tenant	Security Deposit	Form of Security
Davis Schueller, Inc.	$4,100.00	Cash
Fine Business Solutions, LLC	$7,245.19	Cash
Audit & Adjustment Company, Inc.	$14,200.71	Cash
All for Kidz, Inc.	$48,787.42	Cash
Lion New Media, Inc.	$5,000.00	Cash
Cemex Construction Materials	$52,000.00	Cash
iePlexus	$12,122.00	Cash
Atkins, Inc. (PBSJ)	$3,827.15	Cash

Subtotal	$147,282.47

First and King
Tenant	Security Deposit	Form of Security
Socrata Inc.	$17,556.00	Cash
Summit Power Group	$33,728.92	Cash

Subtotal	$51,284.92

Total	$221,110.39

Exhibit J

EXHIBIT K

SELLER’S CLOSING CERTIFICATE

For valuable consideration, receipt of which is acknowledged,                     , a                      (“Seller”), hereby certifies to                     , a                      (“Buyer”), that all representations and warranties made by Seller in section 5.1 of the Purchase Agreement (the “Purchase Agreement”) dated                     , 2013, between Seller and Buyer, are true and correct on and as of the date of this Certificate. This Certificate is executed by Seller and delivered to Buyer pursuant to the Purchase Agreement.

Dated:                     , 2013.

SELLER:

, a

By

Name

Its

Exhibit K

EXHIBIT L

ESTOPPEL CERTIFICATE

To:

Re:	Lease dated , between , a (“Landlord”), and , a (“Tenant”)

The	undersigned hereby certifies to (“Buyer”), as follows:

l. The undersigned is the “Tenant” under the above-referenced lease (“Lease”) covering the above-referenced Premises (“Premises”). The following is a true and correct list of all amendments, modifications and supplements to the Lease (collectively, the “Lease Modifications”):

a.

b.

c.

d.

e.

f.

g.

h.

For purposes hereof, all references to the “Lease” shall include the original lease agreement and all of the Lease Modifications thereto.

2. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Property and the Lease has not been modified, changed, altered or amended in any respect except as set forth above. The Lease is in full force and effect.

3. The term of the Lease commenced on                     ,                     , and, taking into account any previously exercised options and all exercised renewal terms, will expire on                     ,                     . Tenant has accepted possession of the Premises and is the actual

Exhibit L

occupant in possession and has not sublet, assigned or hypothecated Tenant’s leasehold interest. All improvements to be constructed on the Premises by Landlord have been completed and accepted by Tenant and Landlord has paid in full all construction allowances and any allowances and inducements payable to Tenant, regardless whether the same are currently due and payable.

4. As of the date of this Estoppel Certificate, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default on the part of either Tenant or to the knowledge of Tenant, Landlord.

5. Tenant is currently obligated to pay rent in monthly installments of $                     per month as base rent and $                     per month as operating costs, common area expenses, taxes and other pass-throughs (collectively, “Operating Expenses and Taxes”) (taking into account all Consumer Price Index adjustments and other adjustments pursuant to the terms of the Lease), and monthly installments of base rent and Operating Expenses and Taxes have been paid through                     , 2013.

6. No base rent or Operating Expenses and Taxes have been paid more than one (1) month in advance. Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord. Tenant has no claim against Landlord for any security or other deposits except $                     which was paid pursuant to the Lease.

7. Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor, except as expressly provided in the Lease, any right or interest with respect to the Premises other than as Tenant under the Lease.

8. Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part, except as set forth in the Lease. Tenant has no right to renew or extend the terms of the Lease, except as set forth in the Lease.

9. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

Exhibit L

This Estoppel Certificate is made to Buyer and Buyer’s lender(s) in connection with the prospective purchase by Buyer or Buyer’s assignee, of the property of which the Premises is a part. This Estoppel Certificate may be relied on by Buyer, Buyer’s lender(s), and their respective successors and assigns, and any other party who acquires an interest in the Premises in connection with such purchase and their respective lenders.

Dated this                      day of                     , 2013

“TENANT”

By:
Name:
Its:

Exhibit L

EXHIBIT L-1

ASSOCIATION ESTOPPEL CERTIFICATE

The following terms as used in this Association Estoppel Certificate have the meanings defined below:

“Association” shall mean the Quadrant I-5 Center Owners Association

“Declaration” shall mean the Declaration of Protective Covenants, Conditions, Easements and Restrictions for Quadrant I-5 Center, dated February 22, 1991, recorded on February 25, 1991 in the Official Records of Snohomish County, Washington as Document No. 9102250309, as amended by that certain Clarification of Recorded Document dated April 20, 1992, recorded on April 24, 1992 in the Official Records of Snohomish County, Washington as Document No. 9204230640 and that certain Agreement of Merger and Surrender of Declarant Authority dated June 18, 1992, recorded on June 25, 1992 in the Official Records of Snohomish County, Washington as Document No. 9206250231.

“Seller” shall mean Northview Corporate Center LLC, a Delaware limited liability company.

The Association hereby certifies to Hudson Pacific Properties, L.P. (“Buyer”) as follows:

1. The terms and conditions of the Declaration are unmodified and in full force and effect and have not been further amended or modified and have not been extended, supplemented or terminated.

2. There are no defaults under the Declaration by the Association or by Seller, nor are there any conditions that, with the giving of notice or the passage of time or both, would become a default under the Declaration by the Association or Seller.

3. The Association is not performing any work for the Seller for which the Association expects reimbursement under the terms and provisions of the Declaration, except for the following:                      [if none, please state none].

4. There are no existing set-offs, claims or defenses asserted or otherwise known by the Association against the enforcement by Seller of any obligation to be performed or observed by the Association under the Declaration.

5. The Association has no lien against any portion of any Lot which is owned by Seller.

Exhibit L-1

6. No amounts are owed by Association to Seller or by Seller to Association except as follows:                     .

This Association Estoppel Certificate is made to Buyer and Buyer’s lender(s) in connection with the prospective purchase by Buyer or Buyer’s assignee, of the property of which the Premises is a part. This Association Estoppel Certificate may be relied on by Buyer, Buyer’s lender(s) and their respective successors and assigns, and any other party who acquires an interest in the Premises in connection with such purchase and their respective lenders.

Dated this                      day of                     , 2013

“ASSOCIATION”

By:
Name:
Its:

Exhibit L-1

EXHIBIT L-2

Parking Estoppel Certificate

[                    ], and its successors and assigns (“Buyer”)

[                    ]

[                    ]

Attn: [                    ]

[                    , 2013]

Re:	Parking Easement Agreement, recorded in the Official Records of King County, Washington as document number 20051020001631, dated October 20, 2005 (the “PEA”), by and among Met Park North IV, L.L.C. (“Grantor”), Met Park West IV, L.L.C. (“Met West”) and Met Park East IV, L.L.C. (“Met East”, and together with Met West, collectively, the “Grantees”), as amended by that certain Covenant Regarding Parking, recorded in the Official Records of King County, Washington as document number 20060328002381, dated March 28, 2006 (the “Covenant”), by Grantor for the benefit of Grantees, as amended by that certain First Amendment to Parking Easement Agreement, recorded in the Official Records of King County, Washington as document number 20080421002126, dated March 28, 2006, by and between Grantor and Grantees (the “First Amendment”, and with the PEA and Covenant, collectively, the “Agreement”)

Ladies and Gentlemen:

Reference is hereby made to the Agreement. Words and terms not otherwise defined herein shall have the same meaning ascribed such words and terms as in the Agreement. The Grantees do hereby certify to Buyer and its Lender that:

(i) the Agreement is in full force and effect;

(ii) the Agreement has not been assigned, modified or amended in any way other than as set forth above;

(iii) all sums due by both Grantees under the Agreement have been paid through [                    ], 2013;

(iv) to the best of the undersigned’s knowledge, there is no default in the performance of any covenant, agreement or condition by any party under the Agreement; and

(v) to the best of the undersigned’s knowledge, no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default by any party under the Agreement.

The undersigned understands and acknowledges that Buyer, its successors and assigns, and any lender making a loan or acting as agent for a group of lenders (“Lender”) making a loan secured by an interest in the real property legally described on Exhibit A attached hereto and made a part hereof (the “Property”), are relying upon the representations contained herein in the purchase and sale, and financing, of the Property.

Exhibit L-2

[Signature Block for Met West]

[Signature Block for Met East]

Exhibit L-2

Exhibit A

LOTS 7, 8, 9, 10, 11 AND 12, BLOCK 55, SECOND ADDITION TO THE TOWN OF SEATTLE AS LAID OFF BY THE HEIRS OF SARAH A. BELL (DECEASED), (COMMONLY KNOWN AS HEIRS OF SARAH A. BELL’S SECOND ADDITION TO THE CITY OF SEATTLE), ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 1 OF PLATS, PAGE(S) 121, IN KING COUNTY, WASHINGTON;

EXCEPT THE NORTHWESTERLY 7 FEET OF SAID LOT 7 CONDEMNED FOR STEWART STREET BY THE CITY OF SEATTLE ON JULY 29, 1908 UNDER KING COUNTY SUPERIOR COURT CAUSE NUMBER 58229 AS PROVIDED FOR IN CITY OF SEATTLE ORDINANCE NUMBER 14881.

Exhibit L-2

EXHIBIT M

BUYER’S CLOSING CERTIFICATE

For valuable consideration, receipt of which is acknowledged,                     , a                      (“Buyer”), hereby certifies to                     , a                      (“Seller”), that all representations and warranties made by Buyer in section 5.2 of the Purchase Agreement (the “Purchase Agreement”) dated                     , 2013, between Seller and Buyer, are true and correct on and as of the date of this Certificate. This Certificate is executed by Buyer and delivered to Seller pursuant to the Purchase Agreement.

Dated: , 2013.

BUYER:

, a

By
Name
Its

Exhibit M

EXHIBIT N

CERTIFICATE OF NONFOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [                    ], a Delaware limited liability company (“Seller”), the undersigned (“SSC”), who is the sole member of Seller, hereby certifies the following on behalf of SSC:

1. Seller is a “disregarded entity” as defined under the Internal Revenue Code and Income Tax Regulations.

2. SSC is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

3. SSC’s U.S. employer identification number is                     ;

4. SSC’s office address is c/o Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105, Attention: Mr. John S. Grassi; and

5. SSC is not a “disregarded entity” as defined under the Internal Revenue Code and Income Tax Regulations.

SSC understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of SSC.

[Signature Page Follows Immediately]

Exhibit N

Dated:                     , 2013.

SSC III, L.P., a Delaware limited partnership

By	SPEAR STREET CAPITAL, LLC, a
Delaware limited liability company, its general partner

	By	GRASSI HOLDINGS, LLC, a
Delaware limited liability company, its manager

By
John S. Grassi
Sole Member

Exhibit N

EXHIBIT O

FORM OF TENANT NOTICE

                    , 2013

Attention:

Re:	Lease dated as of (the “Lease”) by and between , a (“Landlord”) and , a and relating to the leased premises (the “Premises”) in the building located at [ ], Washington (the “Building”)

Ladies and Gentlemen:

Please be advised that Landlord has sold the Building, including the Premises, to                     , a                     (“Buyer”), as of the date set forth above, and in connection with such sale Landlord has assigned and transferred its interest in the Lease, including your security deposit (if any), to Buyer. Accordingly, all of your obligations under the Lease from and after the date of this notice (including your obligations to pay rent and fulfill your insurance requirements) shall be performable to and for the benefit of Buyer.

The address of Buyer for all purposes under the Lease is:

If you have any questions about the sale, please contact                     , at (        )         -        . Thank you.

Very truly yours,

[                                         ]

By

Its

Exhibit O

EXHIBIT P

ENVIRONMENTAL DISCLOSURE STATEMENT

INSTRUCTIONS TO THE SELLER

Please complete the following form. Do not leave any spaces blank. If the question clearly does not apply to the property write “NA.” If the answer is “yes” to any * items, please explain on attached sheets. Please refer to the line number(s) of the question(s) when you provide your explanation(s). For your protection you must date and sign each page of this disclosure statement and each attachment. Delivery of the disclosure statement must occur not later than five business days, unless otherwise agreed, after mutual acceptance of a written contract to purchase between a buyer and a seller.

NOTICE TO THE BUYER

THE FOLLOWING DISCLOSURES ARE MADE BY SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT [                                         ], WASHINGTON (“THE PROPERTY”).

SELLER MAKES THE FOLLOWING DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PART OF ANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

Exhibit P

Seller is / is not occupying the Property.

I. SELLER’S DISCLOSURES:

If you answer “Yes” to a question with an asterisk (*), please explain your answer and attach documents, if available and not otherwise publicly recorded. If necessary, use an attached sheet.

ENVIRONMENTAL

[ ] Yes	[ ] No	[ ] Don’t know	*A. Has there been any flooding, standing water, or drainage problems on the property that affect the Property or access to the Property? There has been water penetration in the parking garage beneath the building located at 505 First Avenue South.

[ ] Yes	[ ] No	[ ] Don’t know	*B. Is there any material damage to the property from fire, wind, floods, beach movements, earthquake, expansive soils, or landslides?

[ ] Yes	[ ] No	[ ] Don’t know	*C. Are there any shorelines, wetlands, floodplains, or critical areas on the Property?

[ ] Yes	[ ] No	[ ] Don’t know	*D. Are there any substances, materials, or products in or on the Property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

[ ] Yes	[ ] No	[ ] Don’t know	*E. Is there any soil or groundwater contamination?

[ ] Yes	[ ] No	[ ] Don’t know	*F. Has the Property been used as a legal or illegal dumping site?

[ ] Yes	[ ] No	[ ] Don’t know	*G. Has the Property been used as an illegal drug manufacturing site?

DATE	SELLER

Exhibit P

NOTICE TO BUYER

INFORMATION REGARDING REGISTERED SEX OFFENDERS MAY BE OBTAINED FROM LOCAL LAW ENFORCEMENT AGENCIES. THIS NOTICE IS INTENDED ONLY TO INFORM YOU OF WHERE TO OBTAIN THIS INFORMATION AND IS NOT AN INDICATION OF THE PRESENCE OF REGISTERED SEX OFFENDERS.

II. BUYER’S ACKNOWLEDGMENT AND WAIVER

A. Buyer hereby acknowledges that: Buyer has a duty to pay diligent attention to any material defects that are known to Buyer or can be known to Buyer by utilizing diligent attention and observation.

B. The disclosures set forth in this statement and in any amendments to this Statement are made only by the Seller and not by any real estate licensee or other party.

C. Buyer acknowledges that, pursuant to RCW 64.06.050(2), real estate licensees are not liable for inaccurate information provided by Seller, except to the extent that real estate licensees know of such inaccurate information.

D. This information is for disclosure only and is not intended to be a part of the written agreement between the Buyer and Seller.

E. Buyer (which term includes all persons signing the “Buyer’s acceptance” portion of this disclosure statement below) has received a copy or this Disclosure Statement (including attachments, if any) bearing Seller’s signature.

F. By its signature below, Buyer waives its right to rescind its purchase and sale agreement with Seller based on Seller’s delivery of this document to Buyer.

G. Buyer waives its right to receive Sections 1-5 and 7 of the Real Property Transfer Disclosure Statement.

DISCLOSURES CONTAINED IN THIS DISCLOSURE STATEMENT ARE PROVIDED BY SELLER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS BUYER AND SELLER OTHERWISE AGREE IN WRITING, BUYER SHALL HAVE THREE BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

Exhibit P

BUYER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT AND ACKNOWLEDGES THAT THE DISCLOSURES MADE HEREIN ARE THOSE OF THE SELLER ONLY, AND NOT OF ANY REAL ESTATE LICENSEE OR OTHER PARTY.

DATE	BUYER

The seller disclosure statement shall be for disclosure only, and shall not be considered part of any written agreement between the buyer and seller of residential property. The seller disclosure statement shall be only a disclosure made by the seller, and not any real estate licensee involved in the transaction, and shall not be construed as a warranty of any kind by the seller or any real estate licensee involved in the transaction.

BUYER:

Exhibit P

Schedules 1.1(a)-(c)

Preliminary Reports

Schedules 1(a)-(c)

COMMITMENT FOR TITLE INSURANCE

BY

Chicago Title Insurance Company

Chicago Title Insurance Company, a Nebraska corporation (“Company”), for a valuable consideration, commits to issue its policy or policies of title insurance, as identified in Schedule A, in favor of the Proposed Insured named in Schedule A, as owner or mortgagee of the estate or interest in the land described or referred to in Schedule A, upon payment of the premiums and charges and compliance with the Requirements; all subject to the provisions of Schedule A and B and to the Conditions of this Commitment.

This Commitment shall be effective only when the identity of the Proposed Insured and the amount of the policy or policies committed for have been inserted in Schedule A by the Company.

All liability and obligation under this Commitment shall cease and terminate 6 months after the Effective Date or when the policy or policies committed for shall issue, whichever first occurs, provided that the failure to issue the policy or policies is not the fault of the Company.

The Company will provide a sample of the policy form upon request.

IN WITNESS WHEREOF, Chicago Title Insurance Company has caused its corporate name and seal to be affixed by its duly authorized officers on the date shown in Schedule A.

Chicago Title Insurance Company

By:
Chicago Title of Washington
701 5th Avenue, Suite 2300			President
Seattle, WA 98104		ATTEST:

Secretary

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CONDITIONS

1.	The term mortgage, when used herein, shall include deed of trust, trust deed, or other security instrument.

2.	If the proposed Insured has or acquired actual knowledge of any defect, lien, encumbrance, adverse claim or other matter affecting the estate or interest or mortgage thereon covered by this Commitment other than those shown in Schedule B hereof, and shall fail to disclose such knowledge to the Company in writing, the Company shall be relieved from liability for any loss or damage resulting from any act of reliance hereon to the extent the Company is prejudiced by failure to so disclose such knowledge. If the proposed Insured shall disclose such knowledge to the Company, or if the Company otherwise acquires actual knowledge of any such defect, lien, encumbrance, adverse claim or other matter, the Company at its option may amend Schedule B of this Commitment accordingly, but such amendment shall not relieve the Company from liability previously incurred pursuant to paragraph 3 of these Conditions.

3.	Liability of the Company under this Commitment shall be only to the named proposed Insured and such parties included under the definition of Insured in the form of policy or policies committed for and only for actual loss incurred in reliance hereon in undertaking in good faith (a) to comply with the requirements hereof, or (b) to eliminate exceptions shown in Schedule B, or (c) to acquire or create the estate or interest or mortgage thereon covered by this Commitment. In no event shall such liability exceed the amount stated in Schedule A for the policy or policies committed for and such liability is subject to the insuring provisions and Conditions and the Exclusions from Coverage of the form of policy or policies committed for in favor of the proposed Insured which are hereby incorporated by reference and are made a part of this Commitment except as expressly modified herein.

4.	This Commitment is a contract to issue one or more title insurance policies and is not an abstract of title or a report of the condition of title. Any action or actions or rights of action that the proposed Insured may have or may bring against the Company arising out of the status of the title to the estate or interest or the status of the mortgage thereon covered by this Commitment must be based on and are subject to the provisions of this Commitment.

5.	The policy to be issued contains an arbitration clause. All arbitrable matters when the Amounts of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. You may review a copy of the arbitration rules at <http://www.alta.org/>.

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CHICAGO TITLE COMPANY

3002 COLBY AVENUE, EVERETT, WA 98201

A.L.T.A. COMMITMENT SCHEDULE A	Order No.: 5306300

Title Unit:	E4679	Customer Number:	NORTHVIEW CORPORATE CENTER LLC
Phone:	(425)259-8205	Buyer(s):
Fax:	(425)259-8239
Officer:	COMMERCIAL UNIT

Commitment Effective Date: MAY 8, 2013 at 8:00 A.M.

1.	Policy or Policies to be issued:
	ALTA Owner’s Policy	Amount:	$0.00
	STANDARD POLICY (6/17/2006)	Premium:
		Tax:

	Proposed Insured:
	TO BE DETERMINED

	Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
		Premium:
		Tax:

	Proposed Insured:

	Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
		Premium:
	Proposed Insured:	Tax:

2 .	The estate or interest in the land which is covered by this Commitment is:
	FEE SIMPLE, AS TO PROPERTY A; AND AN EASEMENT, AS TO PROPERTY B, C, D, E AND F

3 .	Title to the estate or interest in the land is at the effective date hereof vested in:
	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY

4 .	The land referred to in this Commitment is described as follows:
	SEE ATTACHED LEGAL DESCRIPTION EXHIBIT

COMMA805/KLC/11.1.05

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE A

(Continued)

Order No.:	5306300
Your No.:

LEGAL DESCRIPTION EXHIBIT

(Paragraph 4 of Schedule A continuation)

PROPERTY A:

PARCEL 2 OF BINDING SITE PLAN RECORDED IN VOLUME 1 OF BINDING SITE PLANS, PAGES 222 THROUGH 225, UNDER RECORDING NUMBER 9102215001, RECORDS OF SNOHOMISH COUNTY, WASHINGTON;

(BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 27 NORTH, RANGE 4 EAST, W.M.).

PROPERTY B:

AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES IN, THROUGH, ON, OVER AND UNDER TRACT B OF BINDING SITE PLAN RECORDED IN VOLUME 1 OF BINDING SITE PLANS, PAGES 222 THROUGH 225 UNDER RECORDING NUMBER 9102215001 RECORDS OF SNOHOMISH COUNTY, WASHINGTON AND AS CONTAINED IN INSTRUMENT RECORDED UNDER SNOHOMISH COUNTY RECORDING NUMBER 9101150181;

(BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 27 NORTH, RANGE 4 EAST, W.M.).

PROPERTY C:

AN EASEMENT FOR INGRESS, EGRESS, UTILITIES AND PARKING AS DESCRIBED IN DECLARATION OF EASEMENT DATED JUNE 10, 1992, RECORDED UNDER SNOHOMISH COUNTY RECORDING NUMBER 9206160122.

PROPERTY D:

AN EASEMENT FOR STORM DRAINAGE PURPOSES ON, OVER, UNDER AND WITHIN THE “EASEMENT PARCEL” AS DEFINED AND DESCRIBED IN DECLARATION OF EASEMENT FOR STORM DRAINAGE DATED FEBRUARY 25, 1991, RECORDED UNDER SNOHOMISH COUNTY RECORDING NUMBER 9102250312 AND AMENDED UNDER RECORDING NUMBER 9205280310.

PROPERTY E:

AN EASEMENT BENEFICIAL ONLY TO PARCEL 2 FOR PARKING PURPOSES OVER, UPON, ACROSS AND THROUGH THE “LYNNWOOD ASSOCIATES PARKING EASEMENT” AS DEFINED AND DESCRIBED IN RECIPROCAL PARKING AND EASEMENT AGREEMENT DATED FEBRUARY 22, 1991, RECORDED UNDER SNOHOMISH COUNTY RECORDING NUMBER 9102250317.

CLTACMA6/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE A

(Continued)

Order No.:	5306300
Your No.:

LEGAL DESCRIPTION EXHIBIT

(Paragraph 4 of Schedule A continuation)

PROPERTY F:

AN EASEMENT FOR THE USE, MAINTENANCE AND REPLACEMENT OF THOSE CERTAIN METAL STAIRS CROSSING THE COMMON PROPERTY LINE BETWEEN PARCEL 1B AND PARCEL 5 OF BINDING SITE PLAN RECORDED IN VOLUME 1 OF BINDING SITE PLANS, PAGES 251 AND 252, UNDER RECORDING NUMBER 9205015002, AND A RECIPROCAL EASEMENT FOR UTILITY PURPOSES, ALL AS DEFINED AND DESCRIBED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9206170393.

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

CLTACMA6/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B	Order No.:	5306300
Your No.:

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

GENERAL EXCEPTIONS

A.	Rights or claims of parties in possession, or claiming possession, not shown by the Public Records.

B.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land.

C.	Easements, prescriptive rights, rights-of-way, liens or encumbrances, or claims thereof, not shown by the Public Records.

D.	Any lien, or right to a lien, for contributions to employee benefit funds, or for state workers’ compensation, or for services, labor, or material heretofore or hereafter furnished, all as imposed by law, and not shown by the Public Records.

E.	Taxes or special assessments which are not yet payable or which are not shown as existing liens by the Public Records.

F.	Any lien for service, installation, connection, maintenance, tap, capacity, or construction or similar charges for sewer, water, electricity, natural gas or other utilities, or for garbage collection and disposal not shown by the Public Records.

G.	Unpatented mining claims, and all rights relating thereto; reservations and exceptions in United States Patents or in Acts authorizing the issuance thereof; Indian tribal codes or regulations, Indian treaty or aboriginal rights, including easements or equitable servitudes.

H.	Water rights, claims or title to water,

I.	Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the Public Records, or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires of record for value the estate or interest or mortgage thereon covered by this Commitment.

SPECIAL EXCEPTIONS FOLLOW

WLTACOMB bk 05/17/07

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	005306300
Your No.:

SPECIAL EXCEPTIONS

A	1.	RELINQUISHMENT OF ACCESS TO STATE HIGHWAY NUMBER 1 AND OF LIGHT, VIEW AND AIR BY DEED TO THE STATE OF WASHINGTON:

		RECORDED:	AUGUST 28, 1961 AND SEPTEMBER 26, 1961
		RECORDING NUMBER:	1480107 AND 1485727

B	2.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	44TH AVENUE ASSOCIATES, A LIMITED PARTNERSHIP, TRADE CENTER ASSOCIATES, A LIMITED PARTNERSHIP, SPRAGUE & ASSOCIATES, A LIMITED PARTNERSHIP
		AND:	CITY OF LYNNWOOD
		RECORDED:	APRIL 9, 1982
		RECORDING NUMBER:	8204090172
		REGARDING:	CONCOMITANT ZONING AND DEVELOPMENT OF PROPERTY

C		SAID INSTRUMENT IS A RE-RECORDING OF AUDITOR’S FILE NO. 8203030050.

D		SAID INSTRUMENT WAS AMENDED UNDER AUDITOR’S FILE NUMBER 9001260380.

E	3.	SPECIAL POWER OF ATTORNEY:

		GRANTOR:	JERRY E. KEPPLER, MANAGING JOINT
VENTURER I-5 INVESTOR
		GRANTEE:	CITY OF LYNNWOOD
		PURPOSE:	VOTE PROXY TO APPROVE ANY L.I.D.
HEREAFTER FORMED BY SAID CITY
		RECORDING NUMBER:	8906130405

F		AFFECTS: PORTION AND INCLUDES OTHER PROPERTY.

CLTACMB1/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

G	4.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE:	CITY OF LYNNWOOD
		PURPOSE:	MUNICIPAL UTILITIES
		AREA AFFECTED:	PARCEL 2 OF PROPERTY A, AND PROPERTY B
		RECORDED:	DECEMBER 26, 1990
		RECORDING NUMBER:	9012260319

H	5.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		PURPOSE:	INGRESS, EGRESS AND UTILITIES AND
			LANDSCAPING AND SIGNAGE
		AREA AFFECTED:	PROPERTY B
		RECORDED:	JANUARY 15, 1991
		RECORDING NUMBER:	9101150181

I		SAID INSTRUMENT CONTAINS PROVISIONS FOR BEARING THE COST OF MAINTENANCE, REPAIR OR RECONSTRUCTION OF THE EASEMENT BY THE USERS.

J		SAID INSTRUMENT IS A RE-RECORDING OF AUDITOR’S FILE NO. 9011200049.

K	6.	TERMS, COVENANTS, CONDITIONS, RESTRICTIONS AND MAINTENANCE OBLIGATIONS AS CONTAINED IN BINDING SITE PLAN:

		RECORDED:	FEBRUARY 21, 1991
		RECORDING NUMBER:	9102215001
		AS FOLLOWS:

ALL LOTS DESCRIBED AND ESTABLISHED IN THIS BINDING SITE PLAN ARE SUBJECT TO THE FOLLOWING COVENANTS, WHICH COVENANTS SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH AND EVERY ONE OF SAID LOTS AND WHICH COVENANTS SHALL RUN WITH THE LAND:

1. ALL FUTURE DEVELOPMENT ON ANY LOT SHALL COORDINATE LANDSCAPING DESIGN TO THAT LANDSCAPING ALREADY EXISTING ON THE REMAINING LOTS WITHIN THIS BINDING SITE PLAN IN ACCORDANCE WITH CITY OF LYNNWOOD REQUIREMENTS.

2. EXCEPT AS PROVIDED BELOW, ANY POST INDICATOR VALVES FOR FIRE PROTECTION WITHIN THIS BINDING SITE PLAN WHICH ARE CONSTRUCTED ON A LOT WITHIN THIS BINDING SITE PLAN ARE THE RESPONSIBILITY OF THE OWNER OF THE LOT ON WHICH THEY ARE CONSTRUCTED AND SHALL BE MAINTAINED BY SUCH OWNER IN ACCORDANCE WITH CITY OF LYNNWOOD FIRE DEPARTMENT

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

		REQUIREMENTS. ALL POST INDICATOR VALVES WITHIN THIS BINDING SITE PLAN CONSTRUCTED WITHIN 5 0 FEET OF THE CITY OF LYNNWOOD WATERLINE AS SUCH WATERLINE IS CONSTRUCTED WITHIN THE UTILITY EASEMENT SHOWN ON THE BINDING SITE PLAN SHALL BE MAINTAINED BY THE CITY OF LYNNWOOD.

		3. MAINTENANCE AND REPAIR OF THE UTILITY INSTALLATIONS WHICH SERVE THE LOTS WITHIN THIS BINDING SITE PLAN INDIVIDUALLY AND WHICH ARE NOT PART OF A PUBLICLY MAINTAINED SYSTEM, TOGETHER WITH LANDSCAPING, PARKING AND OTHER LOT IMPROVEMENTS LOCATED ON ANY LOT SHALL BE THE RESPONSIBILITY OF THE LOT OWNER UPON WHOSE LAND SUCH UTILITIES, LANDSCAPING, PARKING AND IMPROVEMENTS ARE CONSTRUCTED, UNLESS, UNDER A RECORDED EASEMENT AGREEMENT SUCH RESPONSIBILITY IS SHARED WITH OR TRANSFERRED TO ANOTHER LOT OWNER WHOSE LOT IS SERVED BY SUCH INSTALLATIONS OR IMPROVEMENTS.

		4. ALL BUILDINGS TO BE CONSTRUCTED ON ANY LOT WITHIN THIS BINDING SITE PLAN SHALL HAVE A MINIMUM SEPARATION OF 4 0 FEET BETWEEN BUILDINGS SUBJECT TO APPROVAL OR MODIFICATION OF THE BUILDING OFFICIAL OF THE CITY OF LYNNWOOD.

		5. EACH LOT OWNER SHALL PERMIT STORM WATER DRAINAGE FROM UPLAND LOTS AND FROM OFF-SITE TO PASS THROUGH THEIR RESPECTIVE LOTS IN ACCORDANCE WITH THE REQUIREMENTS OF LAW AND WITH CITY OF LYNNWOOD APPROVED STORM WATER DRAINAGE PLANS FOR THE LOT.

		6. THE PROPERTY OWNERS THROUGH THE BOARD OF DIRECTORS OF THE OWNERS ASSOCIATION SHALL FILE WITH THE CITY OF LYNNWOOD THE NAME, ADDRESS AND TELEPHONE NUMBER OF A DESIGNATED REPRESENTATIVE FOR THE ASSOCIATION WHO SHALL SERVE AS THE CONTACT FOR THE ASSOCIATION IN ANY MATTER OF MUNICIPAL INTEREST. THE CITY SHALL BE NOTIFIED BY THE BOARD OF ANY CHANGE IN DESIGNATED REPRESENTATIVE, AND THE BOARD SHALL ANNUALLY ADVISE THE CITY FIRE MARSHAL OF THE DESIGNATED REPRESENTATIVE FOR MATTERS ASSOCIATED WITH FIRE SYSTEM MONITORING.

L		SAID SITE PLAN WAS AMENDED UNDER AUDITOR’S FILE NUMBER 92 05015002.

M	7.	NOTES AS CONTAINED ON THE FACE OF BINDING SITE PLAN RECORDED UNDER AUDITOR’S FILE NUMBER 9102215001, AS FOLLOWS:

		TRACT A SHALL BE CONVEYED TO THE QUADRANT I-5 CENTER OWNERS ASSOCIATION FOR STORM WATER DETENTION AND OPEN SPACE PURPOSES.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

		TRACT B SHALL BE CONVEYED TO THE QUADRANT I-5 CENTER OWNERS ASSOCIATION FOR ROADWAY AND PEDESTRIAN ACCESS, UTILITY AND LANDSCAPING PURPOSES.

N	8.	COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND LIABILITY FOR ASSESSMENTS CONTAINED IN INSTRUMENT, BUT OMITTING ANY COVENANTS OR RESTRICTIONS, IF ANY, BASED UPON RACE, COLOR, RELIGION, SEX, SEXUAL ORIENTATION, FAMILIAL STATUS, MARITAL STATUS, DISABILITY, HANDICAP, NATIONAL ORIGIN, ANCESTRY, OR SOURCE OF INCOME, AS SET FORTH IN APPLICABLE STATE OR FEDERAL LAWS, EXCEPT TO THE EXTENT THAT SAID COVENANT OR RESTRICTION IS PERMITTED BY APPLICABLE LAW:

		RECORDED:	FEBRUARY 25, 1991
		RECORDING NUMBER:	9102250309

O		AMENDMENT AND/OR MODIFICATION OF SAID RESTRICTIONS:

		RECORDED:	APRIL 23, 1992
		RECORDING NUMBER:	9204230640

P		AMENDMENT AND/OR MODIFICATION OF SAID RESTRICTIONS:

		RECORDED:	JUNE 25, 1992
		RECORDING NUMBER:	9206250231

Q	9.	COVENANT TO BEAR PART OR ALL OF THE COST OF CONSTRUCTION OR REPAIR OF EASEMENT GRANTED OVER ADJACENT PROPERTY:

		PURPOSE OF EASEMENT:	STORM DRAINAGE
		RECORDING NUMBER:	9102250312

R		SAID INSTRUMENT WAS AMENDED UNDER AUDITOR’S FILE NUMBER 9205280310.

S	10.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE:	PARCELS 2 AND 3 OF BINDING SITE PLAN UNDER AUDITOR’S FILE NUMBER 9102215001

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

		PURPOSE:	RECIPROCAL PARKING TOGETHER WITH PEDESTRIAN AND VEHICULAR ACCESS
		AREA AFFECTED:	PORTIONS OF PARCELS 2 AND 3 OF BINDING SITE PLAN UNDER AUDITOR’S FILE NUMBER 9102215001
		RECORDED:	FEBRUARY 25, 1991
		RECORDING NUMBER:	9102250317

T		SAID INSTRUMENT CONTAINS PROVISIONS FOR BEARING THE COST OF MAINTENANCE, REPAIR OR RECONSTRUCTION OF THE EASEMENT BY THE USERS.

U	11.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTOR:	QUADRANT TAIYO ASSOCIATES 1, A WASHINGTON PARTNERSHIP (AS TO PARCEL A), QUADRANT I-5 CENTER OWNERS ASSOCIATION, A WASHINGTON NOT FOR PROFIT ASSOCIATION (AS TO PARCEL B)
		GRANTEE:	PUBLIC UTILITY DISTRICT NO. 1 OF SNOHOMISH COUNTY
		LOCATION:	PORTION
		DATED:	APRIL 23, 1992
		RECORDED:	MAY 4, 1992
		RECORDING NUMBER:	9205040130
		PURPOSE:	RIGHT TO ENTER SAID PREMISES TO OPERATE, MAINTAIN AND REPAIR UNDERGROUND OR OVERHEAD ELECTRIC TRANSMISSION AND/OR DISTRIBUTION SYSTEM, TOGETHER WITH THE RIGHT TO REMOVE BRUSH, TREES AND LANDSCAPING WHICH MAY CONSTITUTE A DANGER TO SAID LINES.

V	12.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE:	PARCELS 1A, 1B, 2, 5, 6, 7 OF BINDING SITE PLAN RECORDED UNDER AUDITOR’S FILE NUMBER 9102215001
		PURPOSE:	ACCESS CORRIDOR AND COMMUNICATION LINE

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

		AREA AFFECTED:	AS DESCRIBED AND DELINEATED IN SAID DOCUMENT OVER LOTS 1A, 1B AND 2
		RECORDED:	JUNE 16, 1992
		RECORDING NUMBER:	9206160122

W		SAID INSTRUMENT CONTAINS PROVISIONS FOR BEARING THE COST OF MAINTENANCE, REPAIR OR RECONSTRUCTION OF THE EASEMENT BY THE USERS.

X	13.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE:	PARCELS 1A, 1B, 2, 5, 6 AND 7
		PURPOSE:	METAL STAIRS AND RECIPROCAL UTILITIES
		AREA AFFECTED:	THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.
		RECORDED:	JUNE 17, 1992
		RECORDING NUMBER:	9206170393

Y		SAID INSTRUMENT CONTAINS PROVISIONS FOR BEARING THE COST OF MAINTENANCE, REPAIR OR RECONSTRUCTION OF THE EASEMENT BY THE USERS.

Z	14.	IRREVOCABLE EASEMENT AND AGREEMENT FOR PARKING AND MAINTENANCE THERETO AND THE TERMS, CONDITIONS AND PROVISIONS CONTAINED THEREIN:

		RECORDED:	JULY 2, 2004
		RECORDING NUMBER:	200407020906

AA		SAID INSTRUMENT IS A RE-RECORDING OF INSTRUMENT RECORDED UNDER RECORDING NUMBER 200405270852.

AB	15.	PAYMENT OF THE REAL ESTATE EXCISE TAX, IF REQUIRED.

		THE PROPERTY DESCRIBED HEREIN IS SITUATED WITHIN THE BOUNDARIES OF LOCAL TAXING AUTHORITY OF CITY OF LYNNWOOD.

		PRESENT RATE OF REAL ESTATE EXCISE TAX AS OF THE DATE HEREIN IS 1.78 PERCENT, PLUS A $5.00 STATE TECHNOLOGY FEE.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

		(NOTE: A DEED EXEMPT FROM EXCISE TAX IS STILL SUBJECT TO THE $5.00 TECHNOLOGY FEE AND AN ADDITIONAL $5.00 AFFIDAVIT PROCESSING FEE).

		ANY CONVEYANCE DOCUMENT MUST BE ACCOMPANIED BY THE OFFICIAL WASHINGTON STATE EXCISE TAX AFFIDAVIT. THE APPLICABLE EXCISE TAX MUST BE PAID AND THE AFFIDAVIT APPROVED AT THE TIME OF THE RECORDING OF THE CONVEYANCE DOCUMENTS.

AC	16.	GENERAL AND SPECIAL TAXES AND CHARGES, PAYABLE FEBRUARY 15, DELINQUENT IF FIRST HALF UNPAID ON MAY 1, SECOND HALF DELINQUENT IF UNPAID ON NOVEMBER 1 OF THE TAX YEAR (AMOUNTS DO NOT INCLUDE INTEREST AND PENALTIES):

		YEAR:	2013
		TAX ACCOUNT NUMBER:	270421-004-053-00
		LEVY CODE:	00452
		ASSESSED VALUE-LAND:	$ 1,944,600.00
		ASSESSED VALUE-IMPROVEMENTS:	$ 27,205,400.00

		GENERAL & SPECIAL TAXES:	BILLED: $ 345,016.19
			PAID: $ 172,508.09
			UNPAID: $ 172,508.10

		AFFECTS: PROPERTY A

AD	17.	LIABILITY, IF ANY, FOR PERSONAL PROPERTY TAXES PURSUANT TO RCW 84.56.070 WHEREIN NO SALE CAN BE MADE WITHOUT PREPAYMENT OF SAID TAX, INCLUDING ADVANCE TAX. FOR FURTHER INFORMATION, PLEASE CALL THE SNOHOMISH COUNTY TREASURER’S OFFICE AT (425)388-3307.

AE		ACCOUNT NUMBERS:
		2845237, 2845313, 2832512, 2804210, 2804286, 2771993, 2772869, 2772721, 2804187, 0244285, AND 0261024

AF	18.	DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

		GRANTOR:	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		TRUSTEE:	STEWART TITLE COMPANY
		BENEFICIARY:	PFP HOLDING COMPANY II, LLC, A

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

DELAWARE LIMITED LIABILITY COMPANY
		AMOUNT:	$ 21,000,000.00
		DATED:	MARCH 8, 2011
		RECORDED:	MARCH 8, 2011
		RECORDING NUMBER:	201103080667
		LOAN NUMBER:	NOT DISCLOSED

THE AMOUNT NOW SECURED BY SAID DEED OF TRUST AND THE TERMS UPON WHICH THE SAME CAN BE DISCHARGED OR ASSUMED SHOULD BE ASCERTAINED FROM THE HOLDER OF THE INDEBTEDNESS SECURED.

AG		AFFECTS: INCLUDES OTHER PROPERTY

AH		ASSIGNMENT OF SAID DEED OF TRUST:

		DATED:	MARCH 8, 2011
		RECORDED:	MARCH 8, 2011
		RECORDING NUMBER:	201103080670
		ASSIGNEE:	PFP II SUB I, LLC, A DELAWARE LIMITED LIABILITY COMPANY

AI	19.	ASSIGNMENT OF RENTS AND/OR LEASES AND THE TERMS AND CONDITIONS THEREOF:

		ASSIGNOR:	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		ASSIGNEE:	PFP HOLDING COMPANY II, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		DATED:	MARCH 8, 2011
		RECORDED:	MARCH 8, 2011
		RECORDING NUMBER:	201103080668

AJ		AFFECTS: INCLUDES OTHER PROPERTY

AK		ASSIGNMENT OF SAID ASSIGNMENT OF LEASES AND RENTS:

		DATED:	MARCH 8, 2011
		RECORDED:	MARCH 8, 2011
		RECORDING NUMBER:	201103080671
		ASSIGNEE:	PFP II SUB I, LLC, A DELAWARE LIMITED LIABILITY COMPANY

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

AL	20.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE(S):	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, A NEW YORK CORPORATION
		DISCLOSED BY:	SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RECORDED UNDER AUDITOR’S FILE NUMBER 201103150402

AM		SUBORDINATION AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		RECORDED:	MARCH 15, 2011
		RECORDING NUMBER:	201103150402

SAID AGREEMENT RELATES TO THE LIEN PRIORITY OF THE ABOVE LEASE AND THE DEED OF TRUST RECORDED UNDER RECORDING NUMBER 201103080667.

AN	21.	DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

		GRANTOR:	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		TRUSTEE:	PRLAP, INC.
		BENEFICIARY:	BANK OF AMERICA, N.A., A NATIONAL
BANKING ASSOCIATION
		AMOUNT:	$ 23,500,000.00
		DATED:	MARCH 8, 2013
		RECORDED:	MARCH 8, 2013
		RECORDING NUMBER:	201303080273
		LOAN NUMBER:	NOT DISCLOSED

THE AMOUNT NOW SECURED BY SAID DEED OF TRUST AND THE TERMS UPON WHICH THE SAME CAN BE DISCHARGED OR ASSUMED SHOULD BE ASCERTAINED FROM THE HOLDER OF THE INDEBTEDNESS SECURED.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

AO		AFFECTS: INCLUDES OTHER PROPERTY

AP	22.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE(S):	ADP, INC., A DELAWARE CORPORATION
		DISCLOSED BY:	SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RECORDED UNDER AUDITOR’S FILE NUMBER 201303250310 AND PERSONAL PROPERTY ACCOUNT NO. 2772869

AQ		SUBORDINATION AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		RECORDED:	MARCH 25, 2013
		RECORDING NUMBER:	201303250310

SAID AGREEMENT RELATES TO THE LIEN PRIORITY OF THE ABOVE LEASE AND THE DEED OF TRUST RECORDED UNDER RECORDING NUMBER 201303080273.

AR	23.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	NORTHVIEW CORPORATE CENTER, LLC,
PREDECESSOR IN INTEREST TO CRS FINANCIAL II LLC
		LESSEE(S):	DAVIS SCHUELLER, INC.
		DISCLOSED BY:	SUBORDINATION, NONDISTURBANCE AND
ATTORNMENT AGREEMENT UNDER AUDITOR’S FILE NUMBER 200704030834 AND PERSONAL PROPERTY ACCOUNT NO. 0244285

AS	24.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	NORTHVIEW CORPORATE CENTER, LLC
		LESSEE(S):	THE UNIVERSITY OF PHOENIX, INC., AN ARIZONA CORPORATION
		DISCLOSED BY:	SUBORDINATION, NONDISTURBANCE AND
ATTORNMENT AGREEMENT UNDER AUDITOR’S FILE NUMBER 201007220445 AND PERSONAL PROPERTY ACCOUNT NO. 2832512

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

AT	25.	RIGHT, TITLE AND INTEREST OF LION NEW MEDIA, PRESUMED FROM EXECUTION OF FINANCING STATEMENT RECORDED UNDER AUDITOR’S FILE NUMBER 201101040547.

AU		AFFECTS: SUITE 290

AV	26.	UNRECORDED LEASEHOLDS, IF ANY, RIGHTS OF VENDORS AND HOLDERS OF SECURITY INTERESTS ON PERSONAL PROPERTY INSTALLED UPON SAID PROPERTY AND RIGHTS OF TENANTS TO REMOVE TRADE FIXTURES AT THE EXPIRATION OF THE TERM.

AW	27.

UNRECORDED LEASES AS DISCLOSED BY THE FOLLOWING PERSONAL PROPERTY ACCOUNTS, INCLUDING THE TERMS AND CONDITIONS THEREOF:

LESSEE (S):

2845237 ATKINS NORTH AMERICA INC. (SUITE 110)

2845313 SODEXO AMERICA LLC

2804210 FINE SOLUTIONS LLC (SUITE 260)

2804286 IEPLEXUS INC. (SUITE 120)

27719 93 ACCRUWEALTH LLC (SUITE 240)

2772721 SPEAR STREET CAPITAL, SSC II LP

2804187 AUDIT & ADJUSTMENT COMPANY (SUITE 100)

0261024 ALL FOR KIDZ INC. (SUITE 220)

AX	28.	TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT FOR NORTHVIEW CORPORATE CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY.

AY		NOTE: A COPY OF THE LIMITED LIABILITY COMPANY AGREEMENT, AND AMENDMENTS THERETO, IF ANY, MUST BE SUBMITTED.

AZ	29.	ANY CONVEYANCE OR MORTGAGE BY NORTHVIEW CORPORATE CENTER, LLC, MUST BE EXECUTED IN ACCORDANCE WITH THE LIMITED LIABILITY COMPANY AGREEMENT AND BY ALL THE MEMBERS, OR EVIDENCE MUST BE SUBMITTED THAT CERTAIN DESIGNATED MANAGERS/MEMBERS HAVE BEEN AUTHORIZED TO ACT FOR THE LIMITED LIABILITY COMPANY.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

BA	30.

TO PROVIDE AN EXTENDED COVERAGE LENDER’S POLICY GENERAL EXCEPTIONS B AND C ARE HEREBY DELETED. GENERAL EXCEPTIONS A AND D HAVE NOT BEEN CLEARED.

IN CONSIDERATION OF CLEARING PARAGRAPHS A AND D OF SCHEDULE B, PLEASE HAVE THE BORROWER/OWNER COMPLETE THE OWNER’S AFFIDAVIT AND RETURN TO OUR OFFICE FOR REVIEW.

BE	31.	TITLE IS TO BE VESTED IN PERSONS NOT YET REVEALED AND WHEN SO VESTED WILL BE SUBJECT TO MATTERS DISCLOSED BY A SEARCH OF THE RECORDS AGAINST THEIR NAMES.

END OF SCHEDULE B

BC		NOTE A: COUNTY RECORDS INDICATE THAT THE ADDRESS OF THE IMPROVEMENT LOCATED ON SAID LAND IS:

		20700 44TH AVENUE WEST LYNNWOOD, WASHINGTON 98036

BD

NOTE B:

PART OF THE RESPA RULE TO SIMPLIFY AND IMPROVE THE PROCESS OF OBTAINING MORTGAGES AND REDUCE CONSUMER SETTLEMENT COSTS REQUIRES THE SETTLEMENT AGENT TO DISCLOSE THE AGENT AND UNDERWRITER SPLIT OF TITLE PREMIUMS, INCLUDING ENDORSEMENTS AS FOLLOWS:

LINE 1107 IS USED TO RECORD THE AMOUNT OF THE TOTAL TITLE INSURANCE PREMIUM, INCLUDING ENDORSEMENTS, THAT IS RETAINED BY THE TITLE AGENT. CHICAGO TITLE COMPANY RETAINS 88% OF THE TOTAL PREMIUM AND ENDORSEMENTS.

LINE 1108 USED TO RECORD THE AMOUNT OF THE TOTAL TITLE INSURANCE PREMIUM, INCLUDING ENDORSEMENTS, THAT IS RETAINED BY THE TITLE UNDERWRITER. CHICAGO TITLE INSURANCE COMPANY RETAINS 12% OF THE TOTAL PREMIUM AND ENDORSEMENTS.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

BF

NOTE C:

THE FOLLOWING MAY BE USED AS AN ABBREVIATED LEGAL DESCRIPTION ON THE DOCUMENTS TO BE RECORDED TO COMPLY WITH THE REQUIREMENTS OF RCW 65.04. SAID ABBREVIATED LEGAL DESCRIPTION IS NOT A SUBSTITUTE FOR A COMPLETE LEGAL DESCRIPTION WHICH MUST ALSO APPEAR IN THE BODY OF THE DOCUMENT:

E1/2 OF SE1/4 21-27-4

BG	mw

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	5306300
Your No.:

SPECIAL EXCEPTIONS

BH	THE FOLLOWING PARTIES HAVE BEEN SENT A COPY OF THIS COMMITMENT:

CHICAGO TITLE COMPANY NBU
TERINA KUNG

CLTACMB2/RDA/0999

COMMITMENT FOR TITLE INSURANCE

BY

Chicago Title Insurance Company

Chicago Title Insurance Company, a Nebraska corporation (“Company”), for a valuable consideration, commits to issue its policy or policies of title insurance, as identified in Schedule A, in favor of the Proposed Insured named in Schedule A, as owner or mortgagee of the estate or interest in the land described or referred to in Schedule A, upon payment of the premiums and charges and compliance with the Requirements; all subject to the provisions of Schedule A and B and to the Conditions of this Commitment,

This Commitment shall be effective only when the identity of the Proposed Insured and the amount of the policy or policies committed for have been inserted in Schedule A by the Company,

All liability and obligation under this Commitment shall cease and terminate 6 months after the Effective Date or when the policy or policies committed for shall issue, whichever first occurs, provided that the failure to issue the policy or policies is not the fault of the Company,

The Company will provide a sample of the policy form upon request.

IN WITNESS WHEREOF, Chicago Title Insurance Company has caused its corporate name and seal to be affixed by its duly authorized officers on the date shown in Schedule A.

Chicago Title Insurance Company

By:
Chicago Title of Washington
701 5th Avenue, Suite 2300			President
Seattle, WA 98104		ATTEST:

Secretary

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CONDITIONS

1.	The term mortgage, when used herein, shall include deed of trust, trust deed, or other security instrument.

2.	If the proposed Insured has or acquired actual knowledge of any defect, lien, encumbrance, adverse claim or other matter affecting the estate or interest or mortgage thereon covered by this Commitment other than those shown in Schedule B hereof, and shall fail to disclose such knowledge to the Company in writing, the Company shall be relieved from liability for any loss or damage resulting from any act of reliance hereon to the extent the Company is prejudiced by failure to so disclose such knowledge, If the proposed Insured shall disclose such knowledge to the Company, or if the Company otherwise acquires actual knowledge of any such defect, lien, encumbrance, adverse claim, or other matter, the Company at its option may amend Schedule B of this Commitment accordingly, but such amendment shall not relieve the Company from liability previously incurred pursuant to paragraph 3 of these Conditions.

3.	Liability of the Company under this Commitment shall be only to the named proposed Insured and such parties included under the definition of Insured in the form of policy or policies committed for and only for actual loss incurred in reliance hereon in undertaking in good faith (a) to comply with the requirements hereof, or (b) to eliminate exceptions shown in Schedule B, or (c) to acquire or create the estate or interest or mortgage thereon covered by this Commitment. In no event shall such liability exceed the amount stated in Schedule A for the policy or policies committed for and such liability is subject to the insuring provisions and Conditions and the Exclusions from Coverage of the form of policy or policies committed for in favor of the proposed Insured which are hereby incorporated by reference and are made a part of this Commitment except as expressly modified herein,

4.	This Commitment is a contract to issue one or more title insurance policies and is not an abstract of title or a report of the condition of title. Any action or actions or rights of action that the proposed Insured may have or may bring against the Company arising out of the status of the title to the estate or interest or the status of the mortgage thereon covered by this Commitment must be based on and are subject to the provisions of this Commitment.

5.	The policy to be issued contains an arbitration clause. All arbitrable matters when the Amounts of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. You may review a copy of the arbitration rules at <http://www.alta.org/>.

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CHICAGO TITLE COMPANY

701 FIFTH AVENUE, #2300, SEATTLE, WA 98104

A.L.T.A. COMMITMENT
SCHEDULE A	Order No.:	1363962

Title Unit:	U-06	Customer Number:	KING & DEARBORN/NBU 160330434
Phone:	(206)628-5610	Buyer(s):
Fax:	(206)628-9717
Officer:	SAVIDIS/CAMPBELL/EISENBREY/HARRIS

Commitment Effective Date: MAY 10, 2013 at 8:00 A.M.

1.	Policy or Policies to be issued:
	ALTA Owner’s Policy	Amount:	$0.00
	EXTENDED POLICY (6/17/2006)	Premium:
	COMMERCIAL SHORT TERM/PRIOR POLICY	Tax:
RATE

Proposed Insured:

Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
Premium:
Tax:
Proposed Insured:

Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
Premium:
	Proposed Insured:	Tax:

2.	The estate or interest in the land which is covered by this Commitment is:
FEE SIMPLE

3.	Title to the estate or interest in the land is at the effective date hereof vested in:
KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY

4.	The land referred to in this Commitment is described as follows:
SEE ATTACHED LEGAL DESCRIPTION EXHIBIT

COMMA805/KLC/11.1.05

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE A

(Continued)

Order No.:	1363962
Your No.:

LEGAL DESCRIPTION EXHIBIT

(Paragraph 4 of Schedule A continuation)

PARCEL A:

LOTS 1, 2 AND 3, BLOCK 327, SEATTLE TIDELANDS, IN KING COUNTY, WASHINGTON, AS SHOWN ON THE OFFICIAL MAPS ON FILE IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON.

PARCEL B:

LOTS 4, 5, 6 AND THE NORTHERLY 3 0 FEET OF LOT 7, BLOCK 327, SEATTLE TIDELANDS, IN KING COUNTY, WASHINGTON, AS SHOWN ON THE OFFICIAL MAPS ON FILE IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON.

PARCEL C:

THE SOUTH 30 FEET OF LOT 7, AND ALL OF LOT 8, EXCEPT THE SOUTH 48.74 FEET THEREOF, BLOCK 327, SEATTLE TIDELANDS, IN KING COUNTY, WASHINGTON, AS SHOWN ON THE OFFICIAL MAPS ON FILE IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON.

CLTACMA6/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B	Order No.:	1363962
Your No.:

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

GENERAL EXCEPTIONS

A.	Rights or claims of parties in possession, or claiming possession, not shown by the Public Records.

B.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land,

C.	Easements, prescriptive rights, rights-of-way, liens or encumbrances, or claims thereof, not shown by the Public Records.

D.	Any lien, or right to a lien, for contributions to employee benefit funds, or for state workers’ compensation, or for services, labor, or material heretofore or hereafter furnished, all as imposed by law, and not shown by the Public Records.

E.	Taxes or special assessments which are not yet payable or which are not shown as existing liens by the Public Records.

F.	Any lien for service, installation, connection, maintenance, tap, capacity, or construction or similar charges for sewer, water, electricity, natural gas or other utilities, or for garbage collection and disposal not shown by the Public Records.

G.	Unpatented mining claims, and all rights relating thereto; reservations and exceptions in United States Patents or in Acts authorizing the issuance thereof; Indian tribal codes or regulations, Indian treaty or aboriginal rights, including easements or equitable servitudes.

H.	Water rights, claims or title to water.

I.	Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the Public Records, or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires of record for value the estate or interest or mortgage thereon covered by this Commitment.

SPECIAL EXCEPTIONS FOLLOW

WLTACOMB bk 05/17/07

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	001363962
Your No.:

SPECIAL EXCEPTIONS

A	1.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE:	STATE OF WASHINGTON, DEPARTMENT OF
			COMMUNITY, TRADE AND ECONOMIC DEVELOPMENT, OFFICE OF ARCHAEOLOGY AND HISTORIC PRESERVATION
		PURPOSE:	PRESERVATION OF THE HISTORIC, OPEN SPACE AND SCENIC VALUES OF THE PREMISES IN PERPETUITY
		AREA AFFECTED:	LOTS 1 AND 2 OF PARCEL A
		RECORDED:	DECEMBER 29, 2000
		RECORDING NUMBER:	20001229000558

B	2.	EXCEPTIONS AND RESERVATIONS CONTAINED IN DEED:

		FROM:	UNION PACIFIC RAILROAD COMPANY
		RECORDED:	JULY 2, 1952
		RECORDING NUMBER:	4250469

		AS FOLLOWS: EXCEPTING FROM THIS CONVEYANCE AND RESERVING UNTO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS FOREVER, ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, OIL AND GAS AND RIGHTS THERETO TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE GRANTOR ITS SUCCESSORS AND ASSIGNS BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LANDS OR TO INTERFERE WITH THE USE THEREOF BY THE GRANTEE ITS SUCCESSORS OR ASSIGNS.

C		AFFECTS: PARCEL B

D	3.	COVENANTS, CONDITIONS, RESTRICTIONS, REQUIREMENTS AND PROVISIONS CONTAINED IN CITY OF SEATTLE ORDINANCE NUMBER 112134, ESTABLISHING A PIONEER SQUARE PRESERVATION DISTRICT AND AN INTERNATIONAL SPECIAL REVIEW DISTRICT:

		RECORDED:	MARCH 14, 1985
		RECORDING NUMBER:	8503140774

CLTACMB1/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

E	4.	COVENANTS, CONDITIONS AND RESTRICTIONS CONTAINED IN INSTRUMENT, BUT OMITTING ANY COVENANTS OR RESTRICTIONS, IF ANY, BASED UPON RACE, COLOR, RELIGION, SEX, SEXUAL ORIENTATION, FAMILIAL STATUS, MARITAL STATUS, DISABILITY, HANDICAP, NATIONAL ORIGIN, ANCESTRY, OR SOURCE OF INCOME, AS SET FORTH IN APPLICABLE STATE OR FEDERAL LAWS, EXCEPT TO THE EXTENT THAT SAID COVENANT OR RESTRICTION IS. PERMITTED BY APPLICABLE LAW:

		RECORDED:	JUNE 11, 2007
		RECORDING NUMBER:	20070611000125

F	5.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	SEATTLE HARDWARE CO.
		AND:	CITY OF SEATTLE
		RECORDED:	JANUARY 26, 1921
		RECORDING NUMBER:	1487541

		RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

		PERMISSION TO OCCUPY SIDEWALK SPACE BY ERECTING AND MAINTAINING THEREIN AN AREAWAY WITH NECESSARY BULKHEAD AND SIDEWALK TOGETHER WITH SIDEWALK LIGHTS AND ELEVATOR DOORS.

G		AFFECTS: LOTS 1 AND 2 OF PARCEL A

H	6.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	SEATTLE HARDWARE COMPANY
		AND:	CITY OF SEATTLE
		RECORDED: RECORDING NUMBER:	MAY 7, 1940 3100080

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

PERMISSION TO USE A PORTION OF PUBLIC SPACE IN SIDEWALK AREA BY ERECTING AND MAINTAINING THEREIN A LOADING PLATFORM.

I		AFFECTS: PARCEL A

J	7.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	HARDWARE PROPERTIES, INC. FORMERLY NATIONAL HARDWARE STORES, INC.
		AND:	CITY OF SEATTLE
		RECORDED:	DECEMBER 14, 1961
		RECORDING NUMBER:	5364687

RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

PERMISSION TO CONSTRUCT A SIDE SEWER TO CONNECT THESE PREMISES TO THE EXISTING SIDE SEWER, SAID SIDE SEWER COVERED WITHOUT INSPECTION, NOT CONFORMING TO THE REQUIREMENTS OF ORDINANCE NUMBER 82321, AS AMENDED, OF THE CITY OF SEATTLE.

K		AFFECTS: PARCELS A AND B

L	8.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	SPRINCIN KING STREET PARTNERS
		AND:	SUMMIT COMMUNICATIONS
		RECORDED:	SEPTEMBER 7, 1994
		RECORDING NUMBER:	9409071151
		REGARDING:	ESTABLISHMENT OF EASEMENT TO INSTALL, OPERATE AND MAINTAIN A CABLE TELEVISION SYSTEM

M		AFFECTS: PARCELS A AND B

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

N	9.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	MSI 83 KING LLC AND 83 KING PARTNERS LLC
		AND:	CITY OF SEATTLE
		RECORDED:	OCTOBER 29, 2003
		RECORDING NUMBER:	20031029001273
		REGARDING:	TRANSPORTATION MANAGEMENT PROGRAM

O	10.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	STARBUCKS CORPORATION
		AND:	CITY OF SEATTLE
		RECORDED:	SEPTEMBER 20, 2007
		RECORDING NUMBER:	20070920002241

		RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

		PERMISSION TO OCCUPY PUBLIC RIGHTS-OF-WAY ADJACENT TO 5 05 1ST AVENUE SOUTH FOR 3 65 FEET ALONG 1ST AVENUE SOUTH AND FOR 4 24 FEET ALONG RAILROAD WAY SOUTH BY ERECTING AND MAINTAINING THEREIN A SHORING SYSTEM DESIGNED TO SUPPORT THE PUBLIC RIGHTS-OF-WAY DURING THE CONSTRUCTION OF THE DEVELOPMENT WITH TIEBACKS AND SOLDIER PILES EXTENDING INTO THE PUBLIC RIGHTS-OF-WAY.

P	11.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	STARBUCKS CORPORATION
		AND:	CITY OF SEATTLE
		RECORDED:	OCTOBER 3, 2007
		RECORDING NUMBER:	20071003001264

		RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

		SOIL MOVEMENT, ETC. IN LIQUEFACTION-PRONE AREA

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

Q	12.	MEMORANDUM OF DRAINAGE CONTROL PLAN, INCLUDING THE TERMS AND CONDITIONS OF THE AGREEMENT DISCLOSED THEREIN:

		BETWEEN:	STARBUCKS CORPORATION
		AND:	CITY OF SEATTLE
		RECORDED:	FEBRUARY 17, 2009
		RECORDING NUMBER:	20090217001336
		REGARDING:	MAINTENANCE OF DRAINAGE CONTROL
			FACILITIES

R	13.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	STARBUCKS CORPORATION
		AND:	CITY OF SEATTLE, CITY LIGHT DEPARTMENT
		RECORDED:	SEPTEMBER 24, 2009
		RECORDING NUMBER:	20090924000936
		REGARDING:	EQUIPMENT TRANSPORTATION

S	14.	RIGHT TO DAMAGE SAID PREMISES FOR ELEVATED ROADWAYS AND APPROACHES THERETO, AS PROVIDED IN KING COUNTY SUPERIOR COURT CAUSE NUMBER 397727, AS PROVIDED IN CITY OF SEATTLE ORDINANCE NUMBER 77088 AND 77749.

T	15.	ALTA SURVEY DATED JUNE 28, 2011, AND REVISED AS OF AUGUST 5, 2011, PREPARED BY BUSH, ROED & HITCHINGS, INC. UNDER JOB NO. 2000027.08 DISCLOSED THE FOLLOWING:

A. LOT 1: NORTHWEST BUILDING CORNER IS 0.3 FEET WEST OF WEST PROPERTY LINE AND 0.4 FEET SOUTH OF NORTH PROPERTY LINE; AND SOUTHWEST BUILDING CORNER IS 0.2 FEET WEST OF WEST PROPERTY LINE;

LOT 2: SOUTHWEST BUILDING CORNER IS 1.0 FEET WEST OF PROPERTY LINE;

LOT 3: SOUTHEAST BUILDING CORNER IS 0.1 EAST OF PROPERTY LINE;

		B. FENCE MEANDERS OFF WESTERLY PROPERTY LINE ONTO LOTS 6 AND 7.

		C. AWNINGS ATTACHED TO IMPROVEMENTS ON SAID PREMISES EXTEND INTO RIGHTS OF WAY FOR 1ST AVENUE SOUTH, RAILROAD WAY SOUTH AND SOUTH KING STREET.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

U	16.	PAYMENT OF THE REAL ESTATE EXCISE TAX, IF REQUIRED.

		THE PROPERTY DESCRIBED HEREIN IS SITUATED WITHIN THE BOUNDARIES OF LOCAL TAXING AUTHORITY OF CITY OF SEATTLE. PRESENT RATE IS 1.78%.

		ANY CONVEYANCE DOCUMENT MUST BE ACCOMPANIED BY THE OFFICIAL WASHINGTON STATE EXCISE TAX AFFIDAVIT. THE APPLICABLE EXCISE TAX MUST BE PAID AND THE AFFIDAVIT APPROVED AT THE TIME OF THE RECORDING OF THE CONVEYANCE DOCUMENTS.

		(NOTE: A DEED EXEMPT FROM EXCISE TAX IS STILL SUBJECT TO THE $5.00 TECHNOLOGY FEE AND AN ADDITIONAL $5.00 AFFIDAVIT PROCESSING FEE).

V	17.	GENERAL AND SPECIAL TAXES AND CHARGES, PAYABLE FEBRUARY 15, DELINQUENT IF FIRST HALF UNPAID ON MAY 1, SECOND HALF DELINQUENT IF UNPAID ON NOVEMBER 1 OF THE TAX YEAR (AMOUNTS DO NOT INCLUDE INTEREST AND PENALTIES):

		YEAR:	2013
		TAX ACCOUNT NUMBER:	766620-6895-01
		LEVY CODE:	0010
		ASSESSED VALUE-LAND:	$ 4,284,800.00
		ASSESSED VALUE-IMPROVEMENTS:	$ 30,480,200.00

		GENERAL & SPECIAL TAXES:	BILLED:	$ 367,609.21
			PAID:	$ 183,804.61
			UNPAID:	$ 183,804.60

		AFFECTS: PORTION OF PARCEL A

W	18.	GENERAL AND SPECIAL TAXES AND CHARGES, PAYABLE FEBRUARY 15, DELINQUENT IF FIRST HALF UNPAID ON MAY 1, SECOND HALF DELINQUENT IF UNPAID ON NOVEMBER 1 OF THE TAX YEAR (AMOUNTS DO NOT INCLUDE INTEREST AND PENALTIES):

		YEAR:	2013
		TAX ACCOUNT NUMBER:	766620-6900-04
		LEVY CODE:	0010
		ASSESSED VALUE-LAND:	$ 7,658,800.00
		ASSESSED VALUE-IMPROVEMENTS:	$ 64,009,200.00

		GENERAL & SPECIAL TAXES:	BILLED:	$ 757,208.41
			PAID:	$ 378,604.21
			UNPAID:	$ 378,604.20

		AFFECTS: REMAINDER OF PARCEL A AND ALL OF PARCELS B AND C

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

X	19.	MEMORANDUM OF LEASE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS OF THE LEASE DISCLOSED THEREIN:

		LESSOR:	MSI 83 KING LLC, A WASHINGTON LIMITED LIABILITY COMPANY
		LESSEE:	PACIFIC BELL WIRELESS NORTHWEST, LLC, A DELAWARE LIMITED LIABILITY COMPANY, D/B/A CINGULAR WIRELESS
		RECORDED:	DECEMBER 3, 2004
		RECORDING NUMBER:	20041203000191

Y		AFFECTS: PORTION OF PARCEL A

Z	20.	LEASE AND THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	MSI 83 KING, LLC, A LIMITED LIABILITY COMPANY
		LESSEE:	STATE OF WASHINGTON, BOARD OF INDUSTRIAL INSURANCE APPEALS
		FOR A TERM OF:	5 YEARS, WITH AN OPTION TO RENEW FOR AN ADDITIONAL 5 YEAR TERM
		RECORDED:	AUGUST 11, 2005
		RECORDING NUMBER:	20050811000091

AA		AFFECTS: PORTION OF PARCEL A

AB		AMENDMENT AND/OR MODIFICATION OF LEASE:

		RECORDED:	JULY 12, 2006
		RECORDING NUMBER:	20060712000012

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

AC		AMENDMENT AND/OR MODIFICATION OF LEASE:

		RECORDED:	FEBRUARY 5, 2010
		RECORDING NUMBER:	20100205000762

AD	21.	MEMORANDUM OF LEASE, INCLUDING THE TERMS AND CONDITIONS OF THE LEASE DISCLOSED THEREIN:

		LESSOR:	STARBUCKS CORPORATION, A WASHINGTON CORPORATION
		LESSEE:	ING BANK, FSB, A FEDERALLY CHARTERED SAVINGS BANK
		RECORDED:	NOVEMBER 25, 2008
		RECORDING NUMBER:	20081125000818

AE	22.	SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

		LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
		TENANT:	ING BANK, FSB
		LANDLORD:	KING & DEARBORN, LLC
		RECORDED:	OCTOBER 31, 2011
		RECORDING NUMBER:	20111031001043

AF	23.	DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILIN, AND THE TERMS AND CONDITIONS THEREOF:

		GRANTOR:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		TRUSTEE:	CHICAGO TITLE INSURANCE COMPANY
		BENEFICIARY:	WELLS FARGO BANK, NATIONAL ASSOCIATION
		AMOUNT:	$ 76,500,000.00
		DATED:	OCTOBER 27, 2011
		RECORDED:	OCTOBER 31, 2011
		RECORDING NUMBER:	20111031001042

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

THE AMOUNT NOW SECURED BY SAID DEED OF TRUST AND THE TERMS UPON WHICH THE SAME CAN BE DISCHARGED OR ASSUMED SHOULD BE ASCERTAINED FROM THE HOLDER OF THE INDEBTEDNESS SECURED.

AG		MODIFICATION OF DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

		DATED:	OCTOBER 31, 2011
		RECORDED:	DECEMBER 22, 2011
		RECORDING NUMBER:	20111222000818

AH	24.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE(S):	NUANCE COMMUNICATIONS, INC., A DELAWARE CORPORATION
		DISCLOSED BY:	INSTRUMENT RECORDED UNDER RECORDING NUMBER 20111107000682

AI	25.	SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

		LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
		TENANT:	NUANCE COMMUNICATIONS, INC., A DELAWARE CORPORATION
		LANDLORD:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		RECORDED:	NOVEMBER 7, 2011
		RECORDING NUMBER:	20111107000682

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

AJ	26.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE(S):	ISILON SYSTEMS LLC, A DELAWARE LIMITED LIABILITY COMPANY, FORMERLY KNOWN AS ISILON SYSTEMS, INC., A DELAWARE CORPORATION
		DISCLOSED BY:	INSTRUMENT RECORDED UNDER RECORDING NUMBER 20111220001611

AK	27.	SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

		LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
		TENANT:	ISILON SYSTEMS LLC, A DELAWARE LIMITED LIABILITY COMPANY, FORMERLY KNOWN AS ISILON SYSTEMS, INC., A DELAWARE CORPORATION
		LANDLORD:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		RECORDED:	DECEMBER 20, 2011
		RECORDING NUMBER:	20111220001611

AL	28.	UNRECORDED LEASE, INCLUDING THE TERMS AND CONDITIONS THEREOF:

		LESSOR:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE(S):	EMC CORPORATION, A MASSACHUSETTS CORPORATION
		DISCLOSED BY:	INSTRUMENT RECORDED UNDER RECORDING NUMBER 20120906001320

AM	29.	SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

		LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
		TENANT:	EMC CORPORATION, A MASSACHUSETTS CORPORATION
		LANDLORD:	KING & DEARBORN, LLC, A DELAWARE LIMITED LIABILITY COMPANY
		RECORDED:	SEPTEMBER 6, 2012
		RECORDING NUMBER:	20120906001320

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

AN	30.	UNRECORDED LEASEHOLDS, IF ANY, RIGHTS OF VENDORS AND HOLDERS OF SECURITY INTERESTS ON PERSONAL PROPERTY INSTALLED UPON SAID PROPERTY AND RIGHTS OF TENANTS TO REMOVE TRADE FIXTURES AT THE EXPIRATION OF THE TERM.

AO	31.	TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT FOR KING & DEARBORN, LLC.

AP		NOTE: A COPY OF THE LIMITED LIABILITY COMPANY AGREEMENT, AND AMENDMENTS THERETO, IF ANY, MUST BE SUBMITTED.

AQ	32.	ANY CONVEYANCE OR MORTGAGE BY KING & DEARBORN, LLC, MUST BE EXECUTED IN ACCORDANCE WITH THE LIMITED LIABILITY COMPANY AGREEMENT AND BY ALL THE MEMBERS, OR EVIDENCE MUST BE SUBMITTED THAT CERTAIN DESIGNATED MANAGERS/MEMBERS HAVE BEEN AUTHORIZED TO ACT FOR THE LIMITED LIABILITY COMPANY.

AR	33.	TITLE IS TO BE VESTED IN PERSONS NOT YET REVEALED AND WHEN SO VESTED WILL BE SUBJECT TO MATTERS DISCLOSED BY A SEARCH OF THE RECORDS AGAINST THEIR NAMES.

AS	34.	THE LEGAL DESCRIPTION IN THIS COMMITMENT IS BASED ON INFORMATION PROVIDED WITH THE APPLICATION AND THE PUBLIC RECORDS AS DEFINED IN THE POLICY TO ISSUE. THE PARTIES TO THE FORTHCOMING TRANSACTION MUST NOTIFY THE TITLE INSURANCE COMPANY PRIOR TO CLOSING IF THE DESCRIPTION DOES NOT CONFORM TO THEIR EXPECTATIONS.

AT	35.	IMPORTANT!! THIS TRANSACTION HAS NOT BEEN APPROVED FOR INSURANCE AGAINST UNRECORDED LABOR AND MATERIAL LIEN RIGHTS NOR FOR MATTERS THAT COULD BE DISCLOSED BY AN ACCURATE AND COMPLETE SURVEY OF THE LAND. YOU MAY NOT CLOSE UNTIL YOU HAVE RECEIVED A SUPPLEMENTAL FROM THE TITLE UNIT ADDRESSING THIS PARAGRAPH!

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

		TO PROVIDE AN EXTENDED COVERAGE OWNER’S POLICY GENERAL EXCEPTIONS A THROUGH D WILL BE CONSIDERED WHEN OUR INSPECTION AND/OR REVIEW OF SURVEY, IF REQUIRED, IS COMPLETED. GENERAL EXCEPTIONS E THROUGH H WILL REMAIN IN THE OWNER’S POLICY TO ISSUE. A SUPPLEMENTAL COMMITMENT WILL FOLLOW.

		IF THE ANTICIPATED CLOSING DATE IS LESS THAN 4 WEEKS FROM THE DATE OF THIS COMMITMENT, PLEASE CONTACT YOUR TITLE OFFICER IMMEDIATELY.

AU	36.	PRIOR TO ISSUING AN EXTENDED FORM OWNER’S POLICY THIS COMPANY REQUIRES THAT THE PARTIES TO THE TRANSACTION PROVIDE AN ALTA/ACSM CERTIFIED, AS-BUILT SURVEY.

AV

NOTE 1:

IN THE EVENT THE OWNER’S POLICY COVERAGE IS CHANGED FROM EXTENDED TO STANDARD COVERAGE A CHARGE OF $230.00, PLUS $21.85 SALES TAX, WILL BE ADDED TO COVER THE COSTS RELATING TO THE EXTENDED COVERAGE INSPECTION.

AW		NOTE 2: ANY MAP FURNISHED WITH THIS COMMITMENT IS FOR CONVENIENCE IN LOCATING THE LAND INDICATED HEREIN WITH REFERENCE TO STREETS AND OTHER LAND. NO LIABILITY IS ASSUMED BY REASON OF RELIANCE THEREON.

AX

NOTE 3:

EFFECTIVE JANUARY 1, 1997, DOCUMENT FORMAT AND CONTENT REQUIREMENTS HAVE BEEN IMPOSED BY WASHINGTON LAW. FAILURE TO COMPLY WITH THE FOLLOWING REQUIREMENTS MAY RESULT IN REJECTION OF THE DOCUMENT BY THE COUNTY RECORDER OR IMPOSITION OF A $50.00 SURCHARGE.

		FOR DETAILS OF THESE STATEWIDE REQUIREMENTS PLEASE VISIT THE KING COUNTY RECORDER’S OFFICE WEBSITE AT WWW.KINGCOUNTY.GOV/BUSINESS/RECORDERS.ASPX AND SELECT ONLINE FORMS AND DOCUMENT STANDARDS.

		THE FOLLOWING MAY BE USED AS AN ABBREVIATED LEGAL DESCRIPTION ON THE DOCUMENTS TO BE RECORDED TO COMPLY WITH THE REQUIREMENTS OF RCW 65.04. SAID ABBREVIATED LEGAL DESCRIPTION IS NOT A SUBSTITUTE FOR A COMPLETE LEGAL DESCRIPTION WHICH MUST ALSO APPEAR IN THE BODY OF THE DOCUMENT:

		ALL OF LOTS 1-7 & A PORTION OF LOT 8, BLOCK 327, SEATTLE TIDELANDS, IN THE NORTHEAST QUARTER OF SECTION 6-24-4.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363962
Your No.:

SPECIAL EXCEPTIONS

END OF SCHEDULE B

CLTACMB2/RDA/0999

COMMITMENT FOR TITLE INSURANCE

BY

Chicago Title Insurance Company

Chicago Title Insurance Company, a Nebraska corporation (“Company”), for a valuable consideration, commits to issue its policy or policies of title insurance, as identified in Schedule A, in favor of the Proposed Insured named in Schedule A, as owner or mortgagee of the estate or interest in the land described or referred to in Schedule A, upon payment of the premiums and charges and compliance with the Requirements; all subject to the provisions of Schedule A and B and to the Conditions of this Commitment.

This Commitment shall be effective only when the identity of the Proposed Insured and the amount of the policy or policies committed for have been inserted in Schedule A by the Company.

All liability and obligation under this Commitment shall cease and terminate 6 months after the Effective Date or when the policy or policies committed for shall issue, whichever first occurs, provided that the failure to issue the policy or policies is not the fault of the Company.

The Company will provide a sample of the policy form upon request.

IN WITNESS WHEREOF, Chicago Title Insurance Company has caused its corporate name and seal to be affixed by its duly authorized officers on the date shown in Schedule A.

Chicago Title Insurance Company

By:
Chicago Title of Washington 701 5th Avenue, Suite 2300 Seattle, WA 98104

President
ATTEST:

Secretary

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CONDITIONS

1.	The term mortgage, when used herein, shall include deed of trust, trust deed, or other security instrument.

2.	If the proposed Insured has or acquired actual knowledge of any defect, lien, encumbrance, adverse claim or other matter affecting the estate or interest or mortgage thereon covered by this Commitment other than those shown in Schedule B hereof, and shall fail to disclose such knowledge to the Company in writing, the Company shall be relieved from liability for any loss or damage resulting from any act of reliance hereon to the extent the Company is prejudiced by failure to so disclose such knowledge. If the proposed Insured shall disclose such knowledge to the Company, or if the Company otherwise acquires actual knowledge of any such defect, lien, encumbrance, adverse claim or other matter, the Company at its option may amend Schedule B of this Commitment accordingly, but such amendment shall not relieve the Company from liability previously incurred pursuant to paragraph 3 of these Conditions.

3.	Liability of the Company under this Commitment shall be only to the named proposed Insured and such parties included under the definition of Insured in the form of policy or policies committed for and only for actual loss incurred in reliance hereon in undertaking in good faith (a) to comply with the requirements hereof, or (b) to eliminate exceptions shown in Schedule B, or (c) to acquire or create the estate or interest or mortgage thereon covered by this Commitment. In no event shall such liability exceed the amount stated in Schedule A for the policy or policies committed for and such liability is subject to the insuring provisions and Conditions and the Exclusions from Coverage of the form of policy or policies committed for in favor of the proposed Insured which are hereby incorporated by reference and are made a part of this Commitment except as expressly modified herein.

4.	This Commitment is a contract to issue one or more title insurance policies and is not an abstract of title or a report of the condition of title. Any action or actions or rights of action that the proposed Insured may have or may bring against the Company arising out of the status of the title to the estate or interest or the status of the mortgage thereon covered by this Commitment must be based on and are subject to the provisions of this Commitment.

5.	The policy to be issued contains an arbitration clause. All arbitrable matters when the Amounts of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. You may review a copy of the arbitration rules at <http://www.alta.org/>.

FORM 72-83-06 (6/08)	ALTA Commitment - 2006

CHICAGO TITLE COMPANY

701 FIFTH AVENUE, #2300, SEATTLE, WA 98104

A.L.T.A. COMMITMENT
SCHEDULE A	Order No.:	1363961

Title Unit:	U-06	Customer Number:	MET PARK NORTH /NBU 160330433
Phone:	(206)628-5610	Buyer(s):
Fax:	(206)628-9717
Officer:	SAVIDIS/CAMPBELL/EISENBREY/HARRIS

Commitment Effective Date: MAY 9, 2013 at 8:00 A.M.

1.	Policy or Policies to be issued:
	ALTA Owner’s Policy	Amount:	$0.00
	EXTENDED POLICY (6/17/2006)	Premium:
	COMMERCIAL SHORT TERM/PRIOR POLICY	Tax:
RATE

Proposed Insured:

Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
Premium:
Tax:
Proposed Insured:

Policy or Policies to be issued:
	ALTA Loan Policy	Amount:	$0.00
Premium:
	Proposed Insured:	Tax:

2.	The estate or interest in the land which is covered by this Commitment is:
FEE SIMPLE

3.	Title to the estate or interest in the land is at the effective date hereof vested in:
1220 HOWELL LLC, A DELAWARE LIMITED LIABILITY COMPANY

4.	The land referred to in this Commitment is described as follows:
SEE ATTACHED LEGAL DESCRIPTION EXHIBIT

COMMA805/KLC/11.1.05

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE A

(Continued)

Order No.:	1363961
Your No.:

LEGAL DESCRIPTION EXHIBIT

(Paragraph 4 of Schedule A continuation)

LOTS 7, 8, 9, 10, 11 AND 12, BLOCK 55, SECOND ADDITION TO THE TOWN OF SEATTLE AS LAID OFF BY THE HEIRS OF SARAH A. BELL (DECEASED), (COMMONLY KNOWN AS HEIRS OF SARAH A. BELL’S SECOND ADDITION TO THE CITY OF SEATTLE), ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 1 OF PLATS, PAGE(S) 121, IN KING COUNTY, WASHINGTON;

EXCEPT THE NORTHWESTERLY 7 FEET OF SAID LOT 7 CONDEMNED FOR STEWART STREET BY THE CITY OF SEATTLE ON JULY 29, 1908 UNDER KING COUNTY SUPERIOR COURT CAUSE NUMBER 58229 AS PROVIDED FOR IN CITY OF SEATTLE ORDINANCE NUMBER 14881.

CLTACMA6/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT
SCHEDULE B	Order No.: 1363961
Your No.:

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

GENERAL EXCEPTIONS

A.	Rights or claims of parties in possession, or claiming possession, not shown by the Public Records.

B.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land.

C.	Easements, prescriptive rights, rights-of-way, liens or encumbrances, or claims thereof, not shown by the Public Records.

D.	Any lien, or right to a lien, for contributions to employee benefit funds, or for state workers’ compensation, or for services, labor, or material heretofore or hereafter furnished, all as imposed by law, and not shown by the Public Records.

E.	Taxes or special assessments which are not yet payable or which are not shown as existing liens by the Public Records.

F.	Any lien for service, installation, connection, maintenance, tap, capacity, or construction or similar charges for sewer, water, electricity, natural gas or other utilities, or for garbage collection and disposal not shown by the Public Records.

G.	Unpatented mining claims, and all rights relating thereto; reservations and exceptions in United States Patents or in Acts authorizing the issuance thereof; Indian tribal codes or regulations, Indian treaty or aboriginal rights, including easements or equitable servitudes.

H.	Water rights, claims or title to water.

I.	Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the Public Records, or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires of record for value the estate or interest or mortgage thereon covered by this Commitment.

SPECIAL EXCEPTIONS FOLLOW

WLTACOMB bk 05/17/07

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	001363961
Your No.:

SPECIAL EXCEPTIONS

A	1.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

		GRANTEE(S):	MET PARK EAST IV, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY; AND MET PARK WEST IV, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY
		PURPOSE:	PARKING
		AREA AFFECTED:	PORTION OF SAID PREMISES
		RECORDED:	OCTOBER 20, 2005
		RECORDING NUMBER:	20051020001631

B		AS AMENDED BY FIRST AMENDMENT THERETO:

		RECORDED	MARCH 28, 2006
		RECORDING NUMBER:	20060328002381

C		SAID EASEMENT HAS BEEN MODIFIED BY AMENDMENT THERETO RECORDED UNDER RECORDING NUMBER 20080421002126.

D	2.	MEMORANDUM OF DRAINAGE CONTROL PLAN AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	MARTIN SELIG
		AND:	CITY OF SEATTLE
		RECORDED:	JUNE 6, 1991
		RECORDING NUMBER:	9106060726
		REGARDING:	MAINTENANCE OF DRAINAGE CONTROL FACILITY

E	3.	TMP ACKNOWLEDGMENT LETTER AND THE TERMS AND CONDITIONS THEREOF:

		EXECUTED BY:	BENAROYA CAPITAL COMPANY, LLC
		RECORDED:	MARCH 18, 1999
		RECORDING NUMBER:	9903183344
		REGARDING:	TRANSPORTATION MANAGEMENT PLAN FOR BUILDING LOCATED ON SAID PREMISES

CLTACMB1/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

F	4.	RELEASE OF DAMAGE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	BENAROYA CAPITAL COMPANY, L.L.C.
		AND:	CITY OF SEATTLE
		RECORDED:	JULY 16, 1999
		RECORDING NUMBER:	19990716000245

		RELEASING CITY OF SEATTLE FROM ALL FUTURE CLAIMS FOR DAMAGES RESULTING FROM:

		PERMISSION TO OCCUPY DEDICATED STREET/ALLEY AREA(S) BY ERECTING AND MAINTAINING THEREIN A SHORING SYSTEM WITH EXTERIOR TIEBACKS.

G	5.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	BENAROYA CAPITAL COMPANY, LIMITED LIABILITY COMPANY
		AND:	CITY OF SEATTLE
		RECORDED:	SEPTEMBER 27, 1999
		RECORDING NUMBER:	19990927001807
		REGARDING:	MAINTENANCE OF DRAINAGE CONTROL FACILITY

H	6.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	BENAROYA CAPITAL COMPANY, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY (LICENSOR)
		AND:	SEAFX PROPERTY, L.P., A TEXAS LIMITED PARTNERSHIP (LICENSEE)
		RECORDED:	NOVEMBER 4, 1999
		RECORDING NUMBER:	19991104001409
		REGARDING:	RIGHT TO USE A PORTION OF PARKING STALLS LOCATED ON SAID PREMISES

I		THE LICENSOR’S INTEREST WAS ASSIGNED TO MET PARK NORTH IV, L.L.C., BY INSTRUMENT:

		RECORDED:	OCTOBER 20, 2005
		RECORDING NUMBER:	20051020001630

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

J	7.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	BENAROYA CAPITAL COMPANY, LLC
		AND:	CITY OF SEATTLE
		RECORDED:	OCTOBER 6, 2000
		RECORDING NUMBER:	20001006000278
		REGARDING:	OFF-SITE ACCESSORY PARKING

K	8.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	BENAROYA CAPITAL COMPANY, L.L.C.
		AND:	CITY OF SEATTLE, CITY LIGHT DEPARTMENT
		RECORDED:	NOVEMBER 1, 2000
		RECORDING NUMBER:	20001101000067
		REGARDING:	EQUIPMENT TRANSPORTATION

L	9.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

		BETWEEN:	MET PARK NORTH IV, L.L.C.
		AND:	MET PARK EAST IV, L.L.C., AND MET PARK WEST, L.L.C.
		RECORDED:	MARCH 28, 2006
		RECORDING NUMBER:	20060328002381
		REGARDING:	COVENANT REGARDING PARKING

M	10.	MATTERS DISCLOSED IN ALTA SURVEY BY BUSH, ROED & HITCHINGS, INC., DATED JANUARY 26, 2006, REVISED FEBRUARY 21, 2012, AND DESIGNATED JOB NO. 2005160.05 AS FOLLOWS:

		A) ENCROACHMENT OF THE UPPER LEVEL BUILDING FACE INTO THE ADJOINING ALLEY A DISTANCE OF 0.4 FEET;
		B) ENCROACHMENT OF THE UPPER LEVEL BUILDING FACE INTO THE RIGHT OF WAY FOR HOWELL STREET A DISTANCE OF 1.1 FEET; AND
		C) AWNINGS EXTEND INTO THE ADJOINING RIGHTS OF WAY FOR STEWART STREET AND YALE AVENUE.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

N	11.	PAYMENT OF THE REAL ESTATE EXCISE TAX, IF REQUIRED.

		THE PROPERTY DESCRIBED HEREIN IS SITUATED WITHIN THE BOUNDARIES OP LOCAL TAXING AUTHORITY OP CITY OF SEATTLE. PRESENT RATE IS 1.78%.

		ANY CONVEYANCE DOCUMENT MUST BE ACCOMPANIED BY THE OFFICIAL WASHINGTON STATE EXCISE TAX AFFIDAVIT. THE APPLICABLE EXCISE TAX MUST BE PAID AND THE AFFIDAVIT APPROVED AT THE TIME OF THE RECORDING OP THE CONVEYANCE DOCUMENTS.

		(NOTE: A DEED EXEMPT FROM EXCISE TAX IS STILL SUBJECT TO THE $5.00 TECHNOLOGY FEE AND AN ADDITIONAL $5.00 AFFIDAVIT PROCESSING FEE).

O	12.	GENERAL AND SPECIAL TAXES AND CHARGES, PAYABLE FEBRUARY 15, DELINQUENT IF FIRST HALF UNPAID ON MAY 1, SECOND HALF DELINQUENT IF UNPAID ON NOVEMBER 1 OF THE TAX YEAR (AMOUNTS DO NOT INCLUDE INTEREST AND PENALTIES):

		YEAR:	2013
		TAX ACCOUNT NUMBER:	066000-2381-06
		LEVY CODE:	0010
		ASSESSED VALUE-LAND:	$ 17,040,000.00
		ASSESSED VALUE-IMPROVEMENTS:	$ 36,167,000.00

		GENERAL & SPECIAL TAXES:	BILLED:	$ 562,747.30
			PAID:	$ 281,373.65
			UNPAID:	$ 281,373.65

P	13.	MEMORANDUM OF LEASE, INCLUDING THE TERMS AND CONDITIONS OP THE LEASE DISCLOSED THEREIN:

		LESSOR:	BENAROYA CAPITAL, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY
		LESSEE:	24 HOUR FITNESS, INC., A CALIFORNIA CORPORATION
		RECORDED:	APRIL 23, 1999
		RECORDING NUMBER:	9904231487

Q		AFFECTS: PORTION OF SAID PREMISES

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

R	14.	DEED OF TRUST AND ASSIGNMENT OF RENTS AND/OR LEASES, AND THE TERMS AND CONDITIONS THEREOF:

		GRANTOR:	1220 HOWELL LLC, A DELAWARE LIMITED LIABILITY COMPANY
		TRUSTEE:	CHICAGO TITLE INSURANCE COMPANY
		BENEFICIARY:	AXA EQUITABLE LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
		AMOUNT:	$ 38,610,000.00
		DATED:	MARCH 23, 2012
		RECORDED:	MARCH 23, 2012
		RECORDING NUMBER:	20120323001129

THE AMOUNT NOW SECURED BY SAID DEED OF TRUST AND THE TERMS UPON WHICH THE SAME CAN BE DISCHARGED OR ASSUMED SHOULD BE ASCERTAINED FROM THE HOLDER OF THE INDEBTEDNESS SECURED.

S	15.	ASSIGNMENT OF LEASES AND RENTS GIVEN FOR SECURITY AND THE TERMS AND CONDITIONS THEREOF:

		ASSIGNOR:	1220 HOWELL LLC, A DELAWARE LIMITED LIABILITY COMPANY
		ASSIGNEE:	AXA EQUITABLE LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
		DATED:	MARCH 23, 2012
		RECORDED:	MARCH 23, 2012
		RECORDING NUMBER:	20120323001130

T	16.	MEMORANDUM OF LEASE, INCLUDING THE TERMS AND CONDITIONS OF THE LEASE DISCLOSED THEREIN:

		LESSOR:	1220 HOWELL LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LESSEE:	AMAZON CORPORATE LLC, A DELAWARE LIMITED LIABILITY COMPANY
		RECORDED:	MARCH 22, 2013
		RECORDING NUMBER:	20130322000901

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

U	17.	SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

		LENDER:	AXA EQUITABLE LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
		TENANT:	AMAZON CORPORATE LLC, A DELAWARE LIMITED LIABILITY COMPANY
		LANDLORD:	1220 HOWELL LLC, A DELAWARE LIMITED LIABILITY COMPANY
		RECORDED:	MARCH 26, 2013
		RECORDING NUMBER:	20130326001164

V	18.

UNRECORDED LEASEHOLDS, IF ANY, RIGHTS OF VENDORS AND HOLDERS OF

SECURITY INTERESTS ON PERSONAL PROPERTY INSTALLED UPON SAID PROPERTY AND RIGHTS OF TENANTS TO REMOVE TRADE FIXTURES AT THE EXPIRATION OF THE TERM.

W	19.	TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT FOR 122 0 HOWELL LLC.

X		NOTE: A COPY OF THE LIMITED LIABILITY COMPANY AGREEMENT, AND AMENDMENTS THERETO, IF ANY, MUST BE SUBMITTED.

Y	20.

ANY CONVEYANCE OR MORTGAGE BY 122 0 HOWELL LLC, MUST BE EXECUTED IN

ACCORDANCE WITH THE LIMITED LIABILITY COMPANY AGREEMENT AND BY ALL THE MEMBERS, OR EVIDENCE MUST BE SUBMITTED THAT CERTAIN DESIGNATED MANAGERS/MEMBERS HAVE BEEN AUTHORIZED TO ACT FOR THE LIMITED LIABILITY COMPANY.

Z	21.	TITLE IS TO BE VESTED IN PERSONS NOT YET REVEALED AND WHEN SO VESTED WILL BE SUBJECT TO MATTERS DISCLOSED BY A SEARCH OF THE RECORDS AGAINST THEIR NAMES.

AA	22.

THE LEGAL DESCRIPTION IN THIS COMMITMENT IS BASED ON INFORMATION

PROVIDED WITH THE APPLICATION AND THE PUBLIC RECORDS AS DEFINED IN THE POLICY TO ISSUE. THE PARTIES TO THE FORTHCOMING TRANSACTION MUST NOTIFY THE TITLE INSURANCE COMPANY PRIOR TO CLOSING IP THE DESCRIPTION DOES NOT CONFORM TO THEIR EXPECTATIONS.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

AB	23.	IMPORTANT!! THIS TRANSACTION HAS NOT BEEN APPROVED FOR INSURANCE AGAINST UNRECORDED LABOR AND MATERIAL LIEN RIGHTS NOR FOR MATTERS THAT COULD BE DISCLOSED BY AN ACCURATE AND COMPLETE SURVEY OP THE LAND. YOU MAY NOT CLOSE UNTIL YOU HAVE RECEIVED A SUPPLEMENTAL PROM THE TITLE UNIT ADDRESSING THIS PARAGRAPH!

		TO PROVIDE AN EXTENDED COVERAGE OWNER’S POLICY GENERAL EXCEPTIONS A THROUGH D WILL BE CONSIDERED WHEN OUR INSPECTION AND/OR REVIEW OF SURVEY, IF REQUIRED, IS COMPLETED, GENERAL EXCEPTIONS E THROUGH H WILL REMAIN IN THE OWNER’S POLICY TO ISSUE, A SUPPLEMENTAL COMMITMENT WILL FOLLOW.

		IF THE ANTICIPATED CLOSING DATE IS LESS THAN 4 WEEKS FROM THE DATE OF THIS COMMITMENT, PLEASE CONTACT YOUR TITLE OFFICER IMMEDIATELY.

AC	24.	PRIOR TO ISSUING AN EXTENDED FORM OWNER’S POLICY THIS COMPANY REQUIRES THAT THE PARTIES TO THE TRANSACTION PROVIDE AN ALTA/ACSM CERTIFIED, AS-BUILT SURVEY.

AD

NOTE 1:

IN THE EVENT THE OWNER’S POLICY COVERAGE IS CHANGED FROM EXTENDED TO STANDARD COVERAGE A CHARGE OF $230.00, PLUS $21.85 SALES TAX, WILL BE ADDED TO COVER THE COSTS RELATING TO THE EXTENDED COVERAGE INSPECTION.

AE		NOTE 2: ANY MAP FURNISHED WITH THIS COMMITMENT IS FOR CONVENIENCE IN LOCATING THE LAND INDICATED HEREIN WITH REFERENCE TO STREETS AND OTHER LAND. NO LIABILITY IS ASSUMED BY REASON OF RELIANCE THEREON.

AF

NOTE 3:

EFFECTIVE JANUARY 1, 1997, DOCUMENT FORMAT AND CONTENT REQUIREMENTS HAVE BEEN IMPOSED BY WASHINGTON LAW. FAILURE TO COMPLY WITH THE FOLLOWING REQUIREMENTS MAY RESULT IN REJECTION OF THE DOCUMENT BY THE COUNTY RECORDER OR IMPOSITION OF A $50.00 SURCHARGE.

		FOR DETAILS OF THESE STATEWIDE REQUIREMENTS PLEASE VISIT THE KING COUNTY RECORDER’S OFFICE WEBSITE AT WWW.KINGCOUNTY.GOV/BUSINESS/RECORDERS.ASPX AND SELECT ONLINE FORMS AND DOCUMENT STANDARDS.

CLTACMB2/RDA/0999

CHICAGO TITLE COMPANY

A.L.T.A. COMMITMENT

SCHEDULE B

(Continued)

Order No.:	1363961
Your No.:

SPECIAL EXCEPTIONS

THE FOLLOWING MAY BE USED AS AN ABBREVIATED LEGAL DESCRIPTION ON THE DOCUMENTS TO BE RECORDED TO COMPLY WITH THE REQUIREMENTS OF RCW 65.04. SAID ABBREVIATED LEGAL DESCRIPTION IS NOT A SUBSTITUTE FOR A COMPLETE LEGAL DESCRIPTION WHICH MUST ALSO APPEAR IN THE BODY OF THE DOCUMENT:

PORTION OF LOT 7 AND ALL OF LOTS 8-12, BLOCK 55, VOLUME 1 OF PLATS, PAGE 121.

END OF SCHEDULE B

CLTACMB2/RDA/0999

Schedule 1.2(a)

List of Documents Produced as Part of the Seller Diligence Documents

Finance - Expenses

First and King

2013 Budget

First & King - 2013 Budget

First & King - Parking Revenue

Historical Capital Work

First & King - Historical Capital Projects

Operating Statements

First & King 2011 Income Statement

First & King 2012 Income Statement

First & King March-2013 YTD Income Statement

Parking Agreement

Standard Parking Agreement October 2011

Property Management Agreement

CBRE Agreement - Executed

Schedule of Planned Capital Work

First & King - Schedule of Planned Capital Projects

Tax Bills

Tax Bill - 2011 Taxes - Paid in 2012

Tax Bill - 2012 Taxes - To Pay in 2013

Tax Notice - 2012 Taxes - To Pay in 2013

Met Park North

2013 Budget

2013 Met Park North Budget

Met Park North 2013 parking Budget-10-13-12 -82090

Met Park North Parking Revenue Reforecast - Monthly parkers (Aug 13 - Dec 13)

MPN - Parking Model

Historical Capital Work

MPN Historical Capital Work

Operating Statements

MPN_2012 Operating Statement

MPN_March 2013 YTD Operating Statement

Parking Agreement

Fully Executed Parking Management Agreement.(4.16.2012).Standard Parking

Property Management Agreement

Fully Executed Property Management Agreement.(6.30.2012)

Schedule of Planned Capital Work

MPN Schedule of Planned Capital Work

Tax Bills

MPN 2011 Tax Bill

MPN 2012 Tax Bill (website)

MPN 2013 Tax Bill

Schedule 1.2(a)

Tax Consultant Agreement

NWPTC_MPN Authorization_executed

Tax Consultant Agreement_3.8.13

Northview

2013 Budget

Northview_2013 Budget

Historical Capital Work

NCC Historical Capital Work

Operating Statements

NCC 2011 Income Statement

NCC 2012 Income Statement

NCC Mar-2013 YTD Income Statement

Property Management Agreement

Property Management Agreement

NCC-Amendment to Property Management Agreement

Second Amendment to Property Management Agreement (dated)

Tax Bills

2011 Tax Bills

2012 Tax Bills

2013 Tax Bills

Tax Consultant Agreement

Signed Proposal August 2012

Finance - Income

First and King

Expense Reimbursements

CAMs 2011 and Estimates for 2012

Cap One CAM 2012

EMC CAM 2012

First & King - 1Q13 Budget - Reimbursements

ING_Letter

Nuance CAM 2012

Nuance_Letter

Summary of ING Base Year Final

Summit Power CAM 2012

Lease Documents

Licenses and Agreements

atlas_20110718172656

Cingular Memorandum of Agreement Dated 11.29.04

Cingular Subordination Agreement Dated 11.29.04

Commencement of Cingular Lease Letter Dated 12 10 04 (2)

Communications Site Lease Agreement Dated 11 29 04

Schedule 1.2(a)

Drop Box Agreement Dated 06 24 05

UPS-Additional Letter Agreement Dated 08 03 87

UPS-Letter Agreement Dated 08 03 87_#2

Comcast agreement and easement

Capital One

Deli

EMC

Nuance

Socrata

Summit Power

Misc Income

Arpil 2013

First King - Parking Budget_2013

FK_Event Parking Revenue - Thru Sep ‘12

FK_Parking 2012 Operating Statement

March 2013

Parking Summary - Tenant Spaces and Allowances

Rent Roll

First & King - RR

First and King Rent Roll_3.2013

Met Park North

Expense Reimbursements

Historical

24 Hour Fitness CAMs

Martini CAMs

Nordstrom CAMs

Reza CAMs

Starbucks CAMs

Subway CAMs

2011 Escalation True-Up - Evidence of Refund Payment to Tenants 3.21.12

2012 CAM Estimates 2012 Escalations

2012 FINAL CAM Rec Calculation

2013 Estimates_MPN

MPN 2012 Est Escalation-All Tenants

MPN 2012 Est Escalation-Nordstrom(Feb-Dec)

Tenant Pools_MPN 2012 Finals

Lease Documents

24 Hour Fitness

24 Hour Fitness Estoppel dated 2006

Amazon.com

Dr. Jurga Martini

Nordstrom

Subway

Telecommunications Agreements

Schedule 1.2(a)

Misc Income

Parking

Rent Roll

Met Park North - RR

MPN Rent Roll_3.2013

Northview

Expense Reimbursements

2012_CAM Recs_NCC

2013 OPX Estimates Worksheets

NCC_ 2011 CAM Rec TT Worksheets FINAL 5-17-12

License Agreements

Verizon

Lease Documents

ADP

All for Kidz

Audit and Adjustment

Cemex

Comcast

Davis Schueller

lEPlexus

FEMA

Fine Business Solutions

Homestreet Bank

Lion New Media

PBSJ

University of Phoenix

Misc Income

_Summary

Parking Agreement_LION

Storage Agreement_FBS

Storage Agreement_FEMA

NCC DS Parking 2011

NCC DS Parking 2012

NCC DS Storage

NCC MTM Storage_Cobalt

Rent Roll

Northview 03.2013 Rent Roll

Northview Corporate Center - RR

Schedule 1.2(a)

Legal

First and King

Certificate of Occupancy

Easements

Legal Description and ALTA Survey

Title

Zoning

Met Park North

Certificate of Occupancy

Easements

Legal Description and ALTA Survey

Permits

Title

Warranties

Zoning

Northview

CC&Rs

Tl Final -

Permits

Easements

Legal Description and ALTA Survey

Signs

Title

Zoning

Physical

First and King

BOMA and Floor Plans

CAD Files

Phase I Environmental

Phase II Environmental

Property Condition Report

Warranties

Summary of Starbucks Improvements

Met Park North

BOMA and Floor Plans

CAD Files

Flood

Phase I documents

Property Condition Reports

Seismic

Northview

ADA Survey

BOMA and Floor Plans

CAD Files

Phase I Environmental

Property Condition Reports

Structural

Schedule 1.2(a)

SSC Capital & Free Rent Obligations

Schedule of LL schedule of improvements in progress

Schedule of free/reduced rent obligations

Schedule of contingent/remaining leasing commissions

Schedule of LL Tl obligations outstanding

Accounting/Financing Reporting Docs/Reports

First and King

Tenant Histories/Monthly billings/collections

Aged Delinquencies

General Ledger

Security Deposit Master list

Historical Utility Bills

Tenant CM Report

Met Park North

Tenant Histories/Monthly billings/collections

Aged Delinquencies

General Ledger

Security Deposit Master list

Historical Utility Bills

Tenant CM Report

Northview

Tenant Histories/Monthly billings/collections

Aged Delinquencies

General Ledger

Security Deposit Master list

Historical Utility Bills

Tenant CM Report

Property Documents

First and King

Copies of all service contracts to be transferred

Right of Entry agreement with the State of Washington (9/22/11)

Viaduct and Railroad Way Documents

120627 Viaduct Coordination Meeting Notes

120710 Viaduct Coordination Meeting Notes

City Plan

Executed - Noise Monitor.Right of Entry Agreement

Noise Report - 3.14.13

Railroad Way - Spear Street Capital

Transpo Agreement - Executed

Tunnel Contact List

WashDOT Letter about Surveys - 12.5.12

WashDOT ROE

Railroad Way - SSC Specific Slides

Schedule 1.2(a)

Bloom Consulting Contract

List of personal property

Schedule of Building Service contracts/agreements

Inspection Reports and Licenses

Tenant’s certificates of insurance

Listing Agreements

Met Park North

Copies of all service contracts to be transferred

Bloom Consulting Contract

HVAC Equipment maintenance reports

List of personal property

Schedule of Building Service contracts/agreements

Inspection Reports and Licenses

Tenant’s certificates of insurance

Listing Agreements

Northview

Building Standards

Bloom Consulting Contract

Copies of all service contracts to be transferred

HVAC Equipment maintenance reports

List of personal property

Schedule of Building Service contracts/agreements

Inspection Reports and Licenses

Tenant’s certificates of insurance

Listing Agreements

Schedule 1.2(a)

Schedule 2.1

Allocated Value for Each Property (including Personal Property Value)

Name of Seller	Name of Property owned by Seller	Allocated Value to Real Property and Personal Property

1220 Howell LLC	Metropolitan Park – North Tower, Seattle, Washington	Real Property: $ Personal Property: $

King & Dearborn, LLC	83 South King Street and 505 First Street, Seattle, Washington	Real Property: $ Personal Property: $

Northview Corporate Center LLC	Northview Corporate Center, 20700 44th Avenue West, Lynnwood, Washington	Real Property: $ Personal Property: $

Schedule 2.1

Schedule 5.1

Litigation

None.

Schedule 5.1

Schedule 5.1(b)

List of any Tenant Audits of Operating Expenses

None.

Schedule 5.1(b)

Schedule 5.1(f)

List of Tax Appeals

Met Park North:

•	Pending 2011 value for 2012 taxes pending at the Board of Tax Appeals. A hearing is not yet scheduled.

•	Pending 2012 value for 2013 taxes pending with the Board of Tax Appeals. A hearing is not yet scheduled.

Northview:

•	Pending 2011 value for 2012 taxes pending at the Board of Tax Appeals. A hearing is not yet scheduled.

•	Pending 2012 value of 2013 taxes pending with the County Board of Equalization. A hearing is not yet scheduled.

Schedule 5.1(f)

Schedule 5.1(g)(1)

Description of Current Ongoing Tenant Improvement Work and

Improvement Allowance for Such Work, Free Rent, Current and Future Brokerage

Commissions, and Other Unexpired or Outstanding Tenant Inducements of Monetary Concessions

Schedule of Remaining Capital Obligations
As of				6/5/2013

Schedule of Contigent/Remaining Leasing Commissions
Tenant	Anticipated Payment Date	Total Obligation	Amount Paid	Estimated Remaining Obligation
First & King
EMC (2nd floor expansion)	6/1/13 and 1/1/14	$622,833	—	$622,833
Met Park North
24 Hour Fitness	6/1/2013	$113,346	—	$113,346
Northview Corporate Center
Lion New Media	10/1/2013	$10,074	—	$10,074

Schedule of LL Tl Outstanding Obligations
Tenant	Estimated Start Date	Total Obligation	Amount Paid	Estimated Remaining Obligation
First & King
EMC (2nd floor expansion)	6/1/2013	$3,006,780	—	$3,006,780
Met Park North
Amazon	7/3/2013	$4,807,670	—	$4,807,670
24 Hour Fitness	TBD	$377,820	—	$377,820
Jurga Martini	5/12/2013	$124,300	$105,430	$18,870
Northview Corporate Center
Cemex	In progress	$141,855	—	$141,855
Davis Schueller	N/A	$6,000	—	$6,000
HomeStreet	N/A	$65,870	—	$65,870
HomeStreet	N/A	$96,248	—	$96,248
Lion New Media	10/1/2013	$34,440	—	$34,440

Schedule of Free Rent
Tenant	Total Free Rent	Estimated Transaction Close Date	Amount Past	Estimated Remaining Obligation	Per diem Free Rent
Northview Corporate Center
Cemex	$58,028	7/12/2013	15,550	$42,478	$379.26

Schedule of Rent Obligations for Leases Yet to Commence

Tenant	Original Seller Argus Credit	Estimated Transaction Close Date		Estimated Credit to Buyer	Note
First & King

EMC (2nd floor expansion) Modified Gross Rent	$720,000	7/12/2013		$676,957	Adjusted for Closing Date
Met Park North
Amazon Modified Gross Rent	$1,600,000	7/12/2013		$1,600,000

Amazon Parking Payment	$400,000	7/12/2013		$376,087	Adjusted for Closing Date

TOTAL				$11,997,328

Schedule 5.1(g)(1)

Schedule 6.1(d)

List of Tenants

List of Tenants:

First and King

1.	Capital One Financial Corporation

2.	Chong Ku and Young Ae Kim (Deli)

3.	EMC Corporation

4.	Nuance Communications, Inc.

5.	Socrata, Inc.

6.	Summit Power Group Inc.

Met Park North

1.	24 Hour Fitness USA, Inc.

2.	Amazon Corporate LLC

3.	Jurga Martini D.M.D., P.S. d/b/a Advanced Metropolitan Dentistry

4.	Nordstrom, Inc.

5.	Subway Real Estate LLC

Northview

1.	ADP, Inc.

2.	All For Kidz, Inc.

3.	Audit & Adjustment Company, Inc.

4.	Cemex Construction Materials Pacific, LLC

5.	Davis Schueller, Inc.

6.	iePlexus

7.	United States of America

8.	Fine Business Solutions, LLC

9.	HomeStreet Bank

10.	Lion New Media LLC

11.	Post, Buckley, Schuh & Jernigan, Inc.

12.	University of Phoenix, Inc.

Schedule 6.1(d)

Schedule 6.1(d)(1)

Estoppel Certificates - List of Tenants With Form Estoppels Attached to Lease

First and King

1.	EMC Corporation

2.	Socrata, Inc.

Met Park North

1.	Amazon Corporate LLC

Northview

1.	ADP, Inc.

2.	All For Kidz, Inc.

3.	Audit & Adjustment Company, Inc.

4.	Cemex Construction Materials Pacific, LLC

5.	Fine Business Solutions, LLC

6.	HomeStreet Bank

7.	Lion New Media LLC

8.	Post, Buckley, Schuh & Jernigan, Inc.

9.	University of Phoenix, Inc.

Schedule 6.1(d)(1)

Schedule 7.2(e)

List of Required Tenant Estoppels

83 South King Street and 505 First Street:

1.	Nuance;

2.	EMC; and

3.	Capital One.

Metropolitan Park - North Tower:

1.	Amazon; and

2.	24 Hour Fitness.

Northview Corporate Center:

1.	ADP;

2.	HomeStreet Bank;

3.	University of Phoenix; and

4.	All for Kidz.

Schedule 7.2(e)

Schedule 7.2(f)

Lobby Work Budget

Schedule 7.2(f)

Lobby Renovation	MetPark North	Summary

Location	1st Floor	Start Date	1/18/2013
Report Date	6/8/2013	Subst Compl Date	6/15/2013 Phase 2 (west)
Approx RSF	3,000	Closed Date	TBD
Plan Date	11/5/2012

[ILLEGIBLE]

Architect/Engineering	45,500.00	15.17	49,872.50	16.62	48,122.50	16.04	45,441.55	2,680.95

Permit	8,975.00	2.99	0.00	0.00	0.00	0.00	0.00	0.00

Construction	548,534.37	182.84	612,069.72	204.02	612,069.72	204.02	316,734.49	295,335.23

Signage and Building Support	24,637.50	8.21	14,481.96	4.83	3,531.96	1.18	3,531.96	0.00

Haz/Mat and Consulting	2,000.00	0.67	762.50	0.25	762.50	0.25	762.50	0.00

Furniture, Fixtures & Equipment	58,177.35	19.39	70,839.55	23.61	70,839.55	23.61	43,874.05	26,965.50

Technology	7,336.50	2.45	7,336.50	2.45	0.00	0.00	0.00	0.00

Contingency	60,000.00	20.00	5,000.00	1.67	0.00	0.00	0.00	0.00

Project Management	35,349.04	11.78	38,018.14	12.67	36,766.31	12.26	18,117.82	18,648.49

Total Cost of Work	790,509.76	263.50	798,380.86	266.13	772,092.53	257.36	428,462.37	343,630.16

Lobby Renovation	MetPark North	Details

Location	1st Floor		Parent Permit	6323974, 6335585, 6346901
Report Date	6/8/2013		Child Permit	NA
Approx RSF	3,000		Start Date	1/18/2013
Plan Date	11/5/2012	Weaver Design	Subst Compl Date	6/15/2013 Phase 2 (west)
			Closed Date	TBD

Architect/Engineering	Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Weaver Architects #1206300		0.00		0.00		0.00
SD/DD NTE	8,000.00	2.67	8,000.00	2.67	8,000.00	2.67					Not to exceed		June 15, 2012 proposal
Permit/CD’s NTE	14,000.00	4.67	14,000.00	4.67	14,000.00	4.67					Not to exceed
Reimbursables- Allowance	1,000.00	0.33	1,000.00	0.33	1,000.00	0.33					Estimated
10% on subconsultants and reimb’s		0.00		0.00		0.00
Additional Services		0.00		0.00		0.00
Structural Engineer	5,000.00	1.67	5,000.00	1.67		0.00
Retail Concepts #1206302	500.00	0.17	500.00	0.17	500.00	0.17
Retail Rendering	1,000.00	0.33	1,000.00	0.33	1,000.00	0.33
Permit - combine to one set	3,000.00	1.00	3,000.00	1.00	3,000.00	1.00
Plan coordination and completion	5,000.00	1.67	5,000.00	1.67	5,000.00	1.67
Construction Administration	8,000.00	2.67	8,000.00	2.67	8,000.00	2.67
Furniture Selection		0.00		0.00	3.000.00	1.00					Proposal 1/16/13
Reimbursables- Allowance		0.00		0.00	250.00	0.08
		0.00		0.00		0.00
Building Permit		0.00	4,372.50	1.46	4,372.50	1.46					$3975 plus 10% markup
		0.00		0.00		0.00
Weaver Architects		0.00		0.00		0.00	3,693.72	1206300-01	5/31/2012		Initial marketing and Conceptual Design
Weaver Architects		0.00		0.00		0.00	5,008.70	1206300-02	6/30/2012
Weaver Architects		0.00		0.00		0.00	15,681.29	1206300-03	7/31/2012		Includes permit for $3975
Weaver Architects		0.00		0.00		0.00	2,816.25	1206300-04	8/31/2012
Weaver Architects		0.00		0.00		0.00	5,369.51	1206300-05	9/30/2012
Weaver Architects		0.00		0.00		0.00	7,276.22	1206300-06	10/31/2012
Weaver Architects		0.00		0.00		0.00	4,235.50	1206300-07	12/31/2012
Weaver Architects		0.00		0.00		0.00	1,360.36	1206300-08	1/31/2013
		0.00		0.00		0.00
		0.00		0.00		0.00

Pre-Tax Subtotal	45,500.00	15.17	49,872.50	16.62	48,122.50	16.04

WSST	0.00	0.00	0.00	0.00	0.00	0.00

Subtotals	45,500.00	15.17	49,872.50	16.62	48,122.50	16.04	45,441.55

Permit	Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Permit and Plan Review	3,975.00	1.33	0.00	0.00	0.00	0.00	See architecture section for invoicing
Permit Inspections	5,000.00	1.67	0.00	0.00		0.00
		0.00		0.00		0.00
		0.00		0.00		0.00

Pre-Tax Subtotal	8,975.00	2.99	0.00	0.00	0.00	0.00

WSST	0.00	0.00	0.00	0.00	0.00	0.00

Subtotals	8,975.00	2.99	0.00	0.00	0.00	0.00	0.00

Lobby Renovation	MetPark North	Details

Location	1st Floor		Parent Permit	6323974, 6335585, 6346901
Report Date	6/8/2013		Child Permit	NA
Approx RSF	3,000		Start Date	1/16/2013
Plan Date	11/5/2012	Weaver Design	Subst. Compl Date	6/15/2013 Phase 2 (west)
			Closed Date	TBD

Construction		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Davis Schueller		456,944.63	152.31	456,944.63	152.31	456,944.63	152.31
Alt 1— changes to CD’s			0.00	22,718.00	7.57	22,718.00	7.57
Yale Entry Door In-Fill		16,000.00	5.33	15,581.64	5.19	15,581.64	5.19					Newscope— 2/4/13
			0.00		0.00		0.00
Change Order Log		28,000.00	9.33	63,723.51	21.24	63,723.51	21.24					Budget increase approved per C. Hines 2/12/13
			0.00		0.00		0.00
Davis Schueller			0.00		0.00		0.00	132,737.77	22244	2/27/2013
Davis Schueller			0.00		0.00		0.00	183,996.72	22279	3/22/2013
			0.00		0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		500,944.63	166.98	558,967.78	186.32	558,967.78	186.32

WSST	9.50%	47,589.74	15.86	53,101.94	17.70	53,101.94	17.70

Subtotals		548,534.37	182.84	612,069.72	204.02	612,069.72	204.02	316,734.49

Signage and Building Support		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Directory		20,000.00	6.67	10,000.00	3.33		0.00
Food Court Signage		2,000.00	0.67	0.00	0.00		0.00
Temp Signage during const		500.00	0.17	0.00	0.00		0.00
			0.00		0.00		0.00
American Reprographics			0.00	164.70	0.05	164.70	0.05	180.35	20-492092	8/30/2012		Structural plans to digital
MacDonald Miller			0.00	3,060.83	1.02	3,060.83	1.02	3,351.61	SVC038737	2/21/2013		Filter replacements due to demo dust
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		22,500.00	7.50	13,225.53	4.41	3,225.53	1.08

WSST	9.50%	2,137.50	0.71	1,256.43	0.42	306.43	0.10

Subtotals		24,637.50	8.21	14,481.96	4.83	3,531.96	1.18	3,531.96

Haz/Mat and Consulting		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
TBD-survey and tests		2,000.00	0.67	762.50	025		0.00
PBS Environmental			0.00		0.00	762.50	0.25					ACM testing
PBS Environmental			0.00		0.00		0.00	762.50	40976.014	5/1/2013		Phase 1 Asbestos Survey
			0.00		0.00		0.00

Pre-Tax Subtotal		2,000.00	0.67	76250	025	762.50	0.25

WSST		0.00	0.00	0.00	0.00	0.00	0.00

Subtotals		2,000.00	0.67	762.50	0.25	76250	0.25	762.50

Furniture, Fixtures & Equipment		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
See Fum Choices tab		53,130.00	17.71	64,693.65	21.56		0.00
Legacy Group			0.00		0.00	64,693.65	21.56	894.00	8062	4/10/2013		deposit for ottoman fabric		Total $1,632.95 + tax
Legacy Group			0.00		0.00		0.00	34,526.00	7943	4/17/2013		Deposit for lobby furniture
Legacy Group			0.00		0.00		0.00	8,454.05	7785	5/16/2013		balance of Hightower order
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		53,130.00	17.71	64,693.65	21.56	64,693.65	21.56

WSST	9.50%	5,047.35	1.68	6,145.90	2.05	6,145.90	2.05

Subtotals		58,177.35	19.39	70,839.55	23.61	70,839.55	23.61	43,874.05

Lobby Renovation	MetPark North	Details

Location	1st Floor		Parent Permit	6323974, 6335585, 6346901
Report Date	6/8/2013		Child Permit	NA
Approx RSF	3,000		Start Date	1/18/2013
Plan Date	11/5/2012	Weaver Design	Subst. Compl Date	6/15/2013 Phase 2 (west)
			Closed Date	TBD

Technology		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
See Technology Tab		6,700.00	2.23	6,700.00	2.23		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		6,700.00	2.23	6,700.00	2.23	0.00	0.00

WSST	9.50%	636.50	0.21	636.50	0.21	0.00	0.00

Subtotals		7,336.50	2.45	7,336.50	2.45	0.00	0.00	0.00

Contingency		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Contingency		60,000.00	20.00	5,000.00	1.67	0.00	0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		60,000.00	20.00	5,000.00	1.67	0.00	0.00

WSST		0.00	0.00	0.00	0.00	0.00	0.00

Subtotals		60,000.00	20.00	5,000.00	1.67	0.00	0.00	0.00

Project Management		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Bloom Projects, LLC		35,349.04	11.78	38,018.14	12.67	36,766.31	12.26	20,517.23
Bloom Projects, LLC			0.00		0.00		0.00	1,219.19	698	9/16/2012
Bloom Projects, LLC			0.00		0.00		0.00	149.83	711	10/7/2012		Includes Am Repro reimbursable expenses
Bloom Projects, LLC			0.00		0.00		0.00	632.29	732	12/2/2012
Bloom Projects, LLC			0.00		0.00		0.00	16,116.52	793	3/24/2013
			0.00		0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		35,349.04	11.78	38,018.14	12.67	36,766.31	12.26

WSST		0.00	0.00	0.00	0.00	0.00	0.00

Subtotals		35,349.04	11.78	38,018.14	12.67	36,766.31	1226	18,117.82

Total Cost of the Work		790,509.76	263.50	798,380.86	266.13	772,092.53	257.36	428,462.37

Met Park North Lobby

Furniture Choices

4/16/2013

Item		Manufacturer	Details	Qty	Price	Total

North Lobby U Sectional Sofa - large		Jeffrey Braun	Corner loveseat, Armless loveseat (2), Armless chair, Ottomans (3)	1	8,534.00	8,534.00

South Lobby L Sectional Sofa		Jeffrey Braun	Corner loveseat, Loveseat, Ottomans (2)	1	5,067.00	5,067.00
Sofa Fabric		Knoll	Venue KT Color: Riverbank K15587 58” wide	57	29.41	1,676.37
	Freight	Knoll		1	92.75	92.75
Ottoman Fabric		Knoll	Rivington color: Saphire K10802	15	103.53	1,552.95
	Freight	Knoll		1	80.00	80.00

North Lobby Coffee Table		Jeffrey Braun	Custom 60x60 Table Top - sandblasted stainless steel w/ clear powdercoat	1	7,333.33	7,333.33
	Freight	Jeffrey Braun		1	2,366.67	2,366.67
South Lobby Coffee Tables		Hightower	Insula EJ 1910 Large Powder Coated Steel (Black)	1	1,500.00	1,500.00
South Lobby Coffee Tables		Hightower	Insula EJ 1900 Small Powder Coated Steel (Black)	2	1,196.67	2,393.34

Lounge Chairs		Hightower	Happy Highback Lounge Chair - Knoll Noble K1556-4 Bermuda fabric	2	2,262.67	4,525.34
Lounge Chairs		Hightower	Happy Highback Lounge Chair - Knoll Hourglass K1523/20 Almond fabric	2	2,140.67	4,281.34
	Freight	Hightower		1	1,508.24	1,508.24
Connectivity Tables		Andreu World	Closed Table ME-3581 27.5 x 71 Finish 370 on Ash wood	4	2,462.67	9,850.68
Connectivity Barstools		Andreu World	Moody BQ 1261 barstool	16	643.33	10,293.28
Barstool fabric		cfstinson	Avant vinyl - Space Blue - av105	6	26.41	158.46
	Freight	cfstinson		1	20.00	20.00
	Freight	Andreu World		1	1,875.90	1,875.90
	Delivery & Installation	Legacy		1	1,296.00	1,296.00
	Design	Legacy		1	288.00	288.00

Total Lobby Furniture						64,693.65
Tax added in budget

Food Court	MetPark North	Summary

Location	1st Floor	Start Date	10/30/2013
Report Date	6/8/2013	Subst. Compl Date	TBD
Approx RSF	1,800	Closed Date	TBD
Plan Date	9/28/2012

[ILLEGIBLE]
Architect / Engineering	5,000.00	2.78	7,000.00	3.89	7,000.00	3.89	1,673.75	5,326.25
Construction	58,217.90	32.34	79,940.37	44.41	78,877.16	43.82	59,161.79	19,715.37
Signage	547.50	0.30	0.00	0.00	0.00	0.00	0.00	0.00
Furniture, Fixtures & Equipment	3,832.50	1.94	32,356.32	17.98	32,356.32	17.98	23,259.44	9,096.88
Contingency	10,000.00	5.56	0.00	0.00	0.00	0.00	0.00	0.00
Project Management	3,879.89	2.16	5,964.83	3.31	5,911.67	3.28	3,117.61	2,794.06

Total Cost of Work	81,477.79	45.08	125,261.53	69.59	124,145.15	68.97	87,212.59	36,932.56

Food Court	MetPark North	Details

Location	1st Floor	Parent Permit:	NA
Report Date	6/8/2013	Child Permit:	NA
Approx RSF	1.800	Start Date	10/30/2013
Plan Date	9/28/2012	Subst. Compl Date	TBD
		Closed Date	TBD

Architect / Engineering		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Weaver Architects #1206306		5,000.00	2.78	5,000.00	2.78	5,000.00	2.78
SD/DD			0.00		0.00		0.00
Coffee Bar Study			0.00	1,750.00	0.97	1,750.00	0.97					Proposal 1/16/13
Reimbursable Expenses			0.00	250.00	0.14	250.00	0.14
			0.00		0.00		0.00
Weaver Architects			0.00		0.00		0.00	585.00	1206302-01	7/31/2012
Weaver Architects			0.00		0.00		0.00	1,088.75	1206302-02	8/31/2012
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		5,000.00	2.78	7,000.00	3.89	7,000.00	3.89

WSST		0.00	0.00	0.00	0.00	0.00	0.00

Subtotals		5,000.00	2.78	7,000.00	3.89	7,000.00	3.89	1,673.75

Construction		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Davis Schueller		53,167.03	29.54	54,000.00	30.00	53,167.03	29.54
Change Order Log			0.00	1,000.00	0.56	862.00	0.48
Scope Additions:			0.00		0.00		0.00
Drum lights, recycling			0.00	15,004.91	8.34	15,004.91	8.34					3/26/13 proposal
Demo bar counters, repair floor			0.00	3,000.00	1.67	3,000.00	1.67					Allowance
			0.00		0.00		0.00
Davis Schueller			0.00		0.00		0.00	59,161.79	22212	2/15/2013
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		53,167.03	29.54	73,004.91	40.56	72,033.94	40.02

WSST	9.50%	5,050.87	2.81	6,935.47	3.85	6,843.22	3.80

Subtotals		58,217.90	32.34	79,940.37	44.41	78,877.16	43.82	59,161.79

Signage		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Signage Allowance		500.00	0.28	0.00	0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		500.00	0.28	0.00	0.00	0.00	0.00

WSST	9.50%	47.50	0.03	0.00	0.00	0.00	0.00

Subtotals		547.50	0.30	0.00	0.00	0.00	0.00	0.00

Food Court	MetPark North	Details

Location	1st Floor	Parent Permit:	NA
Report Date	6/8/2013	Child Permit	NA
Approx RSF	1,800	Start Date	10/30/2013
Plan Date	9/28/2012	Subst. Compl Date	TBD
		Closed Date	TBD

Furniture, Fixtures & Equipment		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Seating Allowance		3,500.00	1.94		0.00		0.00
Kasala Chairs			0.00	1,603.80	0.89	1,603.80	0.89					6 leather chairs	NG
CB2 Furniture			0.00	1,385.00	0.77	1,385.00	0.77					3 chairs, 2 coffee tbls	NG
CB2			0.00		0.00		0.00	1,516.58				Paid by M. Grainger
			0.00		0.00		0.00
See Food Ct Furn tab			0.00	26,560.35	14.76	26,560.35	14.76
Legacy Group			0.00		0.00		0.00	14,542.00	8064	4/17/2013		Deposit for Food Court furniture
Legacy Group			0.00		0.00		0.00	7,200.86	7810	5/23/2013		[Balance of Emeco order (chairs)
			0.00		0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		3,500.00	1.94	29,549.15	16.42	29,549.15	16.42

WSST	9.50%	332.50	0.00	2,807.17	1.56	2,807.17	1.56

Subtotals		3,832.50	1.94	32,356.32	17.98	32,356.32	17.98	23,259.44

Contingency		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Contingency		10,000.00	5.56	0.00	0.00		0.00
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		10,000.00	5.56	0.00	0.00	0.00	0.00

WSST		0.00	0.00	0.00	0.00	0.00	0.00

Subtotals		10,000.00	5.56	0.00	0.00	0.00	0.00	0.00

Project Management		Budget	$/SF	Forecast	$/SF	Contract	$/SF	Invoice	Inv #	Inv Date	PO No.	Description	Aprv	Notes
Bloom Projects, LLC		3,879.89	2.16	5,964.83	3.31	5,911.67	328	4,204.75
Bloom Projects, LLC			0.00		0.00		0.00	3,117.61	785	3/10/2013
			0.00		0.00		0.00
			0.00		0.00		0.00

Pre-Tax Subtotal		3,879.89	2.16	5,964.83	3.31	5,911.67	328

WSST		0.00	0.00		0.00		0.00

Subtotals		3,879.89	2.16	5,964.83	3.31	5,911.67	328	3,117.61

Total Cost of the Work		81,477.79	45.08	125,261.53	69.59	124,145.15	68.97	87,212.59

Met Park North Food Court

Furniture Options

4/3/2013

Item	Manufacturer	Details	Qty	Price	Total
Café Chairs	Emeco	Navy 1111N - Red	26	180.00	4,680.00
Café Tables	Mayline	Bistro Base & Custom Top - 30×30	5	325.00	1,625.00
Mobile Banquet Seating	Kimball	Villa Lounge 2 seat w/o arm K602	3	1,235.00	3,705.00
Banquet Tables	Mayline	Bistro Base & Custom Top - 30×60	3	500.00	1,500.00
Bar Tables	Andreu World	Closed Table ME-3581 27.5 × 71 Finish 370 on Ash wood	2	2,462.67	4,925.34
Freight	Andreu World		1	487.94	487.94
Bar Stools	Emeco	Navy Bar 1006-30 - Brushed Aluminum	12	486.00	5,832.00
Freight	Emeco		1	1,591.07	1,591.07
Delivery & Installation	Legacy		1	2,142.00	2,142.00
Design	Legacy		1	72.00	72.00

Total Food Court Furniture					26,560.35
Tax added in budget

Schedule 8.7

Buyer Audit Information

Property:
EY Audit Requests
Audit Period:	12/31/2012
Initial Request Date:

Title	Ref	Description of Request
GENERAL
	A1	General Ledger detail report showing all journal entry activity for the year (Excel format if available)

	A2	Comparative trial balance comparing 12/31/2012 to 12/31/2011 (Excel format if available)

	A2.1	Comparative trial balance comparing 3/31/2012 to 3/31/2013 (Excel format if available)

	A3	Detail of checks / wire transfers from 1/1/2013 through the end of fieldwork. (Excel format if available)

	A4	Organization/Structure chart for legal entities

	A5	LLC/Partnership agreements for all legal entities listed in the organization/structure chart in item A4 above

	A6	Provide a listing of any related parties.

	A7	Is management aware of any material litigation, claims or assessments at December 31, 2012, or which arose subsequently related to pre-December 31, 2012?

	A8	Provide process narratives regarding the following:

	A9	Cash receipts/revenues/AR

	A10	Cash disbursements/expenses/AP

REVENUES
Rental Revenues
	B1	Listing of Lease Agreements and Amendments for the property

	B2	Signed and final copies of Lease Agreements or Amendments

	B3	Straight-line (SL) rent calculation schedules for all leases

	B4	Listing of 5-year minimum rental payments for disclosure purposes

Tenant Reimbursements
	C1	CAM reconciliations for current fiscal year

Schedule 8.7

EXPENSES
R&M	D1	Provide detail by GL account. Selections to be made by EY.

	D2	Provide invoices, service contracts, and evidence of payment (check copy or other) for significant repairs and maintenance expenses

Utilities	E1	Provide detail by GL account. Selections to be made by EY.

	E2	Provide invoices, service contract, and evidence of payment (check copy or other) for significant utilities expenses

Insurance	F1	Provide invoices, service contract, and evidence of payment (check copy or other) for 2012 insurance premiums

Real Estate Tax	G1	Provide invoices, service contract, and evidence of payment (check copy or other) for 2012 real estate taxes

G&A	H1	Provide detail by GL account. Selections to be made by EY.

	H2	Provide invoices, service contract, and evidence of payment (check copy or other) for significant G&A expenses

Professional Fees	I1	Provide detail by GL account. Selections to be made by EY.

	I2	Provide invoices, property management contract, and evidence of payment (check copy or other) for property management fees

Cutoff testing	J1	Selections below
Selection #	Check #	Vendor

Schedule 8.7